File Numbers 2-96990 and 811-4279

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment Number
Post-Effective Amendment Number 43

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment Number 41

Advantus Series Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

400 Robert Street North

St. Paul, Minnesota 55101-2098

(Address of Principal Executive Offices)

(651) 665-3500

(Registrant’s Telephone Number, Including Area Code)

Copy to:	Eric J. Bentley, Esquire Assistant Secretary Advantus Series Fund, Inc. 400 Robert Street North St. Paul, Minnesota 55101-2098
Michael J. Radmer, Esquire
Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on April 29, 2011 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Advantus Series Fund, Inc.

Prospectus dated April 29, 2011

▲	Bond Portfolio – Class 1 and Class 2
▲	Index 400 Mid-Cap Portfolio – Class 1 and Class 2
▲	Index 500 Portfolio – Class 1 and Class 2
▲	International Bond Portfolio – Class 1 and Class 2
▲	Money Market Portfolio
▲	Mortgage Securities Portfolio – Class 1 and Class 2
▲	Real Estate Securities Portfolio – Class 1 and Class 2

As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved the Fund’s securities. It is a criminal offense to state otherwise.

Table of Contents	i

Summary Information

Summary: Bond Portfolio

Bond Portfolio: Investment Objective

Bond Portfolio seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Portfolio also seeks preservation of capital as a secondary objective.

Bond Portfolio: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Portfolio. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

		Class 1	Class 2
Management Fees	%	0.40	0.40
Distribution (12b-1) Fees	%	—	0.25
Other Expenses	%	0.11	0.11
Acquired Fund Fees and Expenses	%	0.02	0.02

Total Annual Portfolio Operating Expenses	%	0.53	0.78

Expense Example. This example is intended to help you compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

Summary Information	1

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Portfolio. Although actual costs may be higher or lower, based on these assumptions, costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$
Class 2	$

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was     % of the average value of its portfolio.

Bond Portfolio: Principal Investment Strategies

The Bond Portfolio invests primarily in a variety of investment-grade debt securities. It is the Portfolio’s policy to invest, under normal circumstances, at least 80% of the value of its net assets (exclusive of collateral received in connection with securities lending) in bonds (for this purpose, “bonds” includes any debt security). These debt securities include, among other things, investment-grade corporate and mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, investment-grade asset-backed securities and other debt obligations of U.S. banks or savings and loan associations. The Portfolio may also invest a portion of its assets in government and non-governmental mortgage-related securities, including CMOs, and in stripped mortgage-backed securities. The Portfolio may invest in investment-grade debt securities issued by domestic companies in a variety of industries. The Portfolio may invest in debt securities issued by foreign governments and foreign companies. Investments by the Portfolio may be long-term, intermediate-term or short-term debt securities. In selecting securities, the Portfolio’s investment adviser considers factors such as, but not limited to, security pricing, industry outlook, current and anticipated interest rates and other market and economic conditions, general levels of debt prices and issuer operations. The Portfolio may also engage in frequent or short-term trading of securities.

Bond Portfolio: Principal Risks

An investment in the Bond Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

▲

Call Risk – the risk that securities with interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

2	Summary Information

▲

Company Risk – the risk that individual securities may perform differently from the overall market as a result of changes in specific factors such as profitability or investor perceptions, or as a result of increased volatility in a company’s income or the amount of leverage on the company’s balance sheet.

▲

Credit Risk – the risk that the Portfolio may lose some or all of its investment, including both principal and interest, because an issuer of a debt security, an asset-backed or mortgage-backed security (or an underlying obligor) or other fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.

▲	Extension Risk – the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities.

▲

Foreign Securities Risk – the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Portfolio and affect its share price.

Currency exchange rates.    Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S.

Currency management strategies.    Currency management strategies, including the use of currency and cross currency forwards and currency futures contracts, may substantially change the Portfolio’s exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as expected. In addition, currency management strategies, to the extent that they are used as a hedging technique to reduce the Portfolio’s exposure to currency risks, may also reduce the Portfolio’s ability to benefit from favorable changes in currency exchange rates.

Political and economic developments.    The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases.

Trading practices.    Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Portfolio’s assets) also may involve delays in payment, delivery or recovery of money or investments.

Availability of information.    Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies.

Limited markets.    Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities.

Summary Information	3

Emerging markets.    The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

▲	Income Risk – the risk that the Portfolio may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.

▲

Interest Rate Risk – the risk that the value of a debt security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under “Investing in the Fund – Investment Objective, Policies and Practices – Bond Portfolio”).

▲

Liquidity Risk – the risk that the debt securities or fixed income obligations purchased by the Portfolio, including restricted securities determined by the Portfolio’s investment adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment adviser.

▲

Non-Agency Securities Risk – is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government. These securities may include but are not limited to securities issued by non-government entities which can include instruments secured by obligations of prime, Alt A, and sub-prime residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans).

▲

Prepayment Risk – the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

▲	Short-Term Trading Risk – the risk that the Portfolio may trade securities frequently and hold securities for one year or less, which will increase the Portfolio’s transaction costs.

4	Summary Information

Bond Portfolio: Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare to the return of a broad based index. The performance shown in the bar chart below is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

Calendar Year Total Returns for Class 2 Shares

Best Quarter:	%
Worst Quarter:	%

Average Annual Total Return (for periods ending December 31, 2010)
	1 Year	5 Years	10 Years	Inception
Bond Portfolio — Class 1 (inception 2/11/08)%		—	—
Bond Portfolio — Class 2%				—
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)%				—

Summary Information	5

Bond Portfolio: Management

The Portfolio is advised by Advantus Capital Management, Inc. (Advantus Capital). The following individuals serve as the Portfolio’s primary portfolio managers:

Name and Title	Primary Manager Since
Christopher R. Sebald Executive Vice President, Chief Investment Officer and Portfolio Manager, Advantus Capital	August 14, 2003
Thomas B. Houghton Vice President and Portfolio Manager, Advantus Capital	April 29, 2005
David W. Land Vice President and Portfolio Manager, Advantus Capital	April 29, 2005

For a summary of other important additional information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 34 of this prospectus.

6	Summary Information

Summary: Index 400 Mid-Cap Portfolio

Index 400 Mid-Cap Portfolio: Investment Objective

Index 400 Mid-Cap Portfolio seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor’s 400 MidCap Index (the S&P 400).

Index 400 Mid-Cap Portfolio: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Portfolio. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

		Class 1	Class 2
Management Fees	%	0.15	0.15
Distribution (12b-1) Fees	%	—	0.25
Other Expenses	%	0.20	0.20
Acquired Fund Fees and Expenses	%	0.01	0.01

Total Annual Portfolio Operating Expenses	%	0.36	0.61

Expense Example. This example is intended to help you compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Portfolio. Although actual costs may be higher or lower, based on these assumptions, costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$
Class 2	$

Summary Information	7

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was     % of the average value of its portfolio.

Index 400 Mid-Cap Portfolio: Principal Investment Strategies

The Index 400 Mid-Cap Portfolio invests its assets in all of the common stocks included in the S&P 400. The S&P 400 consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a float-adjusted market-weighted index (stock price times float-adjusted shares outstanding), with each stock affecting the index in proportion to its float-adjusted market value. As of March 31, 2011, the market capitalizations of companies included in the S&P 400 ranged from $             million to $             billion.

The Portfolio attempts to achieve a correlation with the S&P 400 of 100% without considering Portfolio expenses. However, the Portfolio is not required to hold a minimum or maximum number of common stocks included in the S&P 400, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 400. Under normal conditions, the Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in the common stocks included in the S&P 400.

Index 400 Mid-Cap Portfolio: Principal Risks

An investment in the Index 400 Mid-Cap Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

▲

Index Performance Risk – the risk that the Portfolio’s ability to replicate the performance of the S&P 400 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s Rating Services calculates the S&P 400, the amount and timing of cash flows into and out of the Portfolio, commissions, settlement fees, and other expenses.

▲	Market Risk – the risk that equity securities are subject to adverse trends in equity markets.

▲	Portfolio Risk – the risk that Portfolio performance may not meet or exceed that of the market as a whole.

8	Summary Information

Index 400 Mid-Cap Portfolio: Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare to the return of a broad based index. The performance shown in the bar chart below is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

Calendar Year Total Returns for Class 2 Shares

Best Quarter:	%
Worst Quarter:	%

Average Annual Total Return (for periods ending December 31, 2010)
	1 Year	5 Years	10 years	Inception
Index 400 Mid-Cap Portfolio — Class 1 (inception 2/11/08)%		—	—
Index 400 Mid-Cap Portfolio — Class 2%				—
S&P 400 MidCap Index (reflects no deduction for fees, expenses or taxes)%				—

Summary Information	9

Index 400 Mid-Cap Portfolio: Management

The Portfolio is advised by Advantus Capital Management, Inc. (Advantus Capital). The following individual serves as the Portfolio’s primary portfolio manager:

Name and Title	Primary Manager Since
James P. Seifert Portfolio Manager, Advantus Capital	June 30, 1999

For a summary of other important additional information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 34 of this prospectus.

10	Summary Information

Summary: Index 500 Portfolio

Index 500 Portfolio: Investment Objective

Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500).

Index 500 Portfolio: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Portfolio. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

		Class 1	Class 2
Management Fees	%	0.15	0.15
Distribution (12b-1) Fees	%	—	0.25
Other Expenses	%	0.08	0.08
Acquired Fund Fees and Expenses	%	0.01	0.01

Total Annual Portfolio Operating Expenses	%	0.24	0.49

Expense Example. This example is intended to help you compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

Summary Information	11

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Portfolio. Although actual costs may be higher or lower, based on these assumptions, costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$
Class 2	$

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was     % of the average value of its portfolio.

Index 500 Portfolio: Principal Investment Strategies

The Index 500 Portfolio invests its assets in all of the common stocks included in the S&P 500. The S&P 500 consists of 500 large cap common stocks which together represent 75% of the total U.S. stock market. It is a float-adjusted market-weighted index (stock price times float-adjusted shares outstanding), with each stock affecting the index in proportion to its market value. As of March 31, 2011, the market capitalizations of companies included in the S&P 500 ranged from $             billion to $             billion.

The Portfolio attempts to achieve a correlation with the S&P 500 of 100% without considering Portfolio expenses. However, the Portfolio is not required to hold a minimum or maximum number of common stocks included in the S&P 500, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 500. Under normal conditions, the Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in the common stocks included in the S&P 500.

Index 500 Portfolio: Principal Risks

An investment in the Index 500 Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

▲

Index Performance Risk – the risk that the Portfolio’s ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s Rating Services calculates the S&P 500, the amount and timing of cash flows into and out of the Portfolio, commissions, settlement fees, and other expenses.

▲	Market Risk – the risk that equity securities are subject to adverse trends in equity markets.

▲	Portfolio Risk – the risk that Portfolio performance may not meet or exceed that of the market as a whole.

12	Summary Information

Index 500 Portfolio: Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare to the return of a broad based index. The performance shown in the bar chart below is for Class 2 shares and reflects a 0.25% distribution fee that is not charged to Class 1 shares. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

Calendar Year Total Returns for Class 2 Shares

Best Quarter:	%
Worst Quarter:	%

Average Annual Total Return (for periods ending December 31, 2010)
	1 Year	5 Years	10 Years	Inception
Index 500 Portfolio — Class 1 (inception 2/11/08)%		—	—
Index 500 Portfolio — Class 2%				—
S&P 500 Index (as adjusted for dividend reinvestment; reflects no deduction for fees, expenses or taxes)%				—

Summary Information	13

Index 500 Portfolio: Management

The Portfolio is advised by Advantus Capital Management, Inc. (Advantus Capital). The following individual serves as the Portfolio’s primary portfolio manager:

Name and Title	Primary Manager Since
James P. Seifert Portfolio Manager, Advantus Capital	June 30, 1999

For a summary of other important additional information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 34 of this prospectus.

14	Summary Information

Summary: International Bond Portfolio

International Bond Portfolio: Investment Objective

International Bond Portfolio seeks to maximize current income, consistent with the protection of principal.

International Bond Portfolio: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Portfolio. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

		Class 1	Class 2
Management Fees	%	0.60	0.60
Distribution (12b-1) Fees	%	—	0.25
Other Expenses	%	0.38	0.38

Total Annual Portfolio Operating Expenses	%	0.98	1.23

Expense Example. This example is intended to help you compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Portfolio. Although actual costs may be higher or lower, based on these assumptions, costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$
Class 2	$

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was     % of the average value of its portfolio.

Summary Information	15

International Bond Portfolio: Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets in “bonds.” “Bonds” include debt securities of any maturity, such as bonds, notes, bills and debentures. Although the Portfolio may buy bonds rated in any category, it focuses on “investment grade” bonds. The Portfolio may invest up to 25% of its total assets in bonds that are rated below investment grade (these instruments are sometimes called “junk”). The Portfolio is a non-diversified fund.

The Portfolio invests predominantly in bonds issued by governments and government agencies located around the world. The Portfolio’s assets will be invested in issuers located in at least three countries (including the U.S.). The Portfolio may invest without limit in developing markets.

Although the Portfolio may buy bonds rated in any category, it focuses on “investment grade” bonds. The Portfolio may invest up to 25% of its total assets in bonds that are rated below investment grade (these instruments are sometimes called “junk”). Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

The Portfolio is a non-diversified fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

For purposes of pursuing its investment goal, the Portfolio may enter into various currency related transactions involving derivative instruments, including currency and cross currency forwards and currency and currency index futures contracts. The use of these derivative transactions may allow the Portfolio to obtain net long or net negative (short) exposure to selected currencies. The Portfolio may also enter into interest rate and credit related transactions involving derivative instruments, including interest rate and credit default swaps, bond/interest rate futures contracts and options thereon. The use of these derivative transactions may allow the Portfolio to obtain net long or net short exposures to selected interest rates, durations or credit risks. These derivative instruments may be used for hedging purposes, to enhance Portfolio returns or to obtain exposure to various market sectors.

Franklin Advisers, Inc., the Portfolio’s sub-adviser, allocates the Portfolio’s assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks.

International Bond Portfolio: Principal Risks

An investment in the International Bond Portfolio may result in the loss of money, and may be subject to various risks including the following types of main risk:

▲

Interest Rate Risk – the risk that, when interest rates rise, bond prices fall. The opposite is also true: bond prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

▲

Foreign Securities Risk – the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Portfolio and affect its share price.

Currency exchange rates.    Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S.

Currency management strategies.    Currency management strategies, including the use of currency and cross currency forwards and currency futures contracts, may substantially change the Portfolio’s exposure

16	Summary Information

to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as Franklin expects. In addition, currency management strategies, to the extent that they are used as a hedging technique to reduce the Portfolio’s exposure to currency risks, may also reduce the Portfolio’s ability to benefit from favorable changes in currency exchange rates.

Political and economic developments.    The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases.

Trading practices.    Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Portfolio’s assets) also may involve delays in payment, delivery or recovery of money or investments.

Availability of information.    Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies.

Limited markets.    Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities.

Emerging markets.    The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

▲	Credit Risk – the risk that an issuer of bonds may be unable to make interest payments and repay principal when due.

Lower-rated securities.    Securities rated below investment grade, sometimes called “junk bonds,” generally have more credit risk than higher-rated securities. Issuers of high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments.

The prices of high yield, fixed-income securities fluctuate more than higher- quality securities. Prices are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected.

▲

Derivative Securities Risk – the risk that the Portfolio’s investment in derivatives may involve a small investment relative to the amount of risk assumed. The successful use of derivatives may depend on Franklin’s ability to predict market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid.

▲	Income Risk – the risk that, since the Portfolio can only distribute what it earns, the Portfolio’s distributions to shareholders may decline when interest rates fall.

Summary Information	17

▲

Non-Diversification Risk – the risk that, because the Portfolio is a non- diversified fund, it may invest a greater portion of its assets in the securities of any one issuer, and invest in a smaller number of issuers overall than a diversified fund.

▲	Portfolio Risk – the risk that Portfolio performance may not meet or exceed that of the market as a whole.

18	Summary Information

International Bond Portfolio: Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare to the returns of a broad based index and a related secondary index. The performance shown in the bar chart below is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

Calendar Year Total Returns for Class 2 Shares

Best Quarter:	%
Worst Quarter:	%

Average Annual Total Return (for periods ending December 31, 2010)
	1 Year	5 Years	10 Years	Inception
International Bond Portfolio —Class 1 (inception 2/11/08)%		—	—
International Bond Portfolio —Class 2%				—
Citigroup World Government Bond Index (reflects no deduction for fees, expenses or taxes)%				—
Citigroup Non-U.S. World Government Bond Index (reflects no deduction for fees, expenses or taxes)%				—

Summary Information	19

International Bond Portfolio: Management

The Portfolio is advised by Advantus Capital Management, Inc. (Advantus Capital) and sub-advised by Franklin Advisers, Inc. (Franklin). The following individual serves as the Portfolio’s primary portfolio manager:

Name and Title	Primary Manager Since
Michael J. Hasenstab Senior Vice President and Portfolio Manager, Franklin	January 1, 2008

For a summary of other important additional information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 34 of this prospectus.

20	Summary Information

Summary: Money Market Portfolio

Money Market Portfolio: Investment Objective

Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital.

Money Market Portfolio: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of the Portfolio. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	%	0.30
Distribution (12b-1) Fees	%	0.25
Other Expenses	%	0.25

Total Annual Portfolio Operating Expenses	%	0.80

Expense Example. This example is intended to help you compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Portfolio. Although actual costs may be higher or lower, based on these assumptions, costs would be:

1 Year	3 Years	5 Years	10 Years
$

Summary Information	21

Money Market Portfolio: Principal Investment Strategies

The Money Market Portfolio intends to maintain a one dollar ($1.00) net asset value per share.

The Money Market Portfolio invests in a variety of U.S. dollar denominated money market securities, which may include domestic corporate obligations (including commercial paper, notes, bonds, asset-backed commercial paper and other asset-backed securities), securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, and shares of other money market funds. The Portfolio invests only in high quality securities. Generally, the Portfolio may purchase only securities rated within the two highest short-term rating categories of one or more national rating agencies. The Portfolio only invests in securities that mature in 397 calendar days or less from the date of purchase in the case of securities in the national rating agencies’ highest short-term rating categories, and that mature in 45 calendar days or less from the date of purchase in the case of securities in the national rating agencies’ second highest short-term rating categories. The Portfolio maintains an average weighted maturity of 60 days or less and a weighted average life of 120 days or less.

Money Market Portfolio: Principal Risks

An investment in the Money Market Portfolio may result in the loss of money, and may be subject to various risks including the following types of main risk:

▲

Credit Risk – the risk that the Portfolio may lose some or all of its investment because an issuer of a debt security or other fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.

▲	Income Risk – the risk that the Portfolio may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.

▲	Inflation Risk – the risk that inflation will erode the purchasing power of the value of securities held by the Portfolio or the Portfolio’s dividends.

▲	Interest Rate Risk – the risk that the value of a fixed income obligation will decline due to changes in market interest rates.

▲

Liquidity Risk – the risk that the debt securities or fixed income obligations purchased by the Portfolio, including restricted securities determined by the Portfolio’s investment adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment adviser.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

22	Summary Information

Money Market Portfolio: Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

Calendar Year Total Returns

Best Quarter:		%
Worst Quarter:	and	%

Average Annual Total Return (for periods ending December 31, 2010)
		1 Year	5 Years	10 Years
Money Market Portfolio	%

Summary Information	23

Money Market Portfolio: Management

The Portfolio is advised by Advantus Capital Management, Inc. (Advantus Capital). The following individuals serve as the Portfolio’s primary portfolio managers:

Name and Title	Primary Manager Since
Thomas B. Houghton Vice President and Portfolio Manager, Advantus Capital	August 18, 2003
Christopher R. Sebald Executive Vice President, Chief Investment Officer and Portfolio Manager, Advantus Capital	April 29, 2005

For a summary of other important additional information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 34 of this prospectus.

24	Summary Information

Summary: Mortgage Securities Portfolio

Mortgage Securities Portfolio: Investment Objective

Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk.

Mortgage Securities Portfolio: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Portfolio. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

		Class 1	Class 2
Management Fees	%	0.40	0.40
Distribution (12b-1) Fees	%	—	0.25
Other Expenses	%	0.26	0.26
Acquired Fund Fees and Expenses	%	0.05	0.05

Total Annual Portfolio Operating Expenses	%	0.71	0.96

Expense Example. This example is intended to help you compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Portfolio. Although actual costs may be higher or lower, based on these assumptions, costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$
Class 2	$

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was     % of the average value of its portfolio.

Summary Information	25

Mortgage Securities Portfolio: Principal Investment Strategies

Under normal circumstances, the Mortgage Securities Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in mortgage-related securities. The Portfolio invests a major portion of its assets in investment-grade securities representing interests in pools of mortgage loans. In addition, the Portfolio may invest in a variety of other mortgage-related securities including collateralized mortgage obligations (CMOs), asset-backed securities and stripped mortgage-backed securities. In selecting securities, the Portfolio’s investment adviser considers factors such as, but not limited to, security pricing, prepayment risk, liquidity, credit quality and the type of loan and collateral underlying the security, as well as trends in economic conditions, interest rates and the mortgage markets. The Portfolio may also engage in frequent or short-term trading of securities.

The Portfolio may invest in government or government-related mortgage loan pools or private mortgage loan pools in which the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal governmental guarantors of mortgage-related securities are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Portfolio may also invest in private mortgage loan pools sponsored by commercial banks, insurance companies, mortgage bankers and other private financial institutions.

The Portfolio may also invest a major portion of its assets in CMOs, asset-backed securities and stripped mortgage-backed securities. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series or classes of series. Asset-backed securities usually represent pools of consumer loans (such as manufactured housing loans). Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest-only and principal-only components.

Mortgage Securities Portfolio: Principal Risks

An investment in the Mortgage Securities Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

▲

Call Risk – the risk that callable securities with high interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

▲

Concentration Risk – the risk that the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Portfolio concentrates its investments in the mortgage and mortgage-finance industry.

▲

Credit Risk – the risk that the Portfolio may lose some or all of its investment, including both principal and interest, because an issuer of an asset-backed or mortgage-backed security (or an underlying obligor) or other fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.

▲	Extension Risk – the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities.

26	Summary Information

▲	Income Risk – the risk that the Portfolio may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.

▲

Interest Rate Risk – the risk that the value of a mortgage-backed security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under “Investing in the Fund – Investment Objective, Policies and Practices – Mortgage Securities Portfolio”).

▲

Liquidity Risk – the risk that mortgage-related securities purchased by the Portfolio, including restricted securities determined by the Portfolio’s investment adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment adviser.

▲

Non-Agency Securities Risk – is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government. These securities may include but are not limited to securities issued by non-government entities which can include instruments secured by obligations of prime, Alt A, and sub-prime residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans).

▲

Prepayment Risk – the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

▲	Short-Term Trading Risk – the risk that the Portfolio may trade securities frequently and hold securities for one year or less, which will increase the Portfolio’s transaction costs.

Summary Information	27

Mortgage Securities Portfolio: Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare to the return of a broad based index. The performance shown in the bar chart below is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

Calendar Year Total Returns for Class 2 Shares

Best Quarter:	%
Worst Quarter:	%

Average Annual Total Return (for periods ending December 31, 2010)
	1 Year	5 Years	10 Years	Inception
Mortgage Securities Portfolio —Class 1 (inception 2/11/08)%		—	—
Mortgage Securities Portfolio —Class 2%				—
Barclays Capital Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)%				—

28	Summary Information

Mortgage Securities Portfolio: Management

The Portfolio is advised by Advantus Capital Management, Inc. (Advantus Capital). The following individuals serve as the Portfolio’s primary portfolio managers:

Name and Title	Primary Manager Since
David W. Land Vice President and Portfolio Manager, Advantus Capital	April 5, 2004
Christopher R. Sebald Executive Vice President, Chief Investment Officer and Portfolio Manager, Advantus Capital	August 14, 2003

For a summary of other important additional information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 34 of this prospectus.

Summary Information	29

Summary: Real Estate Securities Portfolio

Real Estate Securities Portfolio: Investment Objective

Real Estate Securities Portfolio seeks above average income and long-term growth of capital.

Real Estate Securities Portfolio: Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Portfolio. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Not Applicable

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

		Class 1	Class 2
Management Fees	%	0.70	0.70
Distribution (12b-1) Fees	%	—	0.25
Other Expenses	%	0.30	0.30
Acquired Fund Fees and Expenses	%	0.01	0.01

Total Annual Portfolio Operating Expenses	%	1.01	1.26

Expense Example. This example is intended to help you compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Portfolio. Although actual costs may be higher or lower, based on these assumptions, costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$
Class 2	$

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was     % of the average value of its portfolio.

Real Estate Securities Portfolio: Principal Investment Strategies

Under normal circumstances, the Real Estate Securities Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in real estate and real estate-related securities.

30	Summary Information

“Real estate securities” include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. “Real estate-related securities” include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. The Portfolio does not invest directly in real estate.

Most of the Portfolio’s real estate securities portfolio will consist of securities issued by Real Estate Investment Trusts (REITs) or Real Estate Operating Companies (REOCs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and that receives favorable tax treatment provided it meets certain conditions, including the requirement that it distributes at least 90% of its taxable income. The Portfolio mostly invests in equity REITs but also invests portions of its assets in mortgage REITs and hybrid REITs. A REOC is a corporation that also can invest in fee or leasehold ownership of real estate or mortgages, but may also invest directly in other businesses that are either related or unrelated to the ownership of real estate. The Portfolio may invest in companies of any size capitalization. In selecting securities, the Portfolio’s investment adviser considers factors such as a company’s financial condition, financial performance, quality of management, policies and strategies, real estate properties and competitive market condition. The Portfolio may also write call and put options in order to enhance the Portfolio’s income.

Real Estate Securities Portfolio: Principal Risks

An investment in the Real Estate Securities Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

▲

Company Risk – the risk that individual securities may perform differently from the overall market as a result of changes in specific factors such as profitability or investor perceptions, or as a result of increased volatility in a company’s income or share price because of the amount of leverage on the company’s balance sheet.

▲

Concentration Risk – the risk that the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry The Portfolio concentrates its investments in the real estate and real estate related industry.

▲

Credit Risk – the risk that the Portfolio may lose some or all of its investment, including both principal and interest, because an issuer of a debt security, an asset-backed or mortgage-backed security (or an underlying obligor) or other fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.

▲	Derivatives Risk – the risk associated with investing in a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.

▲	Income Risk – the risk that the Portfolio may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.

▲

Interest Rate Risk – the risk that the value of a debt security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under “Investing in the Fund – Investment Objective, Policies and Practices – Bond Portfolio”).

Summary Information	31

▲

Liquidity Risk – the risk that the debt securities or fixed income obligations purchased by the Portfolio, including restricted securities determined by the Portfolio’s investment adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment adviser.

▲	Market Risk – the risk that equity securities are subject to adverse trends in equity markets.

▲	Portfolio Risk – the risk that Portfolio performance may not meet or exceed that of the market as a whole.

▲

Real Estate Risk – the risk that the value of the Portfolio’s investments may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing or other events affecting the value of real estate, buildings or other real estate fixtures.

▲

REIT-Related Risk – the risk that the value of the Portfolio’s equity securities issued by REITs will be adversely affected by changes in the value of the underlying property or by the loss of the REIT’s favorable tax status.

32	Summary Information

Real Estate Securities Portfolio: Performance

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare to the return of a broad based index. The performance shown in the bar chart below is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

Calendar Year Total Returns for Class 2 Shares

Best Quarter:	%
Worst Quarter:	%

Average Annual Total Return (for periods ending December 31, 2010)
	1 Year	5 Years	10 Years	Inception
Real Estate Securities Portfolio — Class 1 (inception 2/11/08)%		—	—
Real Estate Securities Portfolio — Class 2 (inception 5/1/98)%				—
Dow Jones Wilshire Real Estate Securities Index (reflects no deduction for fees, expenses or taxes)%				—

Summary Information	33

Real Estate Securities Portfolio: Management

The Portfolio is advised by Advantus Capital Management, Inc. (Advantus Capital). The following individuals serve as the Portfolio’s primary portfolio managers:

Name and Title	Primary Manager Since
Joseph R. Betlej Vice President and Portfolio Manager, Advantus Capital	May 1, 1998
Lowell R. Bolken Portfolio Manager, Advantus Capital	January 13, 2006

For a summary of other important additional information about purchase and sale of Portfolio shares, tax information, and financial intermediary compensation, please see “Important Additional Summary Information” below.

Important Additional Summary Information

Purchase and Sale of Fund Shares

Portfolio shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. It is possible that the Fund may offer Portfolio shares to other financial intermediaries in the future. Purchases and sales of Portfolio shares may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for detail.

Taxes

For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life or other participating life insurance companies, please see the appropriate prospectus for those contracts.

Financial Intermediary Compensation

When you purchase Portfolio shares through a life insurance company in connection with its variable annuity contracts or variable life insurance policies, or through another financial intermediary, the Fund or its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

34	Summary Information

Detailed Portfolio Information

This section provides important additional details about each Portfolio’s investment objective, principal investment strategies and related risks.

A Portfolio’s fundamental investment policies cannot be changed without the approval of a majority of the Portfolio’s outstanding voting shares. Each Portfolio’s investment objective is a fundamental investment policy. Other investment restrictions that are fundamental are listed in the Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information says that it is. The Fund’s Board of Directors can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus.

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s holdings of securities is available in the Statement of Additional Information.

Bond Portfolio

Bond Portfolio seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Portfolio also seeks preservation of capital as a secondary objective.

The Portfolio’s benchmark index is the Barclays Capital Aggregate Bond Index (the “Index”), an unmanaged composite including U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year. The Portfolio’s investment positions may be overweight or underweight versus the Index in all sectors, including in asset-backed securities, commercial mortgage-backed securities, non-agency collateralized mortgage-obligations (CMOs), and corporate bond securities. The Portfolio holds securities in all sectors contained in the Index, but in addition holds positions not included in the Index including, but not limited to, CMOs. The Portfolio typically holds similar, but not identical securities represented in the Index. Additionally, the Portfolio Manager determines the appropriate security position size and the Portfolio will typically hold security position sizes (generally referenced as a percentage of total portfolio holdings) that are not in the same proportion as that security or a similar security represents in the Index. Sector exposure is determined by the Portfolio Manager from time to time, and may vary significantly from the Index exposure.

Principal Investment Strategies. It is the Portfolio’s policy to invest, under normal circumstances, at least 80% of the value of its net assets (exclusive of collateral received in connection with securities lending) in bonds (for this purpose, “bonds” includes any debt security). The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Portfolio invests primarily in a variety of investment-grade debt securities which include:

▲	investment-grade corporate debt obligations and mortgage-backed securities

▲

debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds, and U.S. Treasury inflation-protection securities)

▲	investment-grade mortgage-backed securities issued by governmental agencies and financial institutions

▲	investment-grade asset-backed securities

▲	debt securities issued by foreign governments and foreign companies

▲	debt obligations of U.S. banks, savings and loan associations and savings banks

Detailed Portfolio Information	35

The Portfolio will invest a portion of its assets in investment-grade debt obligations issued by domestic companies in a variety of industries. The Portfolio may invest in long-term debt securities (i.e., maturities of more than 10 years), intermediate debt securities (i.e., maturities from 3 to 10 years) and short-term debt securities (i.e., maturities of less than 3 years).

In selecting corporate debt securities and their maturities, Advantus Capital seeks to maximize current income by engaging in a risk/return analysis that focuses on various factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations. An additional consideration in selecting securities is the availability of a market price for a particular security. Advantus Capital may choose not to buy a security or to hold a lesser amount of a security if a market price for such security is not readily available. Advantus Capital may still buy or hold a security for which a market price is not readily available, but such securities must then be valued at fair value in accordance with valuation policies and procedures approved by the Fund’s Board of Directors.

The Portfolio may also invest a portion of its assets in government and non- governmental mortgage-related securities, including CMOs, and in stripped mortgage-backed securities and asset-backed securities. CMOs are debt obligations typically issued by a private special-purpose entity that are collateralized by residential or commercial mortgage loans or pools of residential mortgage loans. CMOs allocate the priority of the distribution of principal and interest from the underlying mortgage loans among various series. Each series differs from the other in terms of the priority right to receive cash payments from the underlying mortgage loans.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the interest holder to receive the interest portion of cash payments, while the principal component only allows the interest holder to receive the principal portion of cash payments.

Asset-backed securities represent interest in pools of consumer loans (such as credit card, trade or automobile loans). Investors in asset-backed securities are entitled to receive payments of principal and interest received by the pool entity from the underlying consumer loans net of any costs and expenses incurred by the entity.

The market for bonds and other debt securities is generally liquid, but individual debt securities purchased by the Portfolio may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular debt securities or the broader bond market as a whole. In addition, the Portfolio may, at the time of purchase, invest up to 15% of its net assets in illiquid securities, and may also invest without limit in securities whose disposition is restricted under the federal securities laws but which have been determined by Advantus Capital to be liquid under liquidity guidelines adopted by the Fund’s Board of Directors. Investments in illiquid and restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Portfolio bears the costs of registering such securities. The Portfolio may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but liquid or unrestricted securities. As of December 31, 2010, the Portfolio had     % of its net assets invested in illiquid securities, and     % of its net assets invested in restricted securities deemed liquid pursuant to the liquidity guidelines. Advantus Capital continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid. This could result in more than 15% of the Portfolio’s net assets being invested in illiquid securities.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio’s duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into

36	Detailed Portfolio Information

consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Portfolio expects that under normal circumstances the effective duration of its debt, mortgage-related and asset-backed securities portfolio will range from four to seven years.

Other Investment Strategies. To help manage the average duration of its portfolio of fixed income securities, or to attempt to hedge against the effects of interest rate changes on current or intended investments in fixed rate securities, the Portfolio may invest to a limited extent in futures contracts or other derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock or bond) or a market index. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

In addition, the Portfolio may invest lesser portions of its assets in interest rate and other bond futures contracts and options on futures contracts, convertible investment-grade and non- investment grade debt securities issued by domestic companies, investment grade debt securities issued by domestic governments, restricted and illiquid securities, options (the Portfolio may purchase, sell and write put and call options), stripped asset-backed securities, securities purchased on a when- issued or forward commitment basis, mortgage dollar roll transactions, securities of other investment companies, preferred stocks and other equity securities obtained upon conversion of debt securities or warrants, swap agreements, credit default swaps, repurchase agreement transactions, certificates of deposit, bankers acceptances, and cash and cash equivalents, including commercial paper and other money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Principal Risks. An investment in the Portfolio is subject to the following principal risks:

▲ Call Risk ▲ Company Risk ▲ Credit Risk ▲ Currency Risk ▲ Extension Risk ▲ Foreign Securities Risk	▲ Income Risk ▲ Interest Rate Risk ▲ Liquidity Risk ▲ Non-Agency Securities Risk ▲ Prepayment Risk ▲ Short-Term Trading Risk

Other Risks. In addition to the principal risks identified above, an investment in the Portfolio may also be subject to the following risks:

▲ Derivatives Risk ▲ Diversification Risk ▲ Inflation Risk ▲ Market Risk	▲ Portfolio Risk ▲ Securities Lending Risk ▲ Sub-Prime Mortgage Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.

Index 400 Mid-Cap Portfolio

Index 400 Mid-Cap Portfolio seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor’s 400 MidCap Index (the S&P 400).

Detailed Portfolio Information	37

Principal Investment Strategies. Under normal conditions, the Portfolio invests its assets in all of the common stocks included in the S&P 400. The S&P 400 consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a float-adjusted market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its float-adjusted market value. As of March 31, 2011, the market capitalizations of companies included in the S&P 400 ranged from $             million to $             billion. The Portfolio attempts to achieve a correlation of 100% without considering Portfolio expenses. However, the Portfolio is not required to hold a minimum or maximum number of common stocks included in the S&P 400, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 400. The index is float-adjusted to reflect only available shares. The float adjustment affects each company’s weight in the index through adjustments for stocks where a significant portion of shares outstanding is not available to investors.

Advantus Capital utilizes a computer program to confirm the Portfolio’s S&P 400 replication and to round off security weightings.

Under normal conditions, the Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in the common stocks included in the S&P 400 (investments covered by this 80% policy may also include S&P 400 stock index futures contracts or shares of other investment companies that also track the performance of the S&P 400, each of which have economic characteristics similar to an investment in the S&P 400). The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.

S&P designates the stocks included in the S&P 400. From time to time, S&P may add or delete stocks from the S&P 400. Inclusion of a stock in the S&P 400 does not imply an opinion by S&P as to its investment merit. “Standard & Poor’s,” “S&P,” “S&P 400” and “Standard & Poor’s MidCap 400,” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P.

Other Investment Strategies. To help stay fully invested and to reduce transaction costs, the Portfolio may invest to a limited extent in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock or bond) or a market index (such as the S&P 400). The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

In addition, the Portfolio may invest lesser portions of its assets in investment-grade short-term fixed income securities, securities of other investment companies, restricted and illiquid securities, index depositary receipts, stock index futures contracts and options on futures contracts, swap agreements, repurchase agreement transactions, certificates of deposit, bankers acceptances, and cash and cash equivalents, including commercial paper and other money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Principal Risks. An investment in the Portfolio is subject to the following principal risks:

▲ Index Performance Risk ▲ Market Risk	▲ Portfolio Risk

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Other Risks. In addition to the principal risks identified above, an investment in the Portfolio may also be subject to the following risks:

▲ Company Risk ▲ Derivatives Risk ▲ Diversification Risk ▲ Inflation Risk ▲ Mid Size Company Risk	▲ Non-Agency Securities Risk ▲ Sector Risk ▲ Securities Lending Risk ▲ Sub-Prime Mortgage Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.

Index 500 Portfolio

Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500). The S&P 500 is a broad, unmanaged index of 500 large cap common stocks which together represent about 75% of the total U.S. stock market. It is a float-adjusted market-weighted index (stock price times float-adjusted shares outstanding), with each stock affecting the index in proportion to its float-adjusted market value.

Principal Investment Strategies. Under normal conditions, the Portfolio invests its assets in all of the common stocks included in the S&P 500. As of March 31, 2011, the market capitalizations of companies included in the S&P 500 ranged from $             billion to $             billion. The Portfolio attempts to achieve a correlation of 100% without considering Portfolio expenses. However, the Portfolio is not required to hold a minimum or maximum number of common stocks included in the S&P 500, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 500. The index is float-adjusted to reflect only available shares. The float adjustment affects each company’s weight in the index through adjustments for stocks where a significant portion of shares outstanding is not available to investors.

Advantus Capital utilizes a computer program to confirm the Portfolio’s S&P 500 replication and to round off security weightings.

Under normal conditions, the Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in the common stocks included in the S&P 500 (investments covered by this 80% policy may also include S&P 500 stock index futures contracts or shares of other investment companies that also track the performance of the S&P 500, each of which have economic characteristics similar to an investment in the S&P 500). The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.

Standard & Poor’s Rating Services (S&P), a division of the McGraw-Hill Companies, Inc., designates the stocks included in the S&P 500. From time to time, S&P may add or delete stocks from the S&P 500. Inclusion of a stock in the S&P 500 does not imply an opinion by S&P as to its investment merit. “Standard & Poor’s,” “S&P,” “S&P 500,” “Standard & Poor’s 500,” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P.

Other Investment Strategies. To help stay fully invested and to reduce transaction costs, the Portfolio may invest to a limited extent in derivatives. Generally speaking, a derivative is a financial contract whose value is

Detailed Portfolio Information	39

based on the value of a financial asset (such as a stock or bond) or a market index (such as the S&P 500). The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

In addition, the Portfolio may invest lesser portions of its assets in investment-grade short-term fixed income securities, stock index futures contracts and options on futures contracts, securities of other investment companies, restricted and illiquid securities, index depositary receipts, swap agreements, repurchase agreement transactions, certificates of deposit, bankers acceptances, and cash and cash equivalents, including commercial paper and other money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Principal Risks. An investment in the Portfolio is subject to the following principal risks:

▲ Index Performance Risk ▲ Market Risk	▲ Portfolio Risk

Other Risks. In addition to the principal risks identified above, an investment in the Portfolio may also be subject to the following risks:

▲ Company Risk ▲ Derivatives Risk ▲ Diversification Risk ▲ Inflation Risk ▲ Large Company Risk	▲ Non-Agency Securities Risk ▲ Sector Risk ▲ Securities Lending Risk ▲ Sub-Prime Mortgage Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.

International Bond Portfolio

International Bond Portfolio seeks to maximize current income, consistent with the protection of principal.

Principal Investment Strategies.    Under normal market conditions, the Portfolio invests at least 80% of its net assets in “bonds.” “Bonds” include debt securities of any maturity, such as bonds, notes, bills and debentures. Shareholders will be given at least 60 days’ advance notice of any change to the 80% policy. The Portfolio invests predominantly in bonds issued by governments and government agencies located around the world. Under normal market conditions, the Portfolio expects to invest at least 40% of its net assets in foreign securities. The Portfolio is a non-diversified fund.

Bonds represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Although the Portfolio may buy bonds rated in any category, it focuses on “investment grade” bonds. These are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor’s or Moody’s Investors Service or, if unrated, determined by Franklin to be comparable. The Portfolio may invest up to 25% of its total assets in bonds that are rated below investment grade (these instruments are sometimes called “junk”). Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

In addition, the Portfolio’s assets will be invested in issuers located in at least three countries, including the United States. A significant portion of the Portfolio’s assets will be invested outside the United States. The Portfolio may also invest without limits in developing markets.

For purposes of pursuing its investment goal, the Portfolio regularly enters into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards, options on currencies

40	Detailed Portfolio Information

(as a purchaser of such options), currency and currency index futures contracts. The use of derivative currency transactions may allow the Portfolio to obtain net long or net negative (short) exposure to selected currencies. The results of such transactions may also represent, from time to time a significant component of the Portfolio’s investment returns. The Portfolio may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures) and options on such contracts, swap agreements (which may include interest rate and credit default swaps). The use of these derivative transactions may allow the Portfolio to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. Franklin considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

The Portfolio may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Portfolio returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates and other market factors. By way of example, when Franklin believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Portfolio could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Portfolio under the contract, the Portfolio will recognize a gain. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Portfolio is denominated in that currency, or it may be used to hedge the Portfolio’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).

A forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward, sometimes referred to as a “cross-hedge,” is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Portfolio believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A cross-hedge will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Portfolio sells a security denominated in another currency. A cross-hedge will protect the Portfolio against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement between two parties to buy or sell a specified quantity of an underlying instrument or asset, such as a specific security or currency, at a specified price at a specified later date that trade on an exchange. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Portfolio to increase or decrease its exposure to the underlying instrument. Although most futures contracts by their terms require the actual delivery or acquisition of the underlying instrument, some require cash settlement. The Portfolio may buy and sell futures contracts that trade on U.S. and foreign exchanges.

Swap agreements, such as interest rate swaps, are contracts between the Portfolio and, typically, a brokerage firm, bank, or other financial institution (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Portfolio agrees with its counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates. For credit default swaps, the “buyer” of the credit default swap

Detailed Portfolio Information	41

agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. As a “buyer” of the credit default swap, the Portfolio is purchasing the obligation of its counterparty to offset losses the Portfolio could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the then current market value of that debt obligation. The Portfolio currently intends only to be a buyer of credit default swaps. An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).

With derivatives, Franklin attempts to predict whether an underlying investment will increase or decrease in value at some future time. Franklin considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy. These techniques could result in a loss if the counterparty to the transaction does not perform as promised. Moreover, investors should bear in mind that the Portfolio is not obligated to actively engage in any derivative transactions.

Portfolio Selection.    Franklin allocates the Portfolio’s assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks.

Other Investment Strategies.    When Franklin believes market or economic conditions are unfavorable for investors, it may invest up to 100% of the Portfolio’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, short-term bank time deposits, bankers’ acceptances and money market fund shares. Franklin also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity or to segregate on the Portfolio’s books in connection with its derivative strategies, such as forward currency, currency or interest rate futures positions. In these circumstances, the Portfolio may be unable to achieve its investment objective.

Principal Risks.    An investment in the Portfolio is subject to the following principal risks:

Interest Rate Risk.    When interest rates rise, bond prices fall. The opposite is also true: bond prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

Foreign Securities Risk.    Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Portfolio and affect its share price.

Currency exchange rates.    Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

Currency management strategies.    Currency management strategies, including the use of currency and cross currency forwards and currency futures contracts, may substantially change the Portfolio’s exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as Franklin expects. In addition, currency management strategies, to the extent that they are used as a hedging technique to

42	Detailed Portfolio Information

reduce the Portfolio’s exposure to currency risks, may also reduce the Portfolio’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that Franklin’s use of currency management strategies will benefit the Portfolio or that they will be, or can be, used at appropriate times.

Political and economic developments.    The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, and securities and currency markets, and the value of the Portfolio’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Portfolio’s investments.

Trading practices.    Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign securities markets, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Portfolio’s assets) also may involve delays in payment, delivery or recovery of money or investments.

Availability of information.    Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

Limited markets.    Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Portfolio may at times may be unable to sell foreign securities at favorable prices.

Emerging markets.    The risks of foreign investments typically are greater in less developed countries, sometimes referred to as developing or emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Credit Risk. An issuer of bonds may be unable to make interest payments and repay principal when due. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value, and, thus, impact Portfolio performance.

Lower-rated securities.    Securities rated below the top four ratings, sometimes called “junk bonds,” generally have more credit risk than higher-rated securities, and have greater potential to become distressed or to default. The Portfolio may invest up to 25% of its assets in lower-rated securities.

Issuers of high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Portfolio could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by

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rating agencies. Prices of corporate high yield securities are often closely linked with the issuer’s stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Portfolio’s ability to sell securities in response to specific economic events or to meet redemption requests.

Substantial declines in the prices of high yield debt securities can dramatically increase the yield of such bonds. The decline in market prices may reflect an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Portfolio of losing some or part of its investment rather than any increase in income that the debt security or securities may pay to the Portfolio on its investment.

Derivative Securities Risk. The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Their successful use will usually depend on the manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Portfolio may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If Franklin is not successful in using such derivative instruments, the Portfolio’s performance may be worse than if the manager did not use such derivative instruments at all. To the extent that the Portfolio uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction (with respect to OTC instruments, including swap agreements and forward currency contracts) does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Portfolio is unable to close out a position because of market illiquidity, the Portfolio may not be able to prevent further losses of value in its derivatives holdings and the Portfolio’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Portfolio may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Portfolio intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if Franklin elects not to do so due to availability, cost or other factors.

Income Risk. Since the Portfolio can only distribute what it earns, the Portfolio’s distributions to shareholders may decline when interest rates fall.

Non-Diversification Risk. The Portfolio is a non-diversified fund. It may invest a greater portion of its assets in the securities of any one issuer, and invest in a smaller number of issuers overall than a diversified fund. The Portfolio may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Portfolio’s shares. The Portfolio intends, however, to meet certain tax diversification requirements.

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Portfolio Risk. The Portfolio’s performance may not meet or exceed the performance of the market as a whole.

Other Risks. In addition to the principal risks discussed above, an investment in the Portfolio may also be subject to the following risks:

▲ Call Risk ▲ Euro Conversion Risk ▲ Extension Risk ▲ Inflation Risk ▲ Market Risk	▲ Non-Agency Securities Risk ▲ Prepayment Risk ▲ Securities Lending Risk ▲ Short-Term Trading Risk ▲ Sub-Prime Mortgage Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.

Money Market Portfolio

Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital.

Although the Portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation.

Principal Investment Strategies. The Portfolio invests in a variety of U.S. dollar denominated money market securities, including:

▲	securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (including bills, notes, bonds and certificates of indebtedness)

▲

obligations of domestic banks, savings and loan associations, savings banks with total assets of at least $2 billion (including certificates of deposit, bank notes, commercial paper, time deposits and bankers’ acceptances)

▲	U.S. dollar denominated obligations of U.S. branches or agencies of foreign banks with total assets of at least $2 billion

▲	U.S. dollar denominated obligations of Canadian chartered banks and London branches of U.S. banks with total assets of at least $2 billion

▲	U.S. dollar denominated securities issued by foreign governments and companies and publicly traded in the United States

▲	obligations of supranational entities such as the International Bank for Reconstruction and Development

▲

domestic corporate, domestic limited partnership and affiliated foreign corporate obligations (including commercial paper, notes and bonds, as well as asset-backed commercial paper and other asset-backed securities)

▲	shares of other investment companies that qualify as money market funds

The Portfolio invests only in high quality securities. Generally, the Portfolio may purchase only securities rated within the two highest short-term rating categories of one or more national rating agencies. The Portfolio only invests in securities that mature in 397 calendar days or less from the date of purchase in the case of securities in

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the national rating agencies’ highest short-term rating categories, and that mature in 45 calendar days or less from the date of purchase in the case of securities in the national rating agencies’ second highest short-term rating categories. The Portfolio maintains an average weighted maturity of 60 days or less and a weighted average life of 120 days or less.

The Portfolio is required to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions. In addition to this general liquidity requirement, the Portfolio must hold at least 10% of its total assets in “daily liquid assets” and at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets are limited to cash, direct obligations of the U.S. Government, and other securities payable within one business day. Weekly liquid securities are limited to cash, direct obligations of the U.S. Government, direct discount obligations of federal government agencies and government-sponsored enterprises with a remaining maturity date of 60 days or less from the date of purchase, and other securities payable within 5 business days.

The Portfolio will invest in shares of other money market funds when it cannot invest as efficiently in other money market securities or when Advantus Capital otherwise believes that the return and liquidity features of a money market fund are beneficial relative to other types of investment options. To the extent the Portfolio invests in shares of another money market fund, it will indirectly absorb its pro rata share of such fund’s operating expenses, including investment advisory and administrative fees, which will reduce the Portfolio’s return on such investment relative to investment alternatives that do not include such expenses.

The market for commercial paper and other money market securities is highly liquid, but individual securities purchased by the Portfolio may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular securities or the broader short-term debt market as a whole. In addition, the Portfolio may, at the time of purchase, invest up to 5% of its net assets in illiquid securities, and may also invest without limit in securities whose disposition is restricted under the federal securities laws but which have been determined by Advantus Capital to be liquid under liquidity guidelines adopted by the Fund’s Board of Directors. Investments in illiquid and restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Portfolio bears the costs of registering such securities. The Portfolio may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but liquid or unrestricted securities. As of December 31, 2010, the Portfolio had     % of its net assets invested in illiquid securities, and     % of its net assets invested in restricted securities deemed liquid pursuant to the liquidity guidelines. Advantus Capital continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid. This could result in more than 5% of the Portfolio’s net assets being invested in illiquid securities.

Other Investment Strategies. In addition, the Portfolio may invest lesser portions of its assets in restricted and illiquid securities, and in repurchase agreement and reverse repurchase agreement transactions.

Principal Risks. An investment in the Portfolio is subject to the following principal risks:

▲ Credit Risk ▲ Income Risk ▲ Inflation Risk	▲ Interest Rate Risk ▲ Liquidity Risk

Other Risks. In addition to the principal risks identified above, an investment in the Portfolio may also be subject to the following risks:

▲ Diversification Risk ▲ Foreign Securities Risk ▲ Market Risk ▲ Non-Agency Securities Risk	▲ Portfolio Risk ▲ Stable Price Risk ▲ Sub-Prime Mortgage Risk

46	Detailed Portfolio Information

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.

Mortgage Securities Portfolio

Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk.

The Portfolio’s benchmark index is the Barclays Capital Mortgage-Backed Securities Index (the “Index”). The Index is an unmanaged benchmark composite which covers the mortgage-backed pass through securities of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). The Index includes fixed-rate and hybrid ARM pass through securities. The Portfolio has invested in and continues to invest in securities that are not included in the Index, including CMOs, asset-backed securities, and commercial mortgage-backed securities. At times, a very substantial percentage of securities held by the Portfolio may be securities not included in the Index. Additionally, the Portfolio Manager determines the appropriate security position size and the Portfolio will typically hold security position sizes (generally referenced as a percentage of total portfolio holdings) that are not in the same proportion as that security or a similar security represents in the Index. Sector exposure for the Portfolio is determined by the Portfolio Manager, and may vary significantly from the Index exposure.

Principal Investment Strategies. Under normal circumstances, the Portfolio invests at least 80% of its net assets (exclusive of collateral received in connection with securities lending) in mortgage-related securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Portfolio invests a major portion of its assets in high and investment-grade securities representing interests in pools of mortgage loans. In addition, the Portfolio may invest in a variety of other mortgage-related securities including collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities.

In selecting mortgage-related securities, Advantus Capital considers a variety of factors, including, but not limited to, security pricing, prepayment risk, credit quality, liquidity, the collateral securing the underlying loan (i.e., residential versus commercial real estate) and the type of underlying mortgage loan (i.e., a 30-year fully-amortized loan versus a 15-year fully-amortized loan). Advantus Capital also considers current and expected trends in economic conditions, interest rates and the mortgage market, and selects securities which, in its judgment, are likely to perform well in those circumstances. An additional consideration in selecting securities is the availability of a market price for a particular security. Advantus Capital may choose not to buy a security or to hold a lesser amount of a security if a market price for such security is not readily available. Advantus Capital may still buy or hold a security for which a market price is not readily available, but such securities must then be valued at fair value in accordance with valuation policies and procedures approved by the Fund’s Board of Directors.

The market for mortgage-related securities is generally liquid, but individual mortgage-related securities purchased by the Portfolio may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular mortgage-related securities or the broader mortgage securities market as a whole. In addition, the Portfolio may, at the time of purchase, invest up to 15% of its net assets in illiquid securities, and may also invest without limit in securities whose disposition is restricted under the federal securities laws but which have been determined by Advantus Capital to be liquid under liquidity guidelines adopted by the Fund’s Board of Directors. Investments in illiquid and restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Portfolio bears the costs of registering such securities. The Portfolio may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but liquid or unrestricted securities. As of December 31, 2010, the Portfolio had     % of its net assets invested in illiquid securities, and     % of its net assets

Detailed Portfolio Information	47

invested in restricted securities deemed liquid pursuant to the liquidity guidelines. Advantus Capital continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid. This could result in more than 15% of the Portfolio’s net assets being invested in illiquid securities.

Interests in pools of mortgage loans provide the security holder the right to receive out of the underlying mortgage loans periodic interest payments at a fixed rate and a full principal payment at a designated maturity or call date. Scheduled principal, interest and other payments on the underlying mortgage loans received by the sponsoring or guarantor entity are then distributed or “passed through” to security holders net of any service fees retained by the sponsor or guarantor. Additional payments passed through to security holders could arise from the prepayment of principal resulting from the sale of residential property, the refinancing of underlying mortgages, or the foreclosure of residential property. In “pass through” mortgage loan pools, payments to security holders will depend on whether mortgagors make payments to the pooling entity on the underlying mortgage loans.

The Portfolio may invest in government or government-related mortgage loan pools or private mortgage loan pools. In government or government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal governmental guarantors of mortgage-related securities are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Although FNMA and FHLMC may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. FNMA and FHLMC generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (i.e., savings and loan institutions, commercial banks and mortgage bankers). In September of 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. As part of this appointment the U.S. Treasury agreed to provide additional capital to FNMA and FHLMC. GNMA securities are supported by the U.S. Treasury.

The Portfolio may also invest in private mortgage loan pools sponsored by commercial banks, insurance companies, mortgage bankers and other private financial institutions. Mortgage pools created by these non- governmental entities offer a higher rate of interest than government or government related securities. Unlike government agency sponsored mortgage loan pools, payment of interest and payment to investors is not guaranteed.

The Portfolio may also invest a major portion of its assets in CMOs, asset-backed securities, and stripped mortgage-backed securities. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments. Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.

Asset-backed securities usually represent interests in pools of consumer loans (typically trade, credit card or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the

48	Detailed Portfolio Information

amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the security holder to receive the interest portion of cash payments, while the principal component only allows the security holder to receive the principal portion of cash payments.

As a rule of thumb, a portfolio of fixed income securities (including mortgage- related securities) experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio’s duration of its portfolio of mortgage-related securities. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of mortgage-related securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Portfolio expects that under normal circumstances the effective duration of its investment portfolio will range from one to seven years.

Other Investment Strategies. To help manage the average duration of its portfolio of fixed income securities, or to attempt to hedge against the effects of interest rate changes on current or intended investments in fixed rate securities, the Portfolio may invest to a limited extent in futures contracts or other derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock or bond) or a market index. The Portfolio will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

In addition, the Portfolio may invest lesser portions of its assets in non- investment grade mortgage-related securities, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, convertible and non- convertible investment-grade and non-investment grade corporate debt securities, securities of other investment companies, direct mortgage investments, interest rate and other bond futures contracts, and options on futures contracts, swap agreements, credit default swaps, options (the Portfolio may purchase, sell and write put and call options), asset-backed and stripped asset-backed securities, U.S. dollar denominated mortgage-related securities issued by foreign governments and companies and traded in the U.S., repurchase agreement transactions, when-issued or forward commitment transactions, mortgage dollar rolls, certificates of deposit, bankers acceptances, and cash and cash equivalents, including commercial paper and other money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Principal Risks. An investment in the Portfolio is subject to the following principal risks:

▲ Call Risk ▲ Concentration Risk ▲ Credit Risk ▲ Extension Risk ▲ Income Risk	▲ Interest Rate Risk ▲ Liquidity Risk ▲ Non-Agency Securities Risk ▲ Prepayment Risk ▲ Short-Term Trading Risk

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Other Risks. In addition to the principal risks identified above, an investment in the Portfolio may also be subject to the following risks:

▲ Derivatives Risk ▲ Diversification Risk ▲ Foreign Securities Risk ▲ Inflation Risk	▲ Market Risk ▲ Portfolio Risk ▲ Sub-Prime Mortgage Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.

Real Estate Securities Portfolio

Real Estate Securities Portfolio seeks above average income and long-term growth of capital.

Principal Investment Strategies. Under normal circumstances, at least 80% of the Portfolio’s net assets (exclusive of collateral received in connection with securities lending) will be invested in real estate and real estate-related securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Portfolio’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.

The Portfolio will primarily invest in real estate and real estate-related equity securities (including securities convertible into equity securities). The Portfolio does not invest directly in real estate.

“Real estate securities” include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include real estate investment trusts (REITs), Real Estate Operating Companies (REOCs), real estate brokers and developers, real estate managers, hotel franchisers, real estate holding companies and publicly traded limited partnerships.

“Real estate-related securities” include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, financial institutions that issue or service mortgages and resort companies.

Most of the Portfolio’s real estate securities portfolio will consist of securities issued by REITs and REOCs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and that receives favorable tax treatment provided it meets certain conditions. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. The Portfolio mostly invests in equity REITs but also invests lesser portions of its assets in mortgage REITs and hybrid REITs. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986 may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax. There is the risk that a REIT held by the Portfolio will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Portfolio, in addition to bearing a proportionate share of the expenses of the Portfolio, investors will also indirectly bear similar expenses of the REITs in which the Portfolio invests. A REOC is typically structured as a “C” corporation under the tax code and is not required to distribute any portion of its income. A REOC, therefore, does not receive the same favorable tax treatment that is accorded a REIT. In addition, the value of the Portfolio’s securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.

50	Detailed Portfolio Information

The Portfolio may invest in securities of small, mid and large capitalization companies. Advantus Capital assesses an investment’s potential for sustainable earnings growth over time. In selecting securities, Advantus Capital considers factors such as a company’s financial condition, financial performance, quality of management, policies and strategies, real estate properties and comparative market position.

The Portfolio may also write put and call options in order to enhance the Portfolio’s income.

Other Investment Strategies. The Portfolio may also invest in exchange-traded funds (ETFs) that replicate a REIT or real estate stock index or a basket of REITs or real estate stocks. The Portfolio may also invest in leveraged ETFs that attempt to provide enhanced returns, or inverse returns, on such indices or baskets. Enhanced or inverse return ETFs present greater opportunities for investment gains but also present correspondingly greater risk of loss. For instance, if the Portfolio invests in a leveraged ETF that attempts to double the return of an index, the ETF’s value would increase or decrease approximately twice the percentage of the underlying index. If the Portfolio invests in a leveraged ETF that attempts to provide the inverse return of an index, the ETF’s value would increase or decrease approximately the opposite percentage of the underlying index. Leveraged ETFs are complex, carry substantial risks, and are generally used to increase or decrease the Portfolio’s exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index.

In addition, the Portfolio may invest lesser portions of its assets in securities issued by companies outside of the real estate industry. The Portfolio may also invest in non-real estate related equity securities, warrants, preferred stock, convertible debt securities, investment-grade fixed income securities, securities of other investment companies, repurchase agreement transactions, master limited partnerships, restricted and illiquid securities, stock index futures contracts and options on futures contracts, options (purchase put and call options), swap agreements, securities issued by foreign governments and companies, American Depository Receipts, securities purchased on a when issued or forward commitment basis, certificates of deposit, bankers acceptances, and cash and cash equivalents, including commercial paper and other money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Principal Risks. An investment in the Portfolio is subject to the following principal risks:

▲ Company Risk ▲ Concentration Risk ▲ Credit Risk ▲ Derivatives Risk ▲ Income Risk ▲ Interest Rate Risk	▲ Liquidity Risk ▲ Market Risk ▲ Portfolio Risk ▲ Real Estate Risk ▲ REIT-Related Risk

Other Risks. In addition to the principal risks identified above, an investment in the Portfolio may also be subject to the following risks:

▲ Diversification Risk ▲ Extension Risk ▲ Foreign Securities Risk ▲ Inflation Risk ▲ Large Company Risk ▲ Limited Portfolio Risk ▲ Mid Size Company Risk	▲ Non-Agency Securities Risk ▲ Prepayment Risk ▲ Sector Risk ▲ Securities Lending Risk ▲ Short-Term Trading Risk ▲ Small and Micro-Cap Company Risk ▲ Sub-Prime Mortgage Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.

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Investment Practices Common to the Portfolios

In an attempt to respond to adverse market, economic, political or other conditions, each of the Portfolios may also invest for temporary defensive purposes in cash and various short-term cash equivalent items without limit. When investing for temporary defensive purposes, a Portfolio may not always achieve its investment objective. See “Investment Objective and Policies — Defensive Purposes” in the Statement of Additional Information for further details.

Defining Risks

Investment in each Portfolio involves risks. A Portfolio’s yield and price are not guaranteed, and the value of an investment in a Portfolio will go up or down. The value of an investment in a particular Portfolio may be affected by the risks of investing in that Portfolio as identified for each Portfolio in “Detailed Portfolio Information” above. The following glossary describes those identified risks associated with investing in the Portfolios.

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Call Risk – is the risk that securities with high interest rates (or other attributes that increase debt cost) will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. In general, an issuer will call its debt securities if they can be refinanced by issuing new securities with a lower interest rate. The Portfolio is subject to the possibility that during periods of falling interest rates, an issuer will call its securities. As a result, the Portfolio would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio’s income.

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Company Risk – is the risk that individual securities may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company. In addition, the volatility of a company’s income or share price may be greater because of the amount of leverage on the company’s balance sheet.

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Concentration Risk – is the risk that the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Portfolio is subject to concentration risk if the Portfolio invests more than 25% of its total assets in a particular industry. The Mortgage Securities and Real Estate Securities Portfolios each concentrates its investments in a single industry.

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Credit Risk – is the risk that an issuer of a debt security, asset-backed or mortgage-backed security (or an underlying obligor) or other fixed income obligation will not make payments on the security or obligation when due, or that the other party to a contract will default on its obligation. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Portfolio. Also, a change in the quality rating of a debt security or other fixed income obligation can affect the security’s or obligation’s liquidity and make it more difficult to sell. The Portfolio may attempt to minimize credit risk by investing in debt securities and other fixed income obligations considered at least investment grade at the time of purchase. However, all of these securities and obligations, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations. If the Portfolio purchases unrated securities and obligations, it will depend on its investment adviser’s or sub-adviser’s analysis of credit risk more heavily than usual.

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Currency Risk – is the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Portfolio. Attempts by the Portfolio to minimize the effects of currency fluctuations through the use of foreign currency hedging transactions may not be successful or the Portfolio’s hedging transactions may cause the Portfolio to be unable to take advantage of a favorable change in the value of foreign currencies.

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Derivatives Risk – is the risk associated with investing in a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. A Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Index 400 Mid- Cap and Index 500 Portfolios may invest, to a limited extent, in derivatives solely to help stay fully invested and to reduce transaction costs. Derivatives may also be used for leverage, in which case their use would likely accentuate a particular risk related to the derivative. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivative contract could also default, resulting in losses to the Portfolio.

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Diversification Risk – is the risk that, as a result of investing more than 5% of its total assets in the securities of a single issuer, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a more diversified investment portfolio. A Portfolio (other than International Bond Portfolio) may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer. With respect to the other 25% of its total assets, however, a Portfolio is subject to diversification risk if it invests more than 5% of its total assets in the securities of a single issuer. As a non-diversified investment company, International Bond Portfolio may particularly be subject to diversification risk since the Portfolio may invest more than 5% of its total assets in the securities of a single issuer with respect to 100% of its total investment portfolio.

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Euro Conversion Risk – is the risk that the value of foreign securities of companies located in European Monetary Union (EMU) countries may decrease due to market volatility resulting from the conversion of certain EMU country currencies to the Euro. It is not possible to predict the impact of the Euro on the business or financial condition of European issues or on the Portfolio. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Portfolio holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

▲	Extension Risk – is the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-related securities.

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Foreign Securities Risk – is the risk that the value of foreign companies or foreign government securities held by the Portfolio may be subject to greater volatility than domestic securities. Risks of foreign securities include, among other things:

Political and Economic Risks. Investing in foreign securities is subject to the risk of political, social or economic instability in the country of the issuer of the security, the difficulty of predicting international

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trade patterns, the possibility of exchange controls, expropriation, limits on currency removal or nationalization of assets.

Foreign Tax Risk. The Portfolio’s income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the Portfolio may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties. To the extent foreign income taxes are paid by the Portfolio, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Foreign Investment Restriction Risk. Some countries, particularly emerging market countries, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Foreign Securities Market Risk. Securities of many foreign companies may be less liquid and their prices more volatile than securities of domestic companies. Securities of companies traded outside the U.S. may be subject to further risks due to the inexperience of local brokers and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. Moreover, foreign stock exchanges and brokers are subject to less governmental regulation, and commissions may be higher than in the U.S. In addition, there may be delays in the settlement of foreign stock exchange transactions.

Information and Remedies Risk. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to domestic companies. As a result, less information may be available to investors concerning foreign issuers. In addition, the Portfolio may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with domestic companies in domestic courts.

▲	Income Risk – is the risk that the Portfolio may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.

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Index Performance Risk – is the risk that the Portfolio’s ability to replicate the performance of a particular securities index may be affected by, among other things, changes in securities markets, the manner in which the index’s sponsor calculates the applicable securities index, the amount and timing of cash flows into and out of the Portfolio, commissions, settlement fees and other expenses.

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Inflation Risk – is the risk that inflation will erode the purchasing power of the value of securities held by the Portfolio or the value of the Portfolio’s dividends. Fixed-rate debt securities may be more susceptible to this risk than floating-rate debt securities or equity securities, whose value and dividends may increase in the future.

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Interest Rate Risk – is the risk that the value of a debt security, mortgage-backed security or fixed income obligation will decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. When market interest rates have been high or low for quite some time, an upward or downward movement in interest rates could be sudden and not well anticipated by the market or the Portfolio’s investment advisor or both. Such an up or down swing in interest rates could negatively impact the Portfolio’s performance to a greater extent than would be typical during normal market conditions.

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▲	Large Company Risk – is the risk that a portfolio of large capitalization company securities may underperform the market as a whole.

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Limited Portfolio Risk – is the risk that an investment in the Portfolio may present greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in portfolio of securities selected from a greater number of issuers. The Portfolio is subject to limited portfolio risk because the Portfolio may invest in a smaller number of individual issuers than other portfolios.

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Liquidity Risk – is the risk that a debt security, mortgage-backed security or fixed income obligation purchased by a Portfolio, including restricted securities determined by the Portfolio’s investment adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the investment adviser.

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Market Risk – is the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Securities held by a Portfolio are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, investor perceptions of the market and defaults or volatility in securities not held by a Portfolio but that impact general market trends and conditions. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by a Portfolio’s investment adviser or sub- adviser to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.

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Mid Size Company Risk – is the risk that securities of mid capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

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Non-Agency Securities Risk – is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government. These securities may include but are not limited to securities issued by non-government entities which can include instruments secured by obligations of prime, Alt A, and sub-prime residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans).

Non-agency securities can present valuation and liquidity issues and be subject to precipitous downgrades (or even default) during time periods characterized by recessionary market pressures such as falling home prices, rising unemployment, bank failures and/or other negative market stresses. The risk of non-payment by the issuer of any non-agency security increases when markets are stressed.

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Portfolio Risk – is the risk that Portfolio performance may not meet or exceed that of the market as a whole. The performance of the Portfolio will depend on the Portfolio’s investment adviser’s or sub- adviser’s judgment of economic and market policies, trends in investment yields and monetary policy.

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Prepayment Risk – is the risk that falling interest rates could cause prepayments of mortgage-related securities to occur more quickly than expected. This occurs because, as interest rates fall, more property owners refinance the mortgages underlying these securities. The Portfolio must reinvest the prepayments

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at a time when interest rates on new mortgage investments are falling, reducing the income of the Portfolio. In addition, when interest rates fall, prices on mortgage-related securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in mortgage prepayments.

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Real Estate Risk – is the risk that the value of the Portfolio’s investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

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Reit-Related Risk – is the risk that the value of the Portfolio’s equity REIT securities will be adversely affected by changes in the value of the underlying property. In addition, the value of equity or mortgage REITs could be adversely affected if the REIT fails to qualify for tax-free pass through income under the Internal Revenue Code of 1986 (as amended), or maintain its exemption from registration under the Investment Company Act of 1940. In addition, REITs may be limited in their ability to maintain sufficient short-term liquidity in the event of an unforeseen or sudden decline in asset values and/or income because REITs are required to limit the amount of cash retained from business activities in order to maintain their REIT status under the Internal Revenue Code.

▲

Sector Risk – is the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.

▲

Securities Lending Risk – is the risk that the Portfolio may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the Portfolio enters into loan arrangements only with institutions that the Portfolio’s investment adviser or sub-adviser has determined are creditworthy. In addition, the investment of the cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk and other risks that are present in the market, and, as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. This could result in losses incurred by the Portfolio.

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Short-Term Trading Risk – is the risk that a Portfolio may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of securities will increase the Portfolio’s transaction costs. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Portfolio’s market capitalization target, and the need to sell a security to meet redemption activity.

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Small and Micro-Cap Company Risk – is the risk that equity securities of small and micro-cap capitalization companies are subject to greater price volatility due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of micro-cap and small capitalization companies at the desired time and place.

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Stable Price Risk – is the risk that the Money Market Portfolio will not be able to maintain a stable share price of $1.00. There may be situations where the Portfolio’s share price could fall below $1.00, which would reduce the value of an investor’s account.

56	Detailed Portfolio Information

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Sub-Prime Mortgage Risk – is the risk that an issuer of a security will not make payments on the security when due, or the value of such security will decline, because the issuer owns (or has exposure to) mortgage notes (or other obligations) payable by “sub-prime” or “Alt A” borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets, but not as liberal as those for sub-prime borrowers. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to- income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Sub-prime loans are loans to borrowers displaying one or more of these characteristics at the time of origination or purchase. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers.

Various types of mortgage-related securities exist — such as collateralized mortgage obligations and structured investments — which may invest substantially in obligations of sub-prime or Alt A borrowers. Such securities may be rated investment grade and even AAA or A-1/P-1, but are nonetheless subject to the risk of precipitous downgrades, and even default, if borrowers are delinquent or in default.

Securities which invest substantially in obligations of sub-prime or Alt A borrowers are more likely to present valuation problems, and are more likely to become less liquid (or even illiquid), than securities which do not invest substantially in obligations of sub-prime or Alt A borrowers.

Detailed Portfolio Information	57

Management of the Portfolios

Advantus Capital Management, Inc.

The investment adviser of each of the Portfolios is Advantus Capital Management, Inc. (Advantus Capital), 400 Robert Street North, St. Paul, Minnesota 55101, which has managed the Fund’s assets since May 1, 1997. Since its inception in 1994, Advantus Capital has also managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life), and has provided investment sub-advisory services for various unaffiliated mutual funds. Advantus Capital manages the Fund’s investments and furnishes all necessary office facilities, equipment and personnel for servicing the Fund’s investments. Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc. (SFG), which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life’s investment portfolio. In addition, Minnesota Life serves as administrative services agent to the Fund.

The Fund and Advantus Capital have obtained an exemptive order from the SEC allowing them to use a “manager of managers” strategy related to management of the Fund. Under this strategy, Advantus Capital may select new Portfolio investment sub-advisers upon the approval of the Fund’s Board of Directors and without shareholder approval. Advantus Capital may change the terms of any investment sub-advisory agreement or continue to employ an investment sub-adviser after termination of an investment sub-advisory agreement. Investors will be notified of any investment sub-adviser changes. In any event, Fund shareholders may terminate investment sub-adviser arrangements upon a vote of the majority of the applicable outstanding Portfolio shares. Advantus Capital is responsible for overseeing sub-advisers and for recommending their hiring, termination and replacement and retains ultimate responsibility for the investment performance of each Portfolio employing a sub-adviser. Investors in the Fund (purchasers of variable life insurance policies and variable annuity contracts issued by Minnesota Life or other life insurance companies to which the Fund has sold its shares) are, in effect, electing to have Advantus Capital either manage the investment of a Portfolio’s assets or select one or more sub-advisers to achieve that Portfolio’s investment objective.

Franklin Advisers, Inc.

The investment sub-adviser of the International Bond Portfolio is Franklin Advisers, Inc. (Franklin), One Franklin Parkway, San Mateo, California 94403-1906. Franklin and its affiliates manage over $681 billion in assets. Franklin provides investment advice and generally conducts the investment management program for the International Bond Portfolio.

58	Management of the Portfolios

Advisory Fees

The Fund pays Advantus Capital monthly fees calculated on an annual basis for each Portfolio. Advantus Capital uses a portion of the applicable fees to pay sub-advisers. The advisory fee paid to Advantus Capital for each Portfolio during 2010, as a percentage of average daily net assets, was as follows:

Portfolio	Aggregate Fee Paid During 2010
Bond Portfolio	0.40%
Index 400 Mid-Cap Portfolio	0.15%
Index 500 Portfolio	0.15%
International Bond Portfolio	0.60%

Money Market Portfolio	0.30%
Mortgage Securities Portfolio	0.40%

Real Estate Securities Portfolio	0.70%

A discussion regarding the basis of the approval by the Fund’s Board of Directors, in January 2009, of the Investment Advisory Agreement with Advantus Capital and the Investment Sub-Advisory Agreement with Franklin is available in the Semiannual Report to Shareholders for the period ended June 30, 2009. An updated discussion regarding the most recent such approval of both the Investment Advisory and the Investment Sub-Advisory Agreements by the Fund’s Board of Directors, on January 27, 2011, will be available in the Semiannual Report to Shareholders for the period ending June 30, 2011.

Money Market Portfolio Expense Waivers. Effective October 29, 2009, the Board of Directors of the Fund approved an Amended and Restated Net Investment Income Maintenance Agreement among the Fund (on behalf of the Money Market Portfolio), Advantus Capital Management, Inc. (Advantus Capital) and Securian Financial Services, Inc. (Securian Financial). Under such Agreement, Advantus Capital agrees to waive, reimburse or pay Money Market Portfolio expenses so that the Portfolio’s daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the “Expense Waiver”) on any day on which the Portfolio’s net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Portfolio unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Portfolio. In addition, the right of Advantus Capital and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Portfolio would cause the Portfolio’s net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Portfolio’s net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Portfolio cannot cause the Portfolio’s expense ratio to exceed 1.25%. As of December 31, 2010, Advantus Capital and Securian Financial have collectively waived $             pursuant to the Agreement. If Advantus Capital and Securian Financial exercise their rights to be paid such waived amounts, the Portfolio’s future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following October 29, 2010, provided such continuance is specifically approved by Advantus Capital, Securian Financial, and a majority of the Fund’s independent Directors.

Management of the Portfolios	59

Portfolio Managers

The following persons serve as the primary portfolio managers for the Portfolios (the Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund):

Portfolio	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
Bond	Christopher R. Sebald Executive Vice President, Chief Investment Officer and Portfolio Manager, Advantus Capital	August 14, 2003	Executive Vice President and Chief Investment Officer since July 2007, previously, for more than five years Senior Vice President and Lead Portfolio Manager, Advantus Capital
	Thomas B. Houghton Vice President and Portfolio Manager, Advantus Capital	April 29, 2005	Vice President and Portfolio Manager — Total Return, Advantus Capital
	David W. Land Vice President and Portfolio Manager, Advantus Capital	April 29, 2005	Vice President and Portfolio Manager, Advantus Capital
Index 400 Mid-Cap	James P. Seifert Portfolio Manager, Advantus Capital	June 30, 1999	Index Funds Portfolio Manager, Advantus Capital
Index 500	James P. Seifert Portfolio Manager, Advantus Capital	June 30, 1999	Index Funds Portfolio Manager, Advantus Capital
International Bond	Michael J. Hasenstab Senior Vice President and Portfolio Manager, Franklin	January 1, 2008	Portfolio Manager/Research Analyst of Franklin since 2001, Senior Vice President of Franklin since 2007

Money Market	Thomas B. Houghton Vice President and Portfolio Manager, Advantus Capital	August 18, 2003	Vice President and Portfolio Manager — Total Return, Advantus Capital
	Christopher R. Sebald Executive Vice President, Chief Investment Officer and Portfolio Manager, Advantus Capital	April 29, 2005	Executive Vice President and Chief Investment Officer since July 2007, previously, for more than five years Senior Vice President and Lead Portfolio Manager, Advantus Capital
Mortgage Securities	David W. Land Vice President and Portfolio Manager, Advantus Capital	April 5, 2004	Vice President and Portfolio Manager, Total Return, Advantus Capital
	Christopher R. Sebald Executive Vice President, Chief Investment Officer and Portfolio Manager, Advantus Capital	August 14, 2003	Executive Vice President and Chief Investment Officer since July 2007, previously, for more than five years Senior Vice President and Lead Portfolio Manager, Advantus Capital

Real Estate Securities	Joseph R. Betlej Vice President and Portfolio Manager, Advantus Capital	May 1, 1998	Vice President and Portfolio Manager, Advantus Capital
	Lowell R. Bolken Portfolio Manager, Advantus Capital	January 13, 2006	Associate Portfolio Manager, Advantus Capital

60	Management of the Portfolios

Distribution Arrangements

Portfolio shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Portfolio shares are currently offered only to certain separate accounts of Minnesota Life in connection with its variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance company affiliates of Minnesota Life. It is possible that the Fund may offer Portfolio shares to other financial intermediaries in the future. Purchases and sales of Portfolio shares may be effected only through a participating life insurance company or qualified plan. Securian Financial Services, Inc. (Securian Financial) serves as the underwriter of the Fund’s shares.

The Fund has issued a separate series of its common stock for each Portfolio. Each Portfolio currently offers its shares in two classes (Class 1 and Class 2), except that Money Market Portfolio offers shares in only one class. Different expenses apply to Class 1 and Class 2 shares.

Distribution Fees

The Fund has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares and its Money Market Portfolio (“Covered Portfolios”). Each Covered Portfolio pays distribution fees equal to .25% per annum of the average daily net assets of the Portfolio. These fees are paid out of the Covered Portfolio’s assets on an on-going basis, which affects the Covered Portfolio’s share price, and, over time, increases the cost of an investment in the Covered Portfolio. These distribution fees may also cost the purchaser of a variable life insurance policy or variable annuity contract which is invested in the Covered Portfolio more over time than other types of sales charges that may be paid in connection with the variable policy or contract. The fees are paid to Securian Financial, the Fund’s underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Portfolio’s shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain administrative or other non-distribution services as provided for in the Distribution Plan.

Payments to Insurance Companies

Minnesota Life, or another life insurance company issuing variable life insurance policies or variable annuity contracts that invest in the Fund’s Portfolios, may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Advantus Capital may make other payments to insurance companies that are intended to compensate such companies for costs of various administrative support services they perform in connection with variable life insurance policies and variable annuity contracts that invest in the Fund’s Portfolios. These services may indirectly benefit the Fund and the fees paid by Advantus Capital are in addition to any fees that may be paid by the Fund for these or other types of services. Advantus Capital currently makes such payments to Minnesota Life in amounts based on a percentage of the average daily net asset value of shares of certain Portfolios held in connection with certain Minnesota Life variable life insurance policies and variable annuity contracts. Payments in connection with such policies and contracts are equal to .10% per annum for Class 1 and Class 2 shares of the Real Estate Securities Portfolio, and .05% per annum for Class 1 and Class 2 shares of the Bond, Mortgage Securities, Index 400 Mid-Cap and Index 500 Portfolios, except for a payment equal to .10% per annum for Class 1 shares of the Index 500 Portfolio held in connection with a designated policy. The amount of any payments described in this paragraph is determined by Advantus Capital, and all such amounts are paid out of Advantus Capital’s available assets and not by the Fund. As a result, the total expense ratio of any Portfolio will not be affected by any such payments.

Distribution Arrangements	61

Shareholder Information

Determination of Net Asset Value

Net asset value (NAV) for one Portfolio share is equal to the Portfolio’s total investments less any liabilities divided by the number of Portfolio shares. To determine NAV, a Portfolio (other than Money Market Portfolio) generally values its investments based on market quotations. Debt securities may be valued based on calculations furnished to the Portfolio by a pricing service or by brokers who make a market in such securities. A Portfolio may hold securities that are listed on foreign stock exchanges. These foreign securities may trade on weekends or other days when the Portfolio typically does not calculate NAV. As a result, the NAV of such Portfolio shares may change on days when an investor will not be able to purchase or sell Portfolio shares. NAV is generally calculated as of the close of normal trading on the New York Stock Exchange (NYSE), typically 3:00 p.m. Central time. NAV is not calculated on: (a) days in which changes in a Portfolio’s investment portfolio do not materially change the Portfolio’s NAV, (b) days on which no Portfolio shares are purchased or sold, and (c) customary national business holidays on which the NYSE is closed for trading.

If market quotations are not available for certain Portfolio investments, the investments are valued based on the fair value of the investments as determined in good faith by the Advantus Capital Valuation Committee under the supervision of the Fund’s Board of Directors and in accordance with Board-approved valuation policies and procedures. A Portfolio’s investments will also be valued at fair value by the Valuation Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (for example, a foreign exchange or market) and before the time the Portfolio’s share price is calculated. Other circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or defaults; (ii) when events occur such as markets closing early or not opening, or security trading halts; or (iii) when pricing certain restricted or non-public securities. Despite best efforts, due to the subjective nature of fair value pricing there is an inherent risk that the fair value of an investment may be higher or lower than the value the Portfolio would have received if it had sold the investment. Fair value pricing may in some cases reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, fair value pricing cannot eliminate the possibility of frequent trading (see “Excessive Trading” below).

Securities in Money Market Portfolio’s investment portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument’s maturity, rather than looking at actual changes in the market value of the instrument.

Buying Shares

Portfolio shares may be sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Portfolio shares are currently offered only to certain of Minnesota Life’s separate accounts in connection with its variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance company affiliates of Minnesota Life. It is possible that the Fund may offer Portfolio shares to other financial intermediaries in the future. In all cases, Portfolio shares are held in an omnibus account owned by the participating financial intermediary. Please refer to the appropriate separate account prospectus or plan documents for details. Securian Financial serves as the underwriter of the Fund’s shares.

62	Shareholder Information

Eligible investors may purchase Portfolio shares on any day the NYSE is open for business. The price for Portfolio shares is equal to the Portfolio’s NAV. The price for shares of Money Market Portfolio will normally be $1.00. However, there is no assurance that Money Market Portfolio will maintain the $1.00 NAV.

A purchase order will be priced at the next NAV calculated after the purchase order is received by the Fund. If a purchase order is received after the close of normal trading on the NYSE, the order will be priced at the NAV calculated on the next day the NYSE is open for trading.

Selling Shares

Portfolio shares will be sold on any day the NYSE is open for business, at the NAV next calculated after a sale order is received by the Fund. The amount an investor receives may be more or less than the original purchase price for the applicable shares. The Fund does not currently impose a redemption fee in connection with such transactions, but reserves the right to do so if the Board of Directors determines that imposing a redemption fee is in the best interest of the Fund and its shareholders or is required by law or regulation. Redemptions, like purchases, may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for details.

Exchanging Shares

Owners of the variable life insurance policies and variable annuity contracts who invest in the Fund may exchange Class 1 shares or Class 2 shares of a Portfolio for Class 1 shares or Class 2 shares, respectively of other Portfolios (or for the Money Market Portfolio). Shares in the Money Market Portfolio acquired in an exchange for Class 1 shares or Class 2 shares may be re-exchanged for Class 1 shares or Class 2 shares, respectively. Class 1 shares cannot be exchanged for Class 2 shares, nor can Class 2 shares be exchanged for Class 1 shares. Such exchanges are also subject to both the limitations described below and the terms and any specific limitations on the exchange or “transfer” privilege described in the accompanying prospectus for those policies or contracts. An exchange will be made on the basis of the respective Portfolio’s relative net asset value per Class 1 share or Class 2 share (or the Money Market Portfolio’s net asset value per share).

Excessive Trading

The Board of Directors of the Fund has adopted the following as the Fund’s policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders: The Fund and its Portfolios are not intended for market timing or excessive trading, nor will the Fund knowingly accommodate such trading activity. It is also the policy of the Fund to discourage frequent purchases and redemptions of Portfolio shares when the Fund becomes aware of such activity, and, in such circumstances, to take steps to attempt to minimize the effect of excessive trading activity in affected Portfolios. Frequent trading into and out of a Portfolio can disrupt the efficient management of the Portfolio and its investment strategies, dilute the value of Portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all shareholders, including long-term shareholders who do not generate these expenses. The International Bond Portfolio, which invests in overseas markets, may be particularly subject to such risks resulting from time-zone arbitrage, where a market timer attempts to take advantage of pricing differences that may occur when an event impacting the value of a Portfolio investment occurs after the close of the foreign exchange or market on which the security is traded but before the time the Portfolio’s share price is calculated. A Portfolio holding material amounts of thinly-traded securities may also be more susceptible to market timing risks. Fair value pricing of such securities may, in some cases, reduce the risk of frequent or excessive trading in a Portfolio, but it cannot eliminate the possibility of such trading.

Shareholder Information	63

The Fund and its agents reserve the right to reject, for any reason and without prior notice, any purchase request (including exchange purchases if permitted by the insurance company or qualified plan) by any investor or group of investors indefinitely if they believe that any combination of trading activity, including trading done in multiple accounts under common ownership or control, is attributable to market timing or is otherwise excessive or potentially disruptive to a Portfolio. In addition to refusing purchase and exchange orders, the Fund reserves the right to instruct its participating financial intermediaries to restrict the availability to their contract owners or plan participants of purchases and exchanges through telephone requests, facsimile transmissions, automated telephone services, express mail or delivery services, internet services or any other electronic transfer service if, in the judgment of the Fund, a contract owner’s or plan participant’s trading has been or may be disruptive to a Portfolio. The Fund watches for and attempts to detect unusual trading activity by monitoring aggregate trades in Portfolio shares placed in the omnibus accounts. When such activity is detected, the Fund will contact participating life insurance companies and qualified plans for the purpose of asking them to investigate the trading activities of their contract owners and participants, respectively, to discourage such contract owners or participants from engaging in further abusive trading, and, where appropriate, to impose restrictions on excessive trading as described above.

Although the Fund itself attempts to monitor aggregate trades in the omnibus accounts for unusual activity, the Fund relies primarily on financial intermediaries to take steps reasonably designed to detect and prevent excessive trading in the Fund. In accordance with regulations under the Investment Company Act of 1940, the Fund has entered into a shareholder information agreement with each of its financial intermediaries. Pursuant to such agreements, financial intermediaries are required, among other things, to provide to the Fund, upon request, the Taxpayer Identification Numbers of contract owners or plan participants who trade Fund shares through an omnibus account with the intermediary, as well as the amounts and dates of such transactions. Financial intermediaries are also required to implement instructions from the Fund to restrict or prohibit further purchases or exchanges of Fund shares by a contract owner or plan participant who has been identified by the Fund as being in violation of the Fund’s policies prohibiting excessive trading.

The Fund will generally refuse purchase or exchange orders from a financial intermediary only in situations where such intermediary has failed to cooperate reasonably in detecting and preventing excessive trading. In addition, the Fund will generally ask a financial intermediary to impose the restrictions described above only if excessive trading by a contract owner or participant continues after the financial intermediary has requested that such trading activity cease. The Fund reserves the right to determine in any circumstance whether excessive trading has occurred, but it will not exercise discretion to do nothing in response to significant evidence of excessive trading activity. It is also the policy of the Fund to impose the restrictions, policies and procedures described above on a uniform basis, but there may sometimes be differences in application for the reasons described in the following paragraph.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual contract owners and plan participants through the omnibus accounts of financial intermediaries is severely limited because the Fund does not have direct access to the underlying account information for such contract owners and plan participants. There may also be legal and technological limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their contract owners and plan participants. As a result, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts owned by life insurance companies and qualified plans, or to do so on a uniform basis, may be limited. In such circumstances, the Fund and its long-term shareholders may suffer some or all of the adverse consequences of excessive trading described above.

64	Shareholder Information

Dividends and Capital Gains Distributions

Each Portfolio pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. Except for Money Market Portfolio, dividends and net capital gains distributions, if any, are generally paid once a year. Dividends for Money Market Portfolio are declared daily and paid on the last business day of the month. Distributions will be reinvested in additional Portfolio shares. Distributions of these additional shares are made at the NAV of the payment date. From time to time, however, the Portfolios may employ a practice known as “consent dividends.” Under this method of “distributing” income, the shareholders of the Portfolios consent to treat specified amounts as dividend income for tax purposes even though dividends are not actually paid (either in cash or by reinvestment in additional shares) by the Portfolios.

Taxes

Generally. Each Portfolio is treated as a separate entity for federal income tax purposes. Since Minnesota Life and Securian Life currently are the sole shareholders of the Fund, no discussion regarding the tax consequences to Fund investors is included in this prospectus. For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life, please see the accompanying prospectus for those contracts.

Special Portfolio Diversification Requirements. To enable a variable annuity contract or variable life insurance policy based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund’s investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940.

Failure by the Fund to meet those special requirements could cause earnings on a contract or policy owner’s interest in an insurance company separate account, including earnings attributable to the separate account’s investment in the Fund, to be taxable as income immediately. Those diversification requirements might also limit, to some degree, the Fund’s investment decisions in a way that could reduce its performance.

Mixed and Shared Funding

The Fund serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts (mixed funding), and as the investment medium for such policies and contracts issued by both Minnesota Life and other affiliated and unaffiliated life insurance companies (shared funding). Shared funding also occurs when the Fund is used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Fund at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Fund at the same time or (iii) participating qualified plans to invest in shares of the Fund at the same time as one or more life insurance companies. Neither the Fund nor Minnesota Life currently foresees any disadvantage, but if the Fund determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund’s Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell Fund shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

Shareholder Information	65

Financial Highlights

The following tables describe each Portfolio’s performance for the fiscal periods indicated. “Total return” shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. The tables do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans, which invest in the Portfolios. If such charges and expenses were included, the total return shown below for each Portfolio would be lower. These figures have been audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Money Market Portfolio issues a single class of shares. Bond Portfolio, Index 400 Mid-Cap Portfolio, Index 500 Portfolio, International Bond Portfolio, Mortgage Securities Portfolio and Real Estate Securities Portfolio each offer two classes of shares: Class 1 and Class 2. Class 1 shares were registered under the Securities Act of 1933 effective November 6, 2007, but the Portfolio did not commence issuing Class 1 shares until February 11, 2008. With respect to each such Portfolio, both classes of shares are invested in the same portfolio of securities and have substantially similar annual returns, differing only to the extent that the classes do not have the same expenses. The Financial Highlights shown for Class 2 reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. Because Class 1 is not subject to this 12b-1 fee, the returns for Class 1 of each such Portfolio are somewhat greater than the returns for Class 2.

Per share data for a share of capital stock and selected information for each period are as follows for each Portfolio:

Bond Portfolio

Financial Highlights

		Class 1 Shares
		2010	Year Ended December 31, 2009	Period from February 11, 2008(c) to December 31, 2008
Net Asset Value, Beginning of Period	$		1.370	1.580

Income from Investment Operations:
Net Investment Income (d)			.077	.070
Net Gains (Losses) on Securities (both realized and unrealized)			.136	(.280)

Total from Investment Operations			.213	(.210)

Net Asset Value, End of Period	$		1.583	1.370

Total Return (a)%			15.85	(13.53)
Net Assets, End of Period (in thousands)	$		194	115
Ratios to Average Net Assets:
Expenses	%		.51	.50 (b)
Net Investment Income	%		5.27	5.35 (b)
Portfolio Turnover Rate (excluding short-term securities)%			266.4	229.6

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio’s shares. For periods less than one year, total return presented has not been annualized.
(b)	Adjusted to an annual basis.
(c)	The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.
(d)	Based on average shares outstanding during the year.

66	Financial Highlights

Bond Portfolio

Financial Highlights

		Class 2 Shares
		Year Ended December 31,
		2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$		1.370	1.580	1.540		1.480

Income from Investment Operations:
Net Investment Income (c)			.073	.080	.080		.070
Net Gains (Losses) on Securities (both realized and unrealized)			.136	(.290)	(.040)		(.010)

Total from Investment Operations			.209	(.210)	.040		.060

Net Asset Value, End of Period	$		1.579	1.370	1.580		1.540

Total Return (a)%			15.57	(13.52)	2.29	(b)	4.66
Net Assets, End of Period (in thousands)	$		346,750	334,782	406,106		366,077
Ratios to Average Net Assets:
Expenses	%		.76	.75	.73		.74
Net Investment Income	%		5.04	5.10	5.18		4.92
Portfolio Turnover Rate (excluding short-term securities)%			266.4	229.6	89.6		90.2

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio’s shares.
(b)	In 2007, 0.10% of the Portfolio’s total return consisted of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio’s securities lending program. Excluding this unrealized gain, the total return would have been 2.19%.
(c)	Based on average shares outstanding during the year.

Financial Highlights	67

Index 400 Mid-Cap Portfolio

Financial Highlights

		Class 1 Shares
		2010	Year Ended December 31, 2009	Period from February 11, 2008(c) to December 31, 2008
Net Asset Value, Beginning of Period	$		1.260	1.840

Income from Investment Operations:
Net Investment Income (d)			.018	.020
Net Gains (Losses) on Securities (both realized and unrealized)			.439	(.600)

Total from Investment Operations			.457	(.580)

Net Asset Value, End of Period	$		1.717	1.260

Total Return (a)%			36.77	(31.84)
Net Assets, End of Period (in thousands)	$		88	24
Ratios to Average Net Assets:
Expenses	%		.34	.32 (b)
Net Investment Income	%		1.22	1.33 (b)
Portfolio Turnover Rate (excluding short-term securities)%			20.2	24.0

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio’s shares. For periods less than one year, total return presented has not been annualized.
(b)	Adjusted to an annual basis.
(c)	The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.
(d)	Based on average shares outstanding during the year.

68	Financial Highlights

Index 400 Mid-Cap Portfolio

Financial Highlights

		Class 2 Shares
		Year Ended December 31,
		2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$		1.260	1.980	1.840		1.680

Income from Investment Operations:
Net Investment Income (c)			.014	.020	.020		.020
Net Gains (Losses) on Securities (both realized and unrealized)			.439	(.740)	.120		.140

Total from Investment Operations			.453	(.720)	.140		.160

Net Asset Value, End of Period	$		1.713	1.260	1.980		1.840

Total Return (a)%			36.43	(36.54)	7.44	(b)	9.78
Net Assets, End of Period (in thousands)	$		146,307	112,397	167,993		145,021
Ratios to Average Net Assets:
Expenses	%		.60	.57	.53		.56
Net Investment Income	%		1.01	1.08	1.21		1.02
Portfolio Turnover Rate (excluding short-term securities)%			20.2	24.0	22.8		15.5

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio’s shares.
(b)	In 2007, 0.32% of the Portfolio’s total return consisted of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio’s securities lending program. Excluding this unrealized gain, the total return would have been 7.12%.
(c)	Based on average shares outstanding during the year.

Financial Highlights	69

Index 500 Portfolio

Financial Highlights

		Class 1 Shares
		2010	Year Ended December 31, 2009	Period from February 11, 2008(c) to December 31, 2008
Net Asset Value, Beginning of Period	$		3.030	4.400

Income from Investment Operations:
Net Investment Income (d)			.065	.060
Net Gains (Losses) on Securities (both realized and unrealized)			.723	(1.430)

Total from Investment Operations			.788	(1.370)

Net Asset Value, End of Period	$		3.818	3.030

Total Return (a)%			26.18	(31.26)
Net Assets, End of Period (in thousands)	$		130	24
Ratios to Average Net Assets:
Expenses	%		.23	.22 (b)
Net Investment Income	%		1.93	2.10 (b)
Portfolio Turnover Rate (excluding short-term securities)%			6.7	4.6

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio’s shares. For periods less than one year, total return presented has not been annualized.
(b)	Adjusted to an annual basis.
(c)	The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.
(d)	Based on average shares outstanding during the year.

70	Financial Highlights

Index 500 Portfolio

Financial Highlights

		Class 2 Shares
		Year Ended December 31,
		2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$		3.030	4.820	4.590		3.980

Income from Investment Operations:
Net Investment Income (c)			.058	.080	.070		.080
Net Gains (Losses) on Securities (both realized and unrealized)			.721	(1.870)	.160		.530

Total from Investment Operations			.779	(1.790)	.230		.610

Net Asset Value, End of Period	$		3.809	3.030	4.820		4.590

Total Return (a)%			25.87	(37.21)	5.02	(b)	15.23
Net Assets, End of Period (in thousands)	$		449,613	372,627	637,194		669,976
Ratios to Average Net Assets:
Expenses	%		.48	.47	.48		.49
Net Investment Income	%		1.81	1.85	1.52		1.83
Portfolio Turnover Rate (excluding short-term securities)%			6.7	4.6	3.5		3.6

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio’s shares.
(b)	In 2007, 0.23% of the Portfolio’s total return consisted of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio’s securities lending program. Excluding this unrealized gain, the total return would have been 4.79%.
(c)	Based on average shares outstanding during the year.

Financial Highlights	71

International Bond Portfolio

Financial Highlights

		Class 1 Shares
		2010	Year Ended December 31, 2009	Period from February 11, 2008(c) to December 31, 2008
Net Asset Value, Beginning of Period	$		1.570	1.540

Income from Investment Operations:
Net Investment Income (d)			.070	.050
Net Gains (Losses) on Securities (both realized and unrealized)			.213	(.020)

Total from Investment Operations			.283	.030

Net Asset Value, End of Period	$		1.853	1.570

Total Return (a)%			17.85	2.34
Net Assets, End of Period (in thousands)	$		138	60
Ratios to Average Net Assets:
Expenses	%		.99	1.00	(b)
Net Investment Income	%		4.08	3.38	(b)
Portfolio Turnover Rate (excluding short-term securities)%			56.5	103.8

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio’s shares. For periods less than one year, total return presented has not been annualized.
(b)	Adjusted to an annual basis.
(c)	The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.
(d)	Based on average shares outstanding during the year.

72	Financial Highlights

International Bond Portfolio

Financial Highlights

		Class 2 Shares
		Year Ended December 31,
		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$		1.570	1.510	1.380	1.330

Income from Investment Operations:
Net Investment Income (b)			.065	.050	.030	—
Net Gains (Losses) on Securities (both realized and unrealized)			.213	.010	.100	.050

Total from Investment Operations			.278	.060	.130	.050

Net Asset Value, End of Period	$		1.848	1.570	1.510	1.380

Total Return (a)%			17.56	4.23	9.43	3.99
Net Assets, End of Period (in thousands)	$		96,098	93,006	83,407	62,683
Ratios to Average Net Assets:
Expenses	%		1.23	1.25	1.18	1.16
Net Investment Income	%		3.82	3.13	2.17	2.70
Portfolio Turnover Rate (excluding short-term securities)%			56.5	103.8	139.3	225.7

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio’s shares.
(b)	Based on average shares outstanding during the year.

Financial Highlights	73

Money Market Portfolio

Financial Highlights

		Year Ended December 31,
		2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$		1.000		1.000	1.000	1.000

Income from Investment Operations:
Net Investment Income (b)			.003		.020	.040	.040
Net Gains (Losses) on Securities (both realized and unrealized)			(.000	)(c)	—	—	—

Total from Investment Operations			.003		(.020)	(.040)	(.040)

Less Distributions:
Dividends from Net Investment Income			(.003)		(.020)	(.040)	(.040)

Net Asset Value, End of Period	$		1.000		1.000	1.000	1.000

Total Return (a)%			.27		1.95	4.55	4.36
Net Assets, End of Period (in thousands)	$		114,369		149,089	133,217	113,487
Ratios to Average Net Assets:
Expenses Before Waiver	%		.77		.68	.68	.71
Expenses Net of Waiver	%		.65	(d)	.68	.68	.71
Net Investment Income	%		.32		1.88	4.51	4.31

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio’s shares.
(b)	Based on average shares outstanding during the year.
(c)	Amount represents less than $0.0005 per share.
(d)	Ratio is net of fees waived by Advantus Capital and Securian Financial.

74	Financial Highlights

Mortgage Securities Portfolio

Financial Highlights

		Class 1 Shares
		2010	Year Ended December 31, 2009	Period from February 11, 2008(c) to December 31, 2008
Net Asset Value, Beginning of Period	$		1.370	1.580

Income from Investment Operations:
Net Investment Income (d)			.068	.070
Net Gains (Losses) on Securities (both realized and unrealized)			.044	(.280)

Total from Investment Operations			.112	(.210)

Net Asset Value, End of Period	$		1.482	1.370

Total Return (a)%			8.32	(13.32)
Net Assets, End of Period (in thousands)	$		78	49
Ratios to Average Net Assets:
Expenses	%		.66	.56 (b)
Net Investment Income	%		4.78	5.43 (b)
Portfolio Turnover Rate (excluding short-term securities)%			209.6	127.5

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio’s shares. For periods less than one year, total return presented has not been annualized.
(b)	Adjusted to an annual basis.
(c)	The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.
(d)	Based on average shares outstanding during the year.

Financial Highlights	75

Mortgage Securities Portfolio

Financial Highlights

		Class 2 Shares
		Year Ended December 31,
		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$		1.370	1.570	1.520	1.450

Income from Investment Operations:
Net Investment Income (b)			.066	.080	.080	.080
Net Gains (Losses) on Securities (both realized and unrealized)			.043	(.280)	(.030)	(.010)

Total from Investment Operations			.109	(.200)	.050	.070

Net Asset Value, End of Period	$		1.479	1.370	1.570	1.520

Total Return (a)%			8.05	(12.97)	3.19	5.34
Net Assets, End of Period (in thousands)	$		117,316	132,613	187,180	191,993
Ratios to Average Net Assets:
Expenses	%		.91	.81	.76	.76
Net Investment Income	%		4.65	5.18	5.44	5.49
Portfolio Turnover Rate (excluding short-term securities)%			209.6	127.5	87.8	89.4

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio’s shares.
(b)	Based on average shares outstanding during the year.

76	Financial Highlights

Real Estate Securities Portfolio

Financial Highlights

		Class 1 Shares
		2010	Year Ended December 31, 2009	Period from February 11, 2008(c) to December 31, 2008
Net Asset Value, Beginning of Period	$		1.540	2.260

Income from Investment Operations:
Net Investment Income (d)			.044	.040
Net Gains (Losses) on Securities (both realized and unrealized)			.336	(.760)

Total from Investment Operations			.380	(.720)

Net Asset Value, End of Period	$		1.920	1.540

Total Return (a)%			24.90	(31.97)
Net Assets, End of Period (in thousands)	$		133	38
Ratios to Average Net Assets:
Expenses	%		.99	.92 (b)
Net Investment Income	%		2.85	2.23 (b)
Portfolio Turnover Rate (excluding short-term securities)%			67.1	43.6

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio’s shares. For periods less than one year, total return presented has not been annualized.
(b)	Adjusted to an annual basis.
(c)	The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.
(d)	Based on average shares outstanding during the year.

Financial Highlights	77

Real Estate Securities Portfolio

Financial Highlights

		Class 2 Shares
		Year Ended December 31,
		2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$		1.540	2.410	2.860		2.190

Income from Investment Operations:
Net Investment Income (c)			.039	.040	.070		.070
Net Gains (Losses) on Securities (both realized and unrealized)			.336	(.910)	(.520)		.600

Total from Investment Operations			.375	(.870)	(.450)		.670

Net Asset Value, End of Period	$		1.915	1.540	2.410		2.860

Total Return (a)%			24.59	(36.27)	(15.76	)(b)	30.63
Net Assets, End of Period (in thousands)	$		88,020	71,421	115,080		147,021
Ratios to Average Net Assets:
Expenses	%		1.25	1.17	1.08		1.10
Net Investment Income	%		2.67	1.98	2.65		2.90
Portfolio Turnover Rate (excluding short-term securities)%			67.1	43.6	37.3		39.7

(a)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio’s shares.
(b)	In 2007, 0.31% of the Portfolio’s total return consisted of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio’s securities lending program. Excluding this unrealized gain, the total return would be 16.07%.
(c)	Based on average shares outstanding during the year.

78	Financial Highlights

Service Providers

Investment Adviser

Advantus Capital Management, Inc.

400 Robert Street North

St. Paul, Minnesota 55101

(800) 665-6005

Investment Sub-Adviser

International Bond Portfolio

Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, California 94403-1906

(800) 342-5236

Administrative Services Agent

Minnesota Life Insurance Company

(800) 995-3850

Underwriter

Securian Financial Services, Inc.

400 Robert Street North

St. Paul, Minnesota 55101-2098

(800) 820-4205

Custodians

Wells Fargo Bank Minnesota

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Money Market, Index 500, Index 400 Mid-Cap

and Real Estate Securities Portfolios

The Bank of New York Mellon Corporation

One Mellon Center

Pittsburgh, Pennsylvania 15258

Bond, Mortgage Securities and International

Bond Portfolios

Independent Registered Public

Accounting Firm

KPMG LLP

General Counsel

Dorsey & Whitney LLP

Independent Legal Counsel to

Independent Directors

Faegre & Benson LLP

Service Providers	79

Additional Information About the Fund

The Fund’s annual and semiannual reports include information about securities holdings and other financial information for each Portfolio. In the Fund’s annual report you will also find a discussion of recent market conditions, economic trends and investment strategies that affected the Portfolios during the latest fiscal year.

A Statement of Additional Information (SAI) provides further information about the Fund and the Portfolios. The current SAI is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

How to Obtain Additional Information. The SAI and the Fund’s annual and semiannual reports are available without charge at www.AdvantusSeriesFund.com or upon request. You may obtain additional information or make any inquiries:

By Telephone – Call 1-800-995-3850

By Mail – Write to Minnesota Life Insurance Company, 400 Robert Street North, St. Paul, Minnesota

55101-2098

Information about the Fund (including the SAI and annual and semiannual reports) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (telephone 1-202-942-8090 or 1-800-SEC-0330). This information and other reports about the Fund are also available on the SEC’s World Wide Web site at http://www.sec.gov. Copies of this information may be obtained by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or obtained by electronic request to: publicinfo@sec.gov. You will be charged a duplicating fee for copies.

Investment Company Act No. 811-4279

80	Additional Information About the Fund

STATEMENT OF ADDITIONAL INFORMATION

ADVANTUS SERIES FUND, INC.

•	Bond Portfolio – Class 1 and Class 2

•	Index 400 Mid-Cap Portfolio – Class 1 and Class 2

•	Index 500 Portfolio – Class 1 and Class 2

•	International Bond Portfolio – Class 1 and Class 2

•	Money Market Portfolio

•	Mortgage Securities Portfolio – Class 1 and Class 2

•	Real Estate Securities Portfolio – Class 1 and Class 2

April 29, 2011

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the separate Prospectus dated April 29, 2011, and should be read in conjunction therewith.

The Fund’s audited Annual Report, dated December 31, 2010, and the Fund’s unaudited Semiannual Report, dated June 30, 2010, which either accompany this Statement of Additional Information or have previously been provided to the investor to whom this Statement of Additional Information is being sent, are incorporated herein by reference.

A copy of the Prospectus, Annual Report and Semiannual Report may be obtained by telephone from Minnesota Life Insurance Company (Minnesota Life) and Securian Life Insurance Company (Securial Life) at (800) 995-3850 or by writing to Minnesota Life at 400 Robert Street North, St. Paul, Minnesota 55101-2098. Copies are also availabe at www.advantusseriesfund.com.

i

ii

TAXES	79

THE STANDARD & POOR’S LICENSE	79

FINANCIAL STATEMENTS	80

APPENDIX A - MORTGAGE-RELATED SECURITIES	A-1
Underlying Mortgages	A-1
Liquidity and Marketability	A-1
Average Life	A-1
Yield Calculations	A-2

APPENDIX B - BOND AND COMMERCIAL PAPER RATINGS	B-1
Bond Ratings	B-1
Commercial Paper Ratings	B-2

APPENDIX C - FUTURES CONTRACTS	C-1
Example of Futures Contract Sale	C-1
Example of Futures Contract Purchase	C-1
Tax Treatment	C-2

APPENDIX D - Advantus Capital Management, Inc. Proxy Voting Policies and Procedures	D-1

iii

GENERAL INFORMATION AND HISTORY

Advantus Series Fund, Inc. (“Fund”), is a Minnesota corporation, each of whose Portfolios operates as a no-load, diversified, open-end management investment company, except that International Bond Portfolio operates as a non-diversified, open-end management investment company. The Fund was organized on February 22, 1985. Prior to a change of its name on May 1, 1997, the Fund was known as MIMLIC Series Fund, Inc. The Fund is a series fund, which means that it has several different Portfolios. The Portfolios of the Fund are as follows:

•	Bond Portfolio

•	Index 400 Mid-Cap Portfolio

•	Index 500 Portfolio

•	International Bond Portfolio

•	Money Market Portfolio

•	Mortgage Securities Portfolio

•	Real Estate Securities Portfolio

Each Portfolio currently offers its shares in two classes (Class 1 and Class 2), except that Money Market Portfolio offers shares in only one class. Class 2 shares and Money Market Portfolio are subject to a 12b-1 distribution fee. Class 1 shares are NOT subject to a 12b-1 distribution fee.

The investment adviser of the Fund is Advantus Capital Management, Inc. (“Advantus Capital” or the “Adviser”). Advantus Capital has entered into an investment sub-advisory agreement with Franklin Advisers, Inc. (“Franklin”) pursuant to which Franklin serves as investment sub-adviser to the Fund’s International Bond Portfolio.

Currently, the shares of the Fund are sold only to Minnesota Life Insurance Company (“Minnesota Life”), a Minnesota corporation, and to separate accounts of Securian Life Insurance Company, an indirect wholly-owned subsidiary of Minnesota Life domiciled in the State of Minnesota. The separate accounts, which will be the owners of the shares of the Fund, will invest in the shares of each Portfolio in accordance with instructions received from the owners of the Contracts. Shares of the Fund may in the future also be offered to separate accounts of other participating life insurance companies or to participating qualified plans. Minnesota Life and its subsidiary, Securian Life, through their separate accounts which fund the Contracts, owned 100% of the shares outstanding of each Portfolio of the Fund as of December 31, 2010. As a result, Minnesota Life is a controlling person of the Fund and through its ownership of shares of the Fund, may elect all the directors of the Fund and approve other Fund actions. Minnesota Life’s address is 400 Robert Street North, St. Paul, Minnesota 55101-2098.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal investment policies of each of the Portfolios are set forth in the text of the Fund’s Prospectus under “Detailed Portfolio Information.” This section contains detailed descriptions of the investment policies of the Portfolios as identified in the Fund’s Prospectus.

PORTFOLIO NAMES AND INVESTMENT POLICIES

The Bond, Mortgage Securities, Index 500, Index 400 Mid-Cap, International Bond, and Real Estate Securities Portfolios of the Fund have names that suggest a focus on a particular type of investment or index. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”), each of those Portfolios has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Portfolio’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Portfolio’s outstanding shares as defined in the 1940 Act. The names of these Portfolios may be changed at any time by a vote of the Fund’s Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a Portfolio of its 80% investment policy.

DEBT AND MONEY MARKET SECURITIES – NON-MONEY MARKET PORTFOLIOS

To the extent specified in the Prospectus, certain non-Money Market Portfolios may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. Such instruments may include the following:

•

Corporate obligations which at the time of purchase are rated within the four highest grades assigned by Standard & Poor’s Corporation (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) or any other independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio’s investment adviser or sub-adviser, as the case may be. To the extent that the Portfolio invests in securities rated BBB or Baa by S&P or Moody’s, respectively, or in securities of equivalent quality, it will be investing in securities which have speculative elements. In addition, Bond Portfolio and Mortgage Securities Portfolio may invest up to 10% of their respective net assets in debt securities rated below BBB or Baa by S&P or Moody’s, respectively. International Bond Portfolio may also invest up to 25% of its total assets in securities that are rated below investment grade. See “Low Rated and Unrated Debt Securities” below. For a description of the ratings used by Moody’s and S&P, see Appendix B (“Bond and Commercial Paper Ratings”) below.

•	Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

•	Debt obligations of banks.

Bond, Mortgage Securities and Real Estate Securities Portfolios may each purchase U.S. dollar denominated debt securities of foreign governments and companies which are publicly traded in the United States and rated within the four highest grades assigned by S&P or Moody’s, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio’s investment adviser or sub-adviser. Real Estate Securities Portfolio may also purchase similarly rated securities of Canadian issuers which are not U.S. dollar denominated or publicly traded in the U.S. See “Foreign Securities” below.

International Bond Portfolio may also purchase debt securities of foreign companies and debt securities issued or guaranteed by foreign governments or any of their agencies, instrumentalities or political subdivisions, or by supranational organizations. The Portfolio may invest in fixed-income securities issued or guaranteed by supranational organizations. Such organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by members at the entity’s call), reserves and net income. Securities issued by supranational organizations may be denominated in U.S. dollars or in foreign currencies. Securities issued or guaranteed by supranational organizations are considered by the Securities and Exchange Commission to be securities in the same industry. Therefore, the Portfolio will not concentrate 25% or more of the value of its assets in securities of a single supranational organization.

In addition to the instruments described above, which will generally be long-term, but may be purchased by the Portfolio within one year of the date of a security’s maturity, certain Portfolios specified in the Prospectus may also purchase other high quality securities including:

•

Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations, savings banks which have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks and U.S. branches or agencies of foreign banks which meet the above-stated asset size; and obligations of any U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

•	Obligations of the International Bank for Reconstruction and Development.

•

Commercial paper (including, in the case of Money Market Portfolio, variable amount master demand notes) issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-1 by Moody’s or A-1 by S&P, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, issued by a corporation having an outstanding debt issue rated Aa or better by Moody’s or AA or better by S&P, or rated at a comparable level by another independent nationally-recognized rating agency.

The Portfolios may also invest in securities which are unrated if the Portfolio’s investment adviser or sub-adviser, as the case may be, determines that such securities are of equivalent investment quality to the rated securities described above. In the case of “split-rated” securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody’s), it is the Portfolio’s general policy to classify such securities at the higher rating level where, in the judgment of the Portfolio’s investment adviser or sub-adviser, such classification reasonably reflects the security’s quality and risk. However, in the case of securities held by the International Bond Portfolio that have been assigned different ratings by S&P and Moody’s, it is the policy of the Portfolio’s investment sub-adviser to classify such securities at the rating level assigned by Fitch Ratings, Ltd.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Portfolio’s net asset value.

These Portfolios may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Portfolios’ general policy to dispose of such down-graded securities except when, in the judgment of the Portfolios’ investment adviser or sub-adviser, it is to the Portfolios’ advantage to continue to hold such securities. In no event, however, will any Portfolio (except the International Bond Portfolio) hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Portfolio. This 5% is in addition to securities which the Portfolio may otherwise purchase under its usual investment policies.

The reliance on credit ratings in evaluating securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. They do not purport to reflect the risk of fluctuations in market value of the debt securities and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. The credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Additionally, rating agencies may have a financial interest in generating business from the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating. Additionally, Congress and the Treasury have been in discussions about rating agencies’ role in recent financial turmoil and potential legislation in an effort to reform rating agencies. It is uncertain how such legislation or additional regulation by the SEC might impact the ratings agency business and the investment manager’s investment process.

Adjustable Rate Securities (ARS)

The International Bond Portfolio may invest in adjustable rate securities. These are debt securities with interest rates that are adjusted periodically pursuant to a pre-set formula and interval. The interest rates on ARS are readjusted periodically to an amount above the chosen interest rate index. These readjustments occur at intervals ranging from one to sixty months. Movements in the relevant index on which adjustments are based, as well as the applicable spread relating to the ARS, will affect the interest paid on ARS and, therefore, the current income earned by the Portfolio by investing in ARS. The degree of volatility in the market value of the securities held by the Portfolio and of the net asset value of the Portfolio’s shares will be a function primarily of the length of the adjustment period and the degree of volatility in the applicable indices. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the securities. These maximum increases and decreases are typically referred to as “caps” and “floors,” respectively. The Portfolio does not seek to maintain an overall average cap or floor, although Franklin will consider caps or floors in selecting ARS for the International Bond Portfolio.

During periods when short-term interest rates move within the caps and floors of an ARS, the fluctuation in market value of the ARS is expected to be relatively limited, since the interest rates on the ARS generally adjust to market rates within a short period of time. In periods of substantial short-term volatility in interest rates, the value of an ARS may fluctuate more substantially because its the cap and floor may not permit the interest rates to adjust to the full extent of the movements in the market rates during any one adjustment period. In the event of dramatic increases in interest rates, the lifetime caps on the ARS may prevent the securities from adjusting to prevailing rates over the term of the security. In this case, the market value of the ARS may be substantially reduced.

BANK OBLIGATIONS

Bank obligations, or instruments secured by bank obligations, include fixed, floating or variable rate certificates of deposit (CDs), letters of credit, time deposits, bank notes and bankers’ acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified time at a stated interest rate. Bankers’ acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank “accepts” a bankers’ acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity.

The International Bond Portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks, foreign branches of foreign banks, and U.S. branches of foreign banks that have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. The Portfolio may invest in dollar-denominated certificates of deposit and bankers’ acceptances of foreign and domestic banks having total assets in excess of $1 billion, certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion, or cash and time deposits with banks in the currency of any major nation.

FLOATING INTEREST RATE INVESTMENTS

The International Bond Portolio may invest in floating interest rate investments. A floating interest rate investment is a debt security, the rate of interest on which is usually established as the sum of a base lending rate plus a specified margin. The base lending rates generally are the London Inter-Bank Offered Rate (LIBOR), the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by lenders loaning money to companies, so-called commercial lenders. The interest rate on Prime Rate-based loans and securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year. Certain floating interest rate investments may permit the borrower to select an interest rate reset period of up to one year. Investments with longer interest rate reset periods or fixed interest rates may fluctuate more in price as a result of changes in interest rates. Some floating interest rate investments may have the additional feature of converting into a fixed rate instrument after certain periods of time or under certain circumstances.

LOW RATED AND UNRATED DEBT SECURITIES

Bond Portfolio and Mortgage Securities Portfolio may also invest up to 10% of their respective net assets in corporate bonds and mortgage-related securities, including convertible securities, which, at the time of acquisition, are rated below “investment grade” (i.e. below BBB or Baa by S&P or Moody’s, respectively), or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio’s investment adviser or sub-adviser, as the case may be. Each of these Portfolios may also hold an additional 5% of its net assets in securities rated below “investment grade” (i.e. below BBB) where such securities were investment grade at the time of purchase but subsequently down-graded to a rating not otherwise eligible for purchase by the Portfolio (see “Debt and Money Market Securities – Non-Money Market Portfolios” above). Debt securities rated below the four highest categories (i.e., below BBB) are not considered investment grade obligations and are commonly called “junk bonds.” These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

The International Bond Portfolio may not invest more than 25% of its total assets in lower rated securities. It may buy debt securities that are rated C or better by Moody’s and S&P or unrated debt that Franklin deems to be of comparable quality. Debt securities rated C by Moody’s are the lowest rated debt securities and are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated C by S&P are regarded as speculative and this rating typically applies to debt securities that are subordinate to senior debt securities that also have a speculative rating.

The Portfolios may also invest in unrated debt securities, which are debt securities not yet rated by an independent rating organization. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by Advantus Capital (or for the International Bond Portfolio, Franklin) to determine whether to purchase unrated debt securities and if it is of comparable quality to rated securities.

Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Portfolios’ ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Portfolios’ shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Portfolios to achieve their respective investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Portfolios were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Portfolios may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

MUNICIPAL SECURITIES

International Bond Portfolio may invest in municipal securities. Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the “principal”) at maturity.

Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source.

The value of municipal securities may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of the Portfolio’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers.

CONVERTIBLE SECURITIES AND PREFERRED STOCK

To the extent specified in the Prospectus, certain Portfolios may invest in debt or preferred stock convertible into or exchangeable for equity securities, as well as non-convertible preferred stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible securities can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. Real Estate Securities Portfolio will limit its purchase of convertible securities and preferred stocks to those that, at the time of purchase, are rated at least BB or Ba2 by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or if not rated, are of equivalent investment quality as determined by the Portfolio’s investment adviser. Bond Portfolio, and Mortgage Securities Portfolio will each limit its purchase of convertible securities, and preferred stocks in the case of the Bond Portfolio, to those that, at the time of purchase, are rated at least BB or Ba by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or if not rated, are of equivalent investment quality as determined by the Portfolio’s investment adviser. As an operating policy, none of these Portfolios will purchase a non-investment grade convertible security or preferred stock if immediately after such purchase such Portfolio would have more than 10% of its total assets invested in such securities. See “Low Rated and Unrated Debt Securities,” above.

MONEY MARKET SECURITIES – MONEY MARKET PORTFOLIO

Subject to the limitations under Rule 2a-7 of the Investment Company Act of 1940 (as described in “Investment Restrictions - Additional Restrictions” below), Money Market Portfolio will invest in a managed portfolio of money market instruments as follows:

•

Obligations issued or guaranteed as to principal or interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress.

•

Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations and savings banks which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches or agencies of foreign banks if such banks meet the above-stated asset size; and obligations of any such U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation.

•	Obligations of the International Bank for Reconstruction and Development.

•	Commercial paper (including variable amount master demand notes and asset-backed commercial paper) issued by U.S. limited partnerships, corporations or affiliated foreign corporations.

•

Other corporate debt obligations (including asset-backed obligations) that at the time of issuance were long-term securities, but that have remaining maturities of 397 calendar days or less; except where such obligations are considered “second tier” securities under Rule 2a-7 of the Investment Company Act of 1940, in which case their remaining maturities may not exceed 45 calendar days.

•	Repurchase agreements and reverse repurchase agreements with respect to any of the foregoing obligations.

•	Shares of other investment companies that qualify as money market funds (see “Securities of Other Investment Companies” below).

By limiting the maturity of its investments as described above, the Portfolio seeks to lessen the changes in the value of its assets caused by market factors. The Portfolio intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance it will be able to do so.

U.S. GOVERNMENT OBLIGATIONS

Each of the Portfolios may invest in obligations of the U.S. Government. These obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the U.S. or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under the authority granted by Congress. Bills, notes and bonds issued by the U.S. Treasury are direct obligations of the U.S. Government and differ in their interest rates, maturities and times of issuance. Securities issued or guaranteed by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress include but are not limited to, the Government National Mortgage Association (“GNMA”), the Export-Import Bank, the Student Loan Marketing Association, the U.S. Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association and the Student Loan Marketing Association; others by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Financing Bank and the U.S. Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association (“FNMA”).

U.S. TREASURY INFLATION-PROTECTION SECURITIES

One type of U.S. government obligation is U.S. Treasury inflation-protection securities. The Bond and International Bond Portfolios may invest in U.S. Treasury inflation-protection securities which are marketable book-entry securities issued by the United States Department of Treasury with a nominal return linked to the inflation rate in consumer prices. The index used to measure inflation is the non-seasonably adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers.

The principal value of an inflation-protection security is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. Some inflation-protection securities may be stripped into principal and interest components.

OBLIGATIONS OF NON-DOMESTIC BANKS

As specified in the Prospectus, certain of the Portfolios may invest in U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks. These investments may involve somewhat greater opportunity for income than the other money market instruments in which the Portfolios invest, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks are subject to fewer U.S. regulatory restrictions than those applicable to domestic banks, and London branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, U.S. branches and agencies of foreign banks, and London branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks. A Portfolio authorized to invest in such securities (as described in the Prospectus) will not invest more than 25% of its total assets in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks.

VARIABLE AMOUNT MASTER DEMAND NOTES

Money Market Portfolio may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Portfolio at varying market rates of interest pursuant to direct arrangements between Money Market Portfolio, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower’s consent. Thus, variable amount master demand notes are illiquid assets. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. The Portfolio’s investment adviser will monitor the creditworthiness of the borrower throughout the term of the variable amount master demand note.

MORTGAGE-RELATED SECURITIES

Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may invest in mortgage-related securities (including securities which represent interests in pools of mortgage loans) issued by government (some of which may be U.S. Government agency issued or guaranteed securities as described herein) and non-government entities such as banks, mortgage lenders or other financial institutions. These securities may include both collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage loans are originated and formed into pools by various organizations, including the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and various private organizations including commercial banks and other mortgage lenders. Payments on mortgage-related securities generally consist of both principal and interest, with occasional repayments of principal due to refinancings, foreclosures or certain other events. Some mortgage-related securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals. Certain mortgage-related securities, such as GNMA securities, entitle the holder to receive such payments, regardless of whether or not the mortgagor makes loan payments; certain mortgage-related securities, such as FNMA securities, guarantee the timely payment of interest and principal; certain mortgage-related securities, such as FHLMC securities, guarantee the timely payment of interest and ultimate collection of principal; and certain mortgage-related securities contain no such guarantees but may offer higher rates of return. No mortgage-related securities guarantee the Portfolio’s yield or the price of its shares.

Each Portfolio expects its investments in mortgage-related securities to be primarily in high-grade mortgage-related securities either: (a) issued by GNMA, FNMA or FHLMC or other United States Government owned or sponsored corporations or (b) rated A or better by S&P or Moody’s, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio’s investment adviser or sub-adviser, as the case may be. The Portfolio may invest in mortgage-related securities rated BBB or Baa by S&P or Moody’s, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio’s investment adviser or sub-adviser, as the case may be, when deemed by the Portfolio’s investment adviser or sub-adviser to be consistent with the Portfolio’s respective objective. To the extent that the Portfolio invests in securities rated BBB or Baa by S&P or Moody’s, respectively, it will be investing in securities which have speculative elements. (Each of these Portfolios may also invest a portion of its assets in securities rated below BBB or Baa by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio’s investment adviser or sub-adviser. See “Low Rated and Unrated Debt Securities” and “Convertible Securities,” above, for more information.) Mortgage Securities Portfolio may not invest more than 35% of its total assets in securities rated BBB or Baa or lower by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio’s investment adviser or sub-adviser. For further information about the characteristics and risks of mortgage-related securities, and for a description of the ratings used by Moody’s and S&P, see Appendix A and B (“Mortgage-Related Securities” and “Bond and Commercial Paper Ratings”) below.

U.S. GOVERNMENT MORTGAGE-RELATED SECURITIES

A governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly traded. FHLMC issues Participation Certificates (“PCs”) which represent interests in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and principal on most PCs. There are some PCs, however, on which FHLMC guarantees the timely payment of interest but only the ultimate payment of principal. PCs are not backed by the full faith and credit of the U.S. Government.

In September of 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. As part of this appointment the U.S. Treasury agreed to provide additional capital to FNMA and FHLMC.

NON-GOVERNMENTAL MORTGAGE-RELATED SECURITIES

Mortgage Securities Portfolio, Bond Portfolio and International Bond Portfolio may invest in non-governmental mortgage-related securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may in addition be the originators and servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance, guarantees and credit enhancements, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio’s investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Portfolio’s investment adviser determines that the securities meet the Portfolio’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or any other assets which in its investment adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Portfolio’s net assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS

Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may invest in collateralized mortgage obligations (“CMOs”), in which several different series of bonds or certificates secured by pools of mortgage-backed securities or mortgage loans, are issued. The series differ from each other in terms of the priority rights which each has to receive cash flows with the CMO from the underlying collateral. Each CMO series may also be issued in multiple classes. Each class of a CMO series, often referred to as a “tranche,” is usually issued at a specific coupon rate and has a stated maturity. The underlying security for the CMO may consist of mortgage-backed securities issued or guaranteed by U.S. Government agencies or whole loans. CMOs backed by U.S. Government agency securities retain the credit quality of such agency securities and therefore present minimal credit risk. CMOs backed by whole loans typically carry various forms of credit enhancements to protect against credit losses and provide investment grade ratings. Unlike traditional mortgage pass-through securities, which simply pass through interest and principal on a pro rata basis as received, CMOs allocate the principal and interest from the underlying mortgages among the several classes or branches of the CMO in many ways. All residential, and some commercial, mortgage-related securities are subject to prepayment risk. A CMO does not eliminate that risk, but, by establishing an order of priority among the various tranches for the receipt and timing of principal payments, it can reallocate that risk among the tranches. Therefore, the stream of payments received by a CMO bondholder may differ dramatically from that received by an investor holding a traditional pass-through security backed by the same collateral.

In the traditional form of CMO, interest is paid currently on all tranches but principal payments are applied sequentially to retire each tranche in order of stated maturity. Traditional sequential payment CMOs have evolved into numerous more flexible forms of CMO structures which can vary frequency of payments, maturities, prepayment risk and performance characteristics. The differences between these new types of CMOs relate primarily to the manner in which each varies the amount and timing of principal and interest received by each tranche from the underlying collateral. Under all but the sequential payment structures, specific tranches of CMOs have priority rights over other tranches with respect to the amount and timing of cash flow from the underlying mortgages.

The primary risk associated with any mortgage security is the uncertainty of the timing of cash flows; specifically, uncertainty about the possibility of either the receipt of unanticipated principal in falling interest rate environments (prepayment or call risk) or the failure to receive anticipated principal in rising interest rate environments (extension risk). In a CMO, that uncertainty may be allocated to a greater or lesser degree to specific tranches depending on the relative cash flow priorities of those tranches. By establishing priority rights to receive and reallocate payments of prepaid principal, the higher priority tranches are able to offer better call protection and extension protection relative to the lower priority classes in the same CMO. For example, when insufficient principal is received to make scheduled principal payments on all tranches, the higher priority tranches receive their scheduled premium payments first and thus bear less extension risk than lower priority tranches. Conversely, when principal is received in excess of scheduled principal payments on all tranches (call risk), the lower priority tranches are required to receive such excess principal until they are retired and thus bear greater prepayment risk than the higher priority tranches. Therefore, depending on the type of CMO purchased, an investment may be subject to a greater or lesser risk of prepayment, and experience a greater or lesser volatility in average life, yield, duration and price, than other types of mortgage-related securities. A CMO tranche may also have a coupon rate which resets periodically at a specified increment over an index. These floating rate CMOs are typically issued with lifetime caps on the level to which the floating coupon rate is allowed to rise. The Portfolio may invest in such securities, usually subject to a cap, provided such securities satisfy the same requirements regarding cash flow priority applicable to the Portfolio’s purchase of CMOs generally. CMOs are typically traded over the counter rather than on centralized exchanges. Because CMOs of the type purchased by the Portfolio tend to have relatively more predictable yields and are relatively less volatile, they are also generally more liquid than CMOs with greater prepayment risk and more volatile performance profiles.

Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may also purchase CMOs known as “accrual” or “Z” bonds. An accrual or Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value. As an operating policy, Bond Portfolio and Mortgage Securities Portfolio will not purchase a Z bond if the respective Portfolio’s aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Portfolio’s total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).

Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index. Accordingly, the coupon rate will increase as interest rates decrease. The Portfolio would be adversely affected, however, by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate will decrease as interest rates increase, and, like other mortgage-related securities, the value will decrease as interest rates increase. Inverse or reverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs, and usually carry a lower cash flow priority. As an operating policy, Bond Portfolio and Mortgage Securities Portfolio will treat inverse floating rate CMOs as illiquid and, therefore, will limit its investments in such securities, together with all other illiquid securities, to 15% of such Portfolio’s net assets.

STRUCTURED INVESTMENTS

The Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may invest in structured investments where the underlying instruments in such structured investments are mortgage-related securities, asset-backed securities or other debt securities in which the Portfolios may otherwise invest.

Structured investments are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities typically are organized by investment banking firms that receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Portfolios anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The Bond, Mortgage Securities and International Bond Portfolios are each permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Portfolio’s purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying instruments, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Portfolio’s assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be “investment companies” as defined in the Investment Company Act of 1940 (the “1940 Act”). As a result, the Portfolios’ investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments typically are sold in private placement transactions to institutional investors such as the Portfolios, and there generally is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Portfolios’ restrictions on investments in illiquid securities.

STRIPPED MORTGAGE-BACKED SECURITIES

Bond Portfolio, International Bond Portfolio and Mortgage Securities Portfolio may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent undivided ownership interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. “IOs” (interest only securities) receive the interest portion of the cash flow while “POs” (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates, unlike other mortgage-backed securities (which tend to move in the opposite direction compared to interest rates). Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

The cash flows and yields on standard IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the performance and prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation (i.e., a GNMA). Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security, but unlike IOs, an investor will eventually recoup fully its initial investment provided no default of the guarantor occurs. As an operating policy, the Portfolio (except the International Bond Portfolio) will limit its investments in IOs and POs to 15% of the Portfolio’s net assets, and all Portfolios will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of a Portfolio’s net assets) except to the extent such securities are deemed liquid by the Portfolio’s adviser or sub-adviser in accordance with standards established by the Fund’s Board of Directors. See “Restricted and Illiquid Securities” below.

ASSET-BACKED AND STRIPPED ASSET-BACKED SECURITIES

Bond Portfolio, Money Market Portfolio and Mortgage Securities Portfolio may invest in asset-backed securities rated within the four highest grades assigned by Moody’s or S&P, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Portfolio’s investment adviser or sub-adviser. (International Bond Portfolio may invest in asset-backed securities which are unrated or rated as permitted under “Low Rated and Unrated Debt Securities” above.) Asset-backed securities usually represent interests in pools of consumer loans (typically trade, credit card or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security may be difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Some asset-backed transactions are structured with a “revolving period” during which the principal balance of the asset-backed security is maintained at a fixed level, followed by a period of rapid repayment. This structure is intended to insulate holders of the asset-backed security from prepayment risk to a significant extent. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may also invest in stripped asset-backed securities. Asset-backed securities may be stripped to create interest-only and principal-only securities in the same manner as mortgage-backed securities. See “Stripped Mortgage-Backed Securities,” above. The value of asset-backed IOs also tends to move in the same direction as changes in interest rates, unlike other asset-backed (or mortgage-backed) securities, which tend to move in the opposite direction compared to interest rates. As with stripped mortgage-backed securities, the cash flows and yields on asset-backed IOs and POs are also extremely sensitive to the rate of principal payments on the related underlying assets. See “Stripped Mortgage-Backed Securities,” above. As an operating policy, each of these Portfolios (except the International Bond Portfolio) will limit its investments in IOs and POs to 15% of the Portfolio’s net assets, and all Portfolios will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of each Portfolio’s net assets) except to the extent such securities are deemed liquid by the Portfolio’s adviser (or sub-advisor) in accordance with standards established by the Fund’s Board of Directors. See “Restricted and Illiquid Securities” below.

DIRECT INVESTMENTS IN MORTGAGES – WHOLE LOANS

Mortgage Securities Portfolio and Bond Portfolio may each invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Portfolio becomes the mortgagee). Such investments are not “mortgage-related securities” as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as “whole loans”.) The vendor of such mortgages receives a fee from the Portfolio for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as the Portfolio, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Portfolio. At present, such investments are considered to be illiquid by the Portfolio’s investment adviser or sub-adviser. A Portfolio will invest in such mortgages only if its investment adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Portfolio.

ZERO COUPON SECURITIES

The Portfolios may invest in zero coupon securities. When held to maturity, the entire return on zero coupon securities, which consists of the amortization of discount, comes from the difference between their purchase price and their maturity value.

Zero coupon securities, like other investments in debt securities, are subject to certain risks, including credit and market risks. Credit risk is the function of the ability of an issuer of a security to maintain timely interest payments and to pay the principal of a security upon maturity.

Market risk is the risk of the price fluctuation of a security due primarily to market interest rates prevailing generally in the economy. Market risk may also include elements which take into account the underlying credit rating of an issuer, the maturity length of a security, a security’s yield, and general economic and interest rate conditions. Zero coupon securities do not make any periodic payments of interest prior to maturity and the stripping of the securities causes the zero coupon securities to be offered at a discount from their face amounts. The market value of the zero coupon securities will fluctuate, perhaps markedly, and changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund of securities consisting of debt obligations of comparable coupon bearing maturities. The amount of fluctuation increases with longer maturities.

Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.

When held to maturity, the return on zero coupon securities consists entirely of the difference between the maturity value and the purchase price of securities held in the Portfolio. While this difference allows investors to measure initial investment return, it also must be considered in light of changing economic conditions.

PAY-IN-KIND AND DELAYED INTEREST SECURITIES

International Bond Portfolio may also invest in pay-in-kind securities and delayed interest securities. Pay-in-kind securities pay interest through the issuance to the holders of additional securities. Delayed interest securities are securities that remain zero coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because interest on pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than the values of securities that distribute income regularly and they may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Portfolio’s investments in pay-in-kind and delayed interest securities will result in special tax consequences.

DERIVATIVE INSTRUMENTS

Derivative instruments are those financial instruments whose values are dependent upon the performance of one or more underlying assets, such as securities, interest rates, currencies, commodities or related indices. Derivatives may be used for “hedging,” which means that they may help manage risks relating to interest rates, currency fluctuations and other market factors. They also may be used when the manager seeks to increase liquidity, implement a tax or cash management strategy, invest in a particular bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the Portfolio’s portfolio investments and/or to enhance total return. However derivatives are used, their successful use is not assured and will depend upon the manager’s ability to predict relevant market movements.

The Portfolios may use derivative transactions without limit for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Portfolios’ use of derivatives transactions for purposes other than direct hedging may be limited from time to time by policies adopted by the board of trustees or the Portfolio’s investment manager. Because some derivatives may enable a Portfolio to purchase or sell exposure to one or more underlying assets or indices for a relatively small amount of cash, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives.

The International Bond Portfolio may invest in derivatives for the uses, and in the amounts, identified below:

•

Cross currency swaps – up to 100% of notional value of the Portfolio for direct hedging, and up to 100% of notional value of the Portfolio for other hedging, to gain exposure and to take short positions.

•

Currency forwards – may hedge limited to (combined with exposure from currency and currency index futures) the notional value of hedged instruments, and for other hedging and investment purposes not to exceed (combined with exposure from currency and currency index futures) 100% of the notional value of the Portfolio.

•

Currency and currency index futures – may hedge existing risks limited to (combined with exposure from currency forwards) notional value of the underlying instruments being hedged, and for other hedging and investment purposes not to exceed (combined with exposure from currency forwards) 100% of the notional value of the Portfolio.

•

Currency options (over the counter and exchange traded) – to hedge existing currency risks limited to 5% (per notional of underlying instrument) of total assets of the Portfolio, and for non-hedging purposes, limited to an additional 5% (notional) of total assets of the Portfolio.

•

Interest rate swaps – to hedge existing risks limited to notional value of the underlying instruments, and for other purposes limited to a notional value of 25% of total assets of the Portfolio (when combined with the notional exposures from interest rate and bond futures).

•

Interest rate/bond future, including U.S. Treasury futures – for hedging and investment purposes limited to a notional value of 25% of total assets of the Portfolio (when combined with exposures from interest rate swaps).

•

Options on interest rate/bond futures – to hedge existing risks up to the notional value of the underlying instruments, and to buy options for hedging and other purposes limited to 5% market value of the Portfolio.

•

Options on interest rate swaps (swaptions) – to hedge existing risks up to the notional value of the underlying instruments, and to buy options for hedging and other purposes limited to 5% market value of the Portfolio.

•	Credit default swaps (single name and index) – up to 25% of market value of the Portfolio for direct hedging, up to 25% of market value for buying and up to 25% of notional value for selling.

FUTURE DEVELOPMENTS IN DERIVATIVES. A Portfolio may take advantage of opportunities in the area of derivative investments that are not presently contemplated for use by the Portfolio or that are not currently available but which may be developed in the future, to the extent such opportunities are consistent with the Portfolio’s investment goals and are legally permissible for the Portfolio.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

GENERALLY. The Portfolios may enter into a variety of futures contracts, including, without limitation, interest rate and other bond futures contracts, index futures contracts, exchange traded fund (ETF) futures contracts, foreign currency futures contracts and currency index futures, and may also purchase and sell put and call options on futures contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

In addition, futures contract strategies can be used to manage the average duration of a Portfolio’s fixed-income portfolio. If Advantus Capital or a sub-adviser wishes to shorten the average duration of a Portfolio’s fixed-income portfolio, the Portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If Advantus Capital or a sub-adviser wishes to lengthen the average duration of a Portfolio’s fixed-income portfolio, the Portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.

A Portfolio may not enter into short positions in futures contracts or options on futures contracts except for bona fide hedging or other risk management purposes (which may also have the effect of either lengthening or shortening the average duration of its portfolio of fixed income and other debt securities). Subject to the additional limitations described under “Regulatory Matters” below, futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

FUTURES CONTRACTS. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be “exercised” at any other time during their term.

Purchases or sales of stock index futures contracts are used to attempt to protect current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Portfolio’s current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Portfolio’s securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of a Portfolio’s securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on futures contracts purchased by such Portfolio.

The underlying items to which futures contracts may relate include foreign currencies, currency indices, interest rates, bond indices, and debt securities, including corporate debt securities, non-U.S. government debt securities and U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or closed out before the settlement date so that the parties do not have to make or take delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.” Initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as “marking to the market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio’s obligations to or from a futures broker. Daily variation margin calls could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

U.S. futures contracts may be purchased or sold only on an exchange, known as a “contract market,” designated by the Commodity Futures Trading Commission (“CFTC”) for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract. Futures contracts may also be traded on foreign exchanges.

Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to maintain cash or liquid assets in an account.

OPTIONS ON FUTURES CONTRACTS. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

Options on futures contracts that are written or purchased by the Portfolios on United States exchanges are traded on the same contract market as the underlying futures contract and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, options on futures contracts may be traded on foreign exchanges.

RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The use of futures contracts and options on futures contracts will expose the Portfolios to additional investment risks and transactions costs. Risks include:

•	the risk that interest rates, securities prices or currency markets will not move in the direction that the Portfolio’s investment adviser or sub-adviser anticipates;

•	an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged;

•	the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits;

•	leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than a Portfolio’s initial investment in that instrument; and

•	the risk that the counterparty to an instrument will fail to perform its obligations.

REGULATORY MATTERS. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts each Portfolio will maintain, in a segregated account, cash or liquid securities equal to the value of such contracts.

Each of the Fund’s Portfolios that invests in futures contracts and options on futures contracts has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. In each case, the Portfolio intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Portfolio can commit assets to initial margin deposits and option premiums.

The above limitation on the Portfolio’s investments in futures contracts and commodity options, and the Fund’s policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of bona fide hedging in the Commodity Futures Trading Commission (“CFTC”) rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the qualifying entity’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%.

For examples of futures contracts and their tax treatment, see Appendix C to this Statement of Additional Information.

OPTIONS

Each Portfolio except Money Market Portfolio may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Each Portfolio will limit the total market value of securities against which it may write call or put options to 20% of its total assets. In addition, no Portfolio will commit more than 5% of its total assets to premiums when purchasing put or call options.

A put option gives the purchaser the right to sell a security, currency or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security, currency or other instrument from the writer of the option at a stated price during the term of the option. Thus, if a Portfolio writes a call option on a security, it becomes obligated during the term of the option to deliver the security underlying the option upon payment of the exercise price. If a Portfolio writes a put option, it becomes obligated during the term of the option to purchase the security underlying the option at the exercise price if the option is exercised. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options that the Portfolios may purchase or write may be traded on a national securities exchange and in the over-the-counter (OTC) market.

Portfolios may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security a Portfolio owns against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write options on securities owned in order to realize additional income. Portfolios receive premiums from writing call or put options, which they retain whether or not the options are exercised.

By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Portfolio might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Portfolio purchases a put or call option, any loss to the Portfolio is limited to the premium paid for, and transaction costs paid in connection with, the option.

The Portfolios may buy both put and call exchange traded options, as well as both put and call Over-the-counter (OTC) options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While a Portfolio uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying instruments and in a wider range of expiration dates and exercise prices than exchange traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Portfolio may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Portfolio writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Portfolio originally wrote the option. The Portfolio may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The Fund understands that the staff of the SEC currently takes the position that purchased OTC options are considered illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. Pending a change in the staff’s position, the Fund will treat OTC options and “covering” assets as illiquid and subject to each Portfolio’s limitation on illiquid securities.

OPTIONS ON SECURITIES. An option on a security provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a nonrefundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or “writer,” however, is potentially unlimited, unless the option is “covered.” A call option written by a Portfolio is “covered” if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and liquid securities in a segregated account with its custodian. A put option written by a Portfolio is “covered” if the Portfolio maintains cash and liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer’s obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. While exchange-traded options have a continuous liquid market, over-the-counter options may not.

OPTIONS ON STOCK INDEXES. In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

A Portfolio will cover all options on stock indexes by owning securities whose price changes, in the opinion of the Portfolio’s adviser or sub-adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Portfolio covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Portfolios will secure put options on stock indexes by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The index underlying a stock option index may be a “broad-based” index, such as the Standard & Poor’s 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based upon narrower market indexes, such as the Standard & Poor’s 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

Risks of Options

The Portfolio’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Portfolio may have difficulty effecting closing transactions in particular options. Therefore, the Portfolio would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Portfolio could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Portfolio cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Portfolio would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Portfolio that is being hedged. In addition, the Portfolio bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the investment manager is not successful in using options in managing the Portfolio’s investments, the Portfolio’s performance will be worse than if the investment manager did not employ such strategies.

SWAP AGREEMENTS

Each Portfolio (other than Money Market Portfolio) may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date or to attempt to enhance yield. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Portfolio’s investments and its share price and yield because these agreements may affect the Portfolio’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a Portfolio’s investment exposure from one type of investment to another. For example, if a Portfolio agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps, floors and collars have an effect similar to buying or writing options. Whether the Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Portfolio’s investment adviser or sub-adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

The creditworthiness of firms with which a Portfolio enters into swaps, caps, floors or collars will be monitored by Advantus Capital or the sub-adviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Portfolio’s obligations (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Portfolio’s obligations under a swap agreement will be accrued daily (offset against amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio’s securities.

Advantus Capital and the Portfolios believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio’s borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

Options on Swap Agreements (“swaptions”). Generally, the Portfolios may purchase and write (sell) both put and call options on swap agreements, commonly known as swaptions. The Portfolios may buy options on interest rate swaps to help hedge the Portfolio’s risk of potentially rising interest rates. A swaption is an over-the-counter option (see the discussion on OTC options) that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option. The writer (seller) of a swaption receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. The Portfolio generally assumes a greater risk when it writes (sells) a swaption than when it purchases a swaption. When the Portfolio purchases a swaption, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs. When the Portfolio writes (sells) a swaption, however, the Portfolio is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Portfolio in excess of the premium it received. Swaptions also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk, credit risk, and interest rate risk. With respect to the Portfolio’s purchase of options on interest rate swaps, depending on the movement of interest rates between the time of purchase and expiration of the swaption, the value of the underlying interest rate swap and therefore the value of the swaption will change.

CREDIT DEFAULT SWAPS

Each Portfolio (other than Money Market Portfolio) may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss.

Whether a Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the adviser correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty to a swap agreement. Certain positions adopted by the Internal Revenue Service may limit the Portfolio’s ability to use swap agreements in a desired tax strategy.

The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange payments based on the changes in an interest rate or rates. Typically, one interest rate is fixed while the other interest rate changes with changes in a designated interest rate benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Portfolio is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Portfolio upon early termination of the swap.

By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease the Portfolio’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference”) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Options on swap agreements. Generally, the Portfolio may purchase options on credit default swaps and options on interest rate swaps, commonly known as swaptions. For example, the Portfolio may buy options on interest rate swaps to help hedge the Portfolio’s risk of potentially rising interest rates or options on credit default swaps to help hedge the Portfolio’s risk of a credit rating decline in one or more of the debt securities held by the Portfolio. An option generally is an over-the-counter option (see the discussion on OTC options) that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option. The writer (seller) of an option receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay the floating-rate cash flows). In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change. When the Portfolio purchases an option on a swap, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs. Such options also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk, credit risk, and interest rate risk. With respect to the Portfolio’s purchase of options on interest rate swaps, depending on the movement of interest rates between the time of purchase and expiration of the swaptions, the value of the underlying interest rate swap and therefore the value of the swaptions will change.

There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and the Portfolio may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, the Portfolio may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The Portfolio could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the options on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Portfolio entered into the underlying swap.

For more information about these risks and the mechanics of options and swap agreements, see the discussion of OTC options and swap agreements, including the descriptions of various types of swaps the Portfolio may enter into.

Risks of swaps. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Portfolio will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns. If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Portfolio will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Portfolio for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Portfolio, the risk of loss to the Portfolio is loss of the entire amount that the Portfolio is entitled to receive. If the Portfolio is obligated to pay the net amount, the Portfolio’s risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Portfolio’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Portfolio may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation.

Swap agreements currently are not automatically traded on exchanges and are not subject to government regulation. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolio is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of a swap agreement with the Portfolio as a consequence of credit considerations. The Portfolio risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Portfolio’s investment manager will only approve a swap agreement counterparty for the Portfolio if the investment manager deems the counterparty to be creditworthy under the Portfolio’s Counterparty Credit Review Standards, adopted and reviewed annually by the Fund’s board. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

As a result of the recent turmoil in the financial markets, legislation has been enacted that will likely result in numerous proposals by various entities to regulate the OTC derivatives markets, including, specifically, credit default swaps. The Portfolio cannot predict the outcome or final form of any of these proposals or if or when any of them would become effective. However, any additional regulation or limitation on the OTC markets for derivatives could materially and adversely impact the ability of the Portfolio to buy or sell OTC derivatives, including credit default swaps.

Certain Internal Revenue Service positions may limit the Portfolio’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Portfolio’s ability to benefit from using swap agreements, or could have adverse tax consequences.

Combined Transactions. The Portfolios may enter into multiple transactions, including multiple swaps transactions, multiple futures transactions, multiple options transactions, multiple currency transactions, and any combination of swaps, futures, forward transactions and options as part of a single or combined strategy (a “Combined Transaction”) when, in the opinion of the manager, it is in the best interests of the Portfolio to do so. A Combined Transaction will usually contain elements of risk that are present in each on its component transactions.

Although Combined Transactions are normally entered into based on the manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

CREDIT-LINKED NOTES (CLNs)

The International Bond Portfolio may invest in credit-linked securities, but the Portfolio has no present intention to do so. A typical CLN is set-up as a “pass-through” note structure created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond or group of bonds. CLNs are typically issued at par, with a one to one relationship with the notional value to the underlying bond(s). The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying bond(s) as well as that of the issuing entity. CLNs are generally considered to be liquid instruments; however, the liquidity of the CLN may be impacted by the liquidity of the underlying reference asset.

In addition to the risk of loss of its principal investment, the International Bond Portfolio bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the International Bond Portfolio may have difficulty being repaid, or fail to be repaid, the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer will also likely impact negatively the price of the CLN, regardless of the price of the bond(s) underlying the CLNs. A CLN is typically structured as limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the International Bond Portfolio could experience difficulty in selling such security at a price the manager believes is fair.

FOREIGN SECURITIES

International Bond Portfolio may invest in foreign securities without limitation. Bond Portfolio may invest up to 30% of its total assets in foreign securities. In addition, Money Market Portfolio, Mortgage Securities Portfolio and Real Estate Securities Portfolio may each invest up to 10% of its total assets in U.S. dollar denominated securities of foreign governments and foreign companies that are traded in the U.S. Such securities are typically publicly traded but may in some cases be issued as private placements (each Portfolio will treat private placement securities as illiquid securities which, when aggregated with all other illiquid securities, may not exceed 15% of the Portfolio’s net assets). Real Estate Securities Portfolio may also invest in securities of Canadian issuers which are not U.S. dollar denominated or traded in the U.S., but in no event may such investments, when aggregated with its other investments in foreign securities, exceed more than 10% of its total assets. Advantus Capital will determine whether, in its judgment, a security purchased by any Portfolio is a “foreign security” based on various criteria it deems relevant, including, but not limited to, the country in which the security’s issuer is organized, the location of the issuer’s headquarters, the location of the exchange on which the security is traded, the currency in which the security is denominated, and the country in which the issuer’s primary operations, including sales, are conducted.

The Money Market Portfolio is also permitted to invest up to 25% of its total assets in U.S. dollar denominated obligations of U.S. branches or agencies of foreign banks with assets of at least $2 billion and U.S. dollar denominated obligations of Canadian chartered banks and London branches of U.S. banks with assets of at least $2 billion. See “Obligations of Non-Domestic Banks” above.

The S&P 400 Mid-Cap and S&P 500 Portfolios may invest in securities of foreign issuers to the extent such securities are included in the S&P 400 Mid-Cap Index and S&P 500 Index, respectively.

Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. The Portfolio may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations (i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

An American Depositary Receipt (“ADR”) is a negotiable certificate, usually issued by a U.S. bank, representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

In addition, International Bond Portfolio may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and which are designed for use in the European securities markets. Furthermore, International Bond Portfolio may invest in Global Depositary Receipts, which are receipts evidencing an arrangement with a foreign bank similar to that for ADRs and which are designed for use in European and other foreign securities markets. European Depositary Receipts and Global Depositary Receipts are not necessarily denominated in the currency of the underlying security.

EMERGING/DEVELOPING MARKETS. The International Bond Portfolio may invest without limit in emerging/developing market countries.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many of the countries in which the International Bond Portfolio may invest have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Portfolio’s shareholders.

FOREIGN BONDS. The International Bond Portfolio’s investments in debt instruments include U.S. and foreign government and corporate securities. These debt instruments may include Samurai bonds, Yankee bonds, Eurobonds and Global Bonds in order to gain exposure to investment capital in other countries in a certain currency. A Samurai bond is a yen-denominated bond issued in Tokyo by a non-Japanese company. Eurobonds are generally issued in bearer form, carry a fixed or floating rate of interest, and typically amortize principal through a bullet payment with semiannual interest payments in the currency in which the bond was issued. Yankee bonds are foreign bonds denominated in U.S. dollars and registered with the SEC for sale in the U.S. A Global Bond is a certificate representing the total debt of an issue. Such bonds are created to control the primary market distribution of an issue in compliance with selling restrictions in certain jurisdictions or because definitive bond certificates are not available. A Global Bond is also known as a Global Certificate.

CURRENCY. If the International Bond Portfolio holds securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the Portfolio owns and its share price. In addition, changes in foreign currency exchange rates will affect the Portfolio’s income and distributions to shareholders. Some countries in which the Portfolio may invest also may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded. To the extent that the managers intend to hedge currency risk, the International Bond Portfolio’s management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when the Portfolio changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent the Portfolio from transferring cash out of the country or withhold portions of interest and dividends at the source.

The Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Portfolio may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Portfolio’s portfolio securities are denominated may have a detrimental impact on the Portfolio. Where the exchange rate for a currency declines materially after the Portfolio’s income has been accrued and translated into U.S. dollars, the Portfolio may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Portfolio will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

FOREIGN CURRENCY TRANSACTIONS

For the purpose of hedging, efficient portfolio management, and/or enhancement of returns, the Portfolios may, from time to time, enter into currency forward contracts, including currency forwards and cross currency forwards, in addition to the use of other derivative instruments described herein (each of which may result in net short currency exposure). For hedging purposes, such transactions may be effected on non-U.S. dollar denominated instruments owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio. The Portfolios are not limited in their use of forward contracts in connection with direct hedging.

Forward foreign currency contracts and cross currency forward contracts. A currency forward contract is an obligation to purchase or sell a specific currency for another at an agreed exchange rate (price) at a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward contract is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Portfolio believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Portfolio sells a security denominated in one currency and purchases a security denominated in another currency. The Portfolio may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract.

For example, the Portfolio may enter into a forward contract when it owns a security that is denominated in a foreign currency and desires to “lock in” the U.S. dollar value of the security. Thus, for example, when the Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio’s portfolio securities denominated in such foreign currency. Similarly, when the Portfolio is about to purchase a security that is denominated in a foreign currency and the Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. The Portfolio may also purchase and sell forward contracts to generate income or to help gain exposure to a particular currency when the manager anticipates that the foreign currency will appreciate or depreciate in value.

In addition, when the Portfolio’s manager believes that a foreign currency may experience a substantial movement against another foreign currency the Portfolio may enter into a forward contract to buy or sell, as appropriate, an amount of the foreign currency either: a) approximating the value of some or all of its portfolio securities denominated in such foreign currency (this investment practice generally is referred to as “cross-hedging”); or b) necessary to derive a level of additional income or return that the Portfolio’s manager seeks to achieve for the Portfolio. The Portfolios may also engage in “proxy hedging.” Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be linked closely to a currency or currencies in which some or all of the Portfolio’s securities are or are expected to be denominated.

Risks. The successful use of these transactions will usually depend on the manager’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While a Portfolio uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Portfolio is not obligated to actively engage in hedging or other currency transactions. For example, the Portfolio may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Although the Commodity Futures Trading Commission does not currently regulate these contracts, it may in the future assert such regulatory authority. In such event, the Portfolio’s ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Portfolio’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. This imperfect correlation may cause the Portfolio to sustain losses that will prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss.

LOANS OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, to the extent specified in the Prospectus, certain Portfolios may make secured loans of Portfolio securities amounting to not more than one-third of their respective total assets (which, for purposes of this limitation, will include the value of collateral received in return for securities loaned). Collateral received in connection with securities lending shall not be considered Portfolio assets, however, for purposes of compliance with any requirement described in the Fund’s prospectus that a Portfolio invest a specified minimum percentage of its assets in certain types of securities (e.g., securities of small companies). Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received from the borrower will consist of cash, letters of credit or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Cash collateral will be invested in securities consistent with the Portfolio’s investment objectives, policies and restrictions and with other securities lending guidelines established by the Fund’s Board of Directors. The cash collateral may be invested in securities which are subject to sub-prime mortgage risk. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Portfolio does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but in some cases may do so), a portion of the additional income realized will be shared with the Portfolio’s custodian for arranging and administering such loans. The Portfolio has a right to call each loan and obtain the securities on five business days’ notice. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Portfolio’s investment adviser or sub-adviser, as the case may be, to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Portfolio’s investment adviser or sub-adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Portfolio makes loans of portfolio securities is monitored by the Portfolio’s investment adviser or sub-adviser throughout the term of each loan. In addition, the investment of the cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk and other risks that are present in the market, and, as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. This could result in losses incurred by the Portfolio.

RESTRICTED AND ILLIQUID SECURITIES

Each Portfolio may invest up to 15% (5% in the case of Money Market Portfolio) of its respective net assets in securities restricted as to disposition under the federal securities laws or otherwise, or other illiquid assets. An investment is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. “Restricted securities” are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the “1933 Act”). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the “SEC”), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. Because of such restrictions, the Portfolio may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Portfolio may be required to bear the expenses of registration of such restricted securities.

The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act). Additionally, the Portfolio’s investment adviser and sub-adviser, as the case may be, believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and for certain interest-only and principal-only classes of mortgage-backed and asset-backed securities. Each Portfolio may invest without limitation in these forms of restricted securities if such securities are deemed by the Portfolio’s investment adviser or sub-adviser to be liquid in accordance with standards established by the Fund’s Board of Directors. Under these guidelines, the Portfolio’s investment adviser or sub-adviser must consider: (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Portfolio’s illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio is in a position where more than 15% (5% in the case of Money Market Portfolio) of its net assets are invested in restricted and other illiquid securities, the Portfolio will take appropriate steps to protect liquidity.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Bond Portfolio, Mortgage Securities Portfolio, International Bond Portfolio and Real Estate Securities Portfolio may each purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Portfolio and settlement, no payment is made for the securities purchased by the Portfolio and, thus, no interest accrues to the Portfolio from the transaction.

The use of when-issued transactions and forward commitments enables the Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Portfolio anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Portfolio’s investment adviser or sub-adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the Portfolio’s investment adviser or sub-adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Portfolio sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Portfolio will have lost the opportunity to profit from the price increase. If the investment adviser or sub-adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Portfolio sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Portfolio will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Portfolio’s investment adviser or sub-adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Portfolio’s net asset value.

When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions (as discussed below), the Portfolio enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Portfolio may hold a when-issued security or forward commitment until the settlement date, even if the Portfolio will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Portfolio’s custodian bank maintains, in a separate account of the Portfolio, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

The Portfolio may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Portfolio may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Portfolio to “roll over” its purchase commitment, the Portfolio may receive a negotiated fee. These transactions, referred to as “mortgage dollar rolls,” are entered into without the intention of actually acquiring securities. For a description of mortgage dollar rolls and the Portfolios that may invest in such transactions, see “Mortgage Dollar Rolls” below.

The purchase of securities on a when-issued or forward commitment basis exposes the Portfolio to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Portfolio’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Portfolio’s assets that are subject to market risk to an amount that is greater than the Portfolio’s net asset value, which could result in increased volatility of the price of the Portfolio’s shares. No more than 30% of the value of such Portfolio’s total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls.

MORTGAGE DOLLAR ROLLS

In connection with its ability to purchase securities on a when-issued or forward commitment basis, Bond Portfolio, Mortgage Securities Portfolio and International Bond Portfolio may enter into mortgage “dollar rolls” in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Portfolio gives up the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of the Portfolio’s investment adviser or sub-adviser, as the case may be, to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Portfolio while remaining substantially fully invested increases the amount of the Portfolio’s assets that are subject to market risk to an amount that is greater than the Portfolio’s net asset value, which could result in increased volatility of the price of the Portfolio’s shares.

For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a “financing” rather than as a separate sale and purchase transactions.

REAL ESTATE INVESTMENT TRUST SECURITIES

The Real Estate Securities Portfolio may invest in real estate investment trust securities (“REIT”). A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), 75% of its assets must be in real estate, mortgages or REIT stock, and must distribute to shareholder annually 95% or more of its otherwise taxable income.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITS. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Portfolio’s investments in REITS will consist of equity REITs.

REPURCHASE AGREEMENTS

Each of the Portfolios may enter into repurchase agreements. Repurchase agreements are agreements by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Portfolio has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Portfolio enters into repurchase agreements is monitored by the Portfolio’s investment adviser or sub-adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash. The Portfolio’s custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Portfolio promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS

Money Market Portfolio and International Bond Portfolio may also enter into reverse repurchase agreements. Reverse repurchase agreements are the counterparts of repurchase agreements, by which the Portfolio sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. Because certain of the incidents of ownership of the security are retained by the Portfolio, reverse repurchase agreements may be considered a form of borrowing by the Portfolio from the buyer, collateralized by the security. The Portfolio uses the proceeds of a reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolio utilizes reverse repurchase agreements when the interest income to be earned from investment of the proceeds of the reverse repurchase transaction exceeds the interest expense of the transaction.

The use of reverse repurchase agreements by the Portfolio allows it to leverage its portfolio. While leveraging offers the potential for increased yield, it magnifies the risks associated with the Portfolio’s investments and reduces the stability of the Portfolio’s net asset value per share. To limit this risk, the Portfolio will not enter into a reverse repurchase agreement if all such transactions, together with any money borrowed, exceed 5% of the Portfolio’s net assets. In addition, when entering into reverse repurchase agreements, the Portfolio will deposit and maintain in a segregated account with its custodian liquid assets, such as cash or cash equivalents and other appropriate short-term securities and high grade debt obligations, in an amount equal to the repurchase price (which shall include the interest expense of the transaction). Moreover, Money Market Portfolio will not enter into reverse repurchase agreements if and to the extent such transactions would, as determined by the Portfolio’s investment adviser, materially increase the risk of a significant deviation in the Portfolio’s net asset value per share. See “Net Asset Value” below.

WARRANTS

Bond Portfolio, International Bond Portfolio and Real Estate Securities Portfolio may invest in warrants. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. The market price of a warrant is determined by market participants by the addition of two distinct components: (1) the price of the underlying shares less the warrant’s exercise price, and (2) the warrant’s premium that is attributed to volatility and leveraging power. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

It is not expected that Bond Portfolio or International Bond Portfolio will invest in common stocks or equity securities other than warrants, but it may retain for reasonable periods of time up to 5% of their respective total assets in common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants.

SECURITIES OF OTHER INVESTMENT COMPANIES

As permitted by the 1940 Act, and except as otherwise described below, a Portfolio may invest in securities issued by other investment companies, so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of a Portfolio’s total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of a Portfolio’s total assets will be invested in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Portfolio. A Portfolio may invest in securities of another investment company without regard to the foregoing limitations, provided the Portfolio satisfies the requirements of Rule 12d1-1 under the 1940 Act, including the requirements that the other investment company is a money market fund and that the Portfolio not pay any sales charge or service fee in connection with such investment. However, because the Money Market Portfolio is also regulated by Rule 2a-7 under the 1940 Act, the Money Market Portfolio may never invest more than 5% of its total assets in the securities of any one investment company, including a money market fund. A Portfolio’s investment in another investment company may also be limited by other diversification requirements under the 1940 Act and the Internal Revenue Code.

As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations. Investment companies in which a Portfolio may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Portfolio and, therefore, will be borne indirectly by shareholders.

Exchange Traded Funds. The Portfolios may invest in investment companies in the form of various exchange traded funds (“ETFs”), subject to the Portfolio’s investment objectives, policies and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of ETFs include:

•

“SPDRs” (S&P’s Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index’s underlying investment portfolio, less any trust expenses.

•

“Qubes” (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies quoted through Nasdaq. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

•	“iShares” which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

•

“HOLDRs” (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Portfolio can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Portfolio’s investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry, sector or index. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Portfolio can generate brokerage expenses.

Closed-End Investment Companies. To encourage indirect foreign investment in their capital markets, some countries, including South Korea, Chile and India, have permitted the creation of closed-end investment companies. Pursuant to the restrictions stated above, shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such closed-end investment company.

SHORT SALES AGAINST THE BOX

Each Portfolio may sell securities “short against the box”; provided that each Portfolio will not at the time of any short sales aggregate in total sales price more than 10% of its total assets. Whereas a short sale is the sale of a security the Portfolio does not own, a short sale is “against the box” if, at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Portfolios have no present intention to sell securities short in this fashion.

DEFENSIVE PURPOSES

Each Portfolio other than Money Market Portfolio may invest up to 20% of its respective net assets in cash or cash items. Money Market Portfolio may invest in cash to the extent necessary to meet minimum liquidity requirements under Rule 2a-7 of the Investment Company Act of 1940 (as described in “Investment Restrictions—Additional Restrictions” below) and to meet reasonably foreseeable shareholder redemptions. In addition, for temporary or defensive purposes, a Portfolio may invest in cash or cash items without limitation. The “cash items” in which a Portfolio may invest for temporary or defensive purposes, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Portfolio; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); unaffiliated or affiliated money market funds and investment companies (to the extent allowed by the 1940 Act or exemptions granted thereunder and the Portfolio’s fundamental investment policies and restrictions); and other similar high-quality short-term United States dollar-denominated obligations.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions relating to the investment of the assets of the Portfolios.

Each Portfolio is subject to certain “fundamental” investment restrictions which may not be changed without the affirmative vote of a majority of the outstanding voting securities of each Portfolio affected by the change. With respect to the submission of a change in an investment restriction to the holders of the Fund’s outstanding voting securities, such matter shall be deemed to have been effectively acted upon with respect to a particular Portfolio if a majority of the outstanding voting securities of such Portfolio vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other Portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund. For this purpose and under the Investment Company Act of 1940, a majority of the outstanding voting shares of each Portfolio means the lesser of (i) 67% of the voting shares represented at a meeting which more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares. An investment restriction which is not fundamental may be changed by a vote of the Board of Directors without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental.

FUNDAMENTAL RESTRICTIONS

1.	The Portfolios will not borrow money or issue senior securities except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

2.	The Portfolios will not concentrate their investments in a particular industry, except that:

(a)	with respect to Money Market Portfolio, this limitation does not apply to investments in domestic banks;

(b)	under normal market conditions, Mortgage Securities Portfolio will concentrate its investments in the mortgage and mortgage-finance industry. Mortgage Securities Portfolio will not concentrate its investments in any other particular industry;

(c)	under normal market conditions, Real Estate Securities Portfolio will concentrate its investments in the real estate or real estate related industry. Real Estate Portfolio will not concentrate its investments in any other particular industry;

(d)	Index 500 Portfolio may concentrate its investments in a particular industry if the S&P 500 Index is so concentrated; and

(e)	Index 400 Mid-Cap Portfolio may concentrate its investments in a particular industry if the S&P 400 Mid-Cap Index is so concentrated.

For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether a Portfolio is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

3.	The Portfolios will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Portfolios from investing in securities or other instruments backed by real estate investments therein or in securities of companies that deal in real estate or mortgages.

4.	The Portfolios will not purchase physical commodities or contracts relating to physical commodities.

5.	The Portfolios may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

6.	The Portfolios may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of Portfolio securities.

NON-FUNDAMENTAL RESTRICTIONS

The Fund has adopted a number of non-fundamental policies which appear below.

7.	The Portfolios will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed 5% of total assets.

8.	The Portfolios will use futures contracts and options on futures contracts only (a) for “bona fide hedging purposes” (as defined in regulations of the Commodity Futures Trading Commission) or (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Portfolio.

9.	The Portfolios may mortgage, pledge or hypothecate their assets only to secure permitted borrowings. Collateral arrangements with respect to futures contracts, options thereon and certain options transactions are not considered pledges for purposes of this limitation.

10.	The Portfolios may not make short sales of securities, other than short sales “against the box,” except that this policy does not prevent a Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments for bona fide hedging or other risk management purposes (which may also have the effect of either lengthening or shortening the average duration of its portfolio of fixed income and other debt securities).

11.	The Portfolios may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of securities transactions and it may make margin deposits in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

12.	The Portfolios will not invest more than 15% (5% in the case of Money Market Portfolio) of their net assets in illiquid securities.

13.	The total market value of securities against which a Portfolio may write call or put options will not exceed 20% of the Portfolios’ total assets. In addition, a Portfolio will not commit more than 5% of its total assets to premiums when purchasing put or call options.

If a percentage restriction described above or in the Fund’s Prospectus is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a Portfolio’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. For purposes of determining an industry “classification” for a particular security and calculating industry concentration percentages, the Fund will generally use the Standard Industry Classification (“SIC”) Code assigned to such security by Bloomberg LP. However, the Fund’s investment adviser may, in its discretion, override such SIC Code for a specific security when the adviser determines, based on the characteristics of such security and its issuer, that a different industry classification is more appropriate.

ADDITIONAL RESTRICTIONS

The Money Market Portfolio is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), in addition to its other policies and restrictions discussed below. Pursuant to Rule 2a-7, the Fund is required to invest exclusively in United States dollar-denominated investments that(a) present “minimal credit risk” and (b) are at the time of acquisition ”Eligible Securities.” Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations (“NRSROs”) in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody’s.

Rule 2a-7 further requires that the Money Market Portfolio’s investments be limited to securities that mature within 397 calendar days or less from the date of purchase in the case of securities in the NRSROs’ highest short-term rating categories, and that mature in 45 calendar days or less from the date of purchase in the case of securities in the NRSROs’ second highest short-term rating categories. Money Market Portfolio must maintain an average weighted maturity of 60 days or less and a weighted average life of 120 days or less.

Money Market Portfolio must also hold at least 10% of its total assets in “daily liquid assets” and at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets are limited to cash, direct obligations of the U.S. Government, and other securities payable within one business day. Weekly liquid securities are limited to cash, direct obligations of the U.S. Government, direct discount obligations of federal government agencies and government-sponsored enterprises with a remaining maturity date of 60 days or less from the date of purchase, and other securities payable within 5 business days. In addition, Money Market Portfolio is required to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions. This general liquidity obligation may require Money Market Portfolio to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements described above.

Rule 2a-7 also requires, among other things, that the Money Market Portfolio may not invest (a) more than 3% of its total assets in Second Tier Securities(i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1 and (b) more than one-half of 1% of its total assets in Second Tier Securities of any one issuer. The present practice is not to purchase any Second Tier Securities.

In addition, the Portfolios are subject to and will comply with all other applicable restrictions in the Investment Company Act of 1940, the Internal Revenue Code, as amended, and regulations adopted thereunder.

PORTFOLIO TURNOVER

Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

Each Portfolio has a different expected annual rate of portfolio turnover. A high rate of turnover in a Portfolio generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of each Portfolio’s shares and by requirements which enable the Fund to receive favorable tax treatment. The portfolio turnover rates associated with each Portfolio will, of course, be affected by the level of purchases and redemptions of shares of each Portfolio. However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if in the opinion of Advantus Capital or a Portfolio’s sub-adviser such a sale is advisable.

The Money Market Portfolio, consistent with its investment objective, will attempt to maximize yield through trading. This may involve selling instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. Since the Portfolio’s assets will be invested in securities with short maturities and the Portfolio will manage its assets as described above, the Portfolio’s holdings of money market instruments will turn over several times a year. However, this does not generally increase the Portfolio’s brokerage costs, since brokerage commissions as such are not usually paid in connection with the purchase or sale of the instruments in which the Portfolio invests since such securities will be purchased on a net basis.

For each of the last three calendar years, the portfolio turnover rates for the various Portfolios were as follows:

	Portfolio Turnover Rate
Portfolio	2010	2009	2008
Bond		266.4%	229.6%
Index 400 Mid-Cap		20.2	24.0
Index 500		6.7	4.6
International Bond		56.5	103.8
Money Market		N/A	N/A
Mortgage Securities		209.6	127.5
Real Estate Securities		67.1	43.6

DIRECTORS AND EXECUTIVE OFFICERS

Director Duties and Responsibilities. The duties and responsibilities of the Fund’s directors flow principally from Minnesota law (as the Fund is organized as a Minnesota corporation) and from the Investment Company Act of 1940, as amended (the “Investment Company Act”), as the Fund is registered pursuant to the Investment Company Act as an open-end management investment company. Under such laws, the Fund’s directors have myriad duties and responsibilities, including without limitation: the election of Fund officers; the appointment and oversight of key Fund service providers, including the Fund’s investment adviser (and, if applicable, sub-advisers), principal underwriter, administrators, custodians, auditors and legal counsel; the annual review and reapproval of the Fund’s investment advisory and underwriting agreements, as well as other agreements with Fund affiliates and the Fund’s Rule 12b-1 plan of distribution; and oversight over the management of the Fund (including risk oversight), as conducted primarily by the Fund’s investment adviser, Advantus Capital Management, Inc. (“Advantus Capital”).

Embedded within the foregoing is the Board of Director’s ongoing role in overseeing the management of investment (including counterparty), compliance, operational, enterprise and other risks to which the Fund is exposed. There are four regularly scheduled Board of Directors, and two regularly scheduled Audit Committee, meetings held each year. Over the course of each year, the Board of Directors and Audit Committee endeavor to receive reports on the key risks affecting the Fund and the programs, functions, and systems designed to manage such risks. Moreover, as more fully set forth below, the Fund’s Board of Directors has been constituted with persons of diverse backgrounds but with a collective ability to understand the Fund’s risk environment and to oversee the risk management function.

At each regularly scheduled meeting of the Board of Directors, the investment performance of each Fund Portfolio is reviewed against peer and market data. In addition, each portfolio manager meets in person with the Board of Directors at least annually to discuss in detail the manner in which the Portfolio is managed, the makeup of the Portfolio, the environment in which the Portfolio operates and the risks to which the Portfolio is subject. In addition, the Board of Directors meets in person with a representative of Franklin Advisers, Inc., the sub-adviser to one of the Fund’s Portfolios.

A foundational responsibility of the Fund’s Chief Compliance Officer (“CCO”) is the identification of various key risks to which the Fund is subject and the development and implementation of policies and procedures reasonably designed to mitigate such risks. The Fund’s CCO reports directly to the Fund’s Board of Directors, and meets with the Board (in both open and executive session) at each quarterly board meeting. The Board of Directors approved the Fund’s and Advantus Capital’s compliance programs (as well as the compliance programs of Franklin Advisers, Inc., the sub-adviser for International Bond Portfolio, and of the Fund’s distributor and administrator), reviews with the CCO regarding the ongoing implementation and administration of the compliance function, and oversees the CCO’s annual review and evaluation of the compliance program. The CCO also attends each meeting of the Fund’s Audit Committee at which compliance issues within the Audit Committee’s purview are reviewed and addressed. There is an executive session with the CCO at each such meeting.

At each semi-annual meeting of the Fund’s Audit Committee, the Audit Committee meets with the Chief Internal Auditor of Minnesota Mutual Companies, Inc. (“MMC”) and its affiliates. The Chief Internal Auditor reports to the Audit Committee of MMC, the ultimate parent company of Advantus Capital, and is charged with conducting both planned and special (unplanned) audits of various important accounting and operational areas of Advantus Capital and its affiliates (including many key roles and functions impacting the Fund). The Fund’s Audit Committee receives a report from the Chief Internal Auditor of all internal audits conducted since the most recent prior Audit Committee Meeting, and such individual meets in executive session with the Audit Committee at each regularly scheduled meeting.

Board and Committee Structure. Currently, the Fund’s Board of Directors is comprised of three persons. None of such current directors is an “interested person” (within the meaning of the Investment Company Act) of the Fund. Each current director is considered independent (an “Independent Director”) because he or she is not an interested person of the Fund, has never served as an employee or officer of Advantus Capital or of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company (“Minnesota Life”), and does not have a financial interest in Advantus Capital, Minnesota Life or their other affiliates. The Board has four regularly scheduled meetings per year.

There are two committees of the Board of Directors - an Audit Committee and a Governance Committee. Each such committee is comprised of the three current directors (again, all Independent Directors). Each committee meeting is chaired by a director, and the chair position rotates among the three committee members on a meeting by meeting basis. The Audit Committee currently has two regularly scheduled meetings per year, and the Governance Committee (which inter alia is responsible for director nominations and director and board self-assessments) has one regularly scheduled meeting per year. The Board and each committee also meet (in person or telephonically) from time to time on an ad hoc basis if matters requiring Board or committee input arise and require action between regularly scheduled meetings. The Audit Committee met two times, and the Governance Committee met one time, during the fiscal year ended December 31, 2010.

The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee Charter, has as its purposes (a) to oversee the accounting and financial reporting processes of the Fund and each of its Portfolios and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (e) to act as a liaison between the Fund’s independent auditors and the full Board; and (f) to assist the Board in its oversight of the internal audit functions of Advantus Capital, Minnesota Life and its affiliates as such functions relate to the Fund (as described above).

The Governance Committee, which operates in accordance with a separate Governance Committee Charter approved by the Board of Directors, selects and recommends to the Board of Directors individuals for nomination as Independent Directors, annually reviews the independence of the Independent Directors, reviews the composition of the Board of Directors, the Board’s committee structure and each Committee’s Charter, develops proposals regarding director education, reviews director compensation and expenses, and at least annually conducts a self assessment of the adequacy, effectiveness and adherence to industry “best practices” of the Fund’s governance structures and practices. The names of potential Independent Director candidates are drawn from a number of sources, including recommendations from management of Advantus Capital. Inasmuch as the Fund does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the Governance Committee does not at present consider nominees recommended by shareholders.

Neither Minnesota law nor the Investment Company Act requires that the Fund’s Board of Directors appoint a “chair” or a “lead independent director”. In reviewing and analyzing current trends in the industry, including various articulations of “best practices” regarding mutual fund boards, the Fund’s Board of Directors determined that the appointment of a “chair” or a “lead independent director” would not meaningfully advance or improve the Fund’s governance structure or the ability or means of the Board of Directors in the performance of its duties and responsibilities. In making this determination, and in deciding not to appoint a chair or a lead director, the Board of Directors (again comprised exclusively of independent directors) considered the current small size of the Fund, the relatively small number of Portfolios within the Board of Director’s purview, the ability of each director individually, and the board as a whole, to determine and influence the nature and substance of the board’s (and committees’) agendas, materials and roles, the relative lack of complexity in the organization of the Fund and the representation of independent directors at all times by independent legal counsel.

Director Selection and Qualifications. The Fund’s Board of Directors has adopted and adheres to Guidelines Regarding the Responsibilities, Structure and Standards of the Board of Directors of Advantus Series Fund, Inc. (the “Director Guidelines”). The Guidelines provide that the Fund’s Board shall be comprised in such a manner that (i) there are at least three Independent Directors and (ii) the ratio of Independent Directors to total directors complies with the requirements of the Investment Company Act and industry best practices, as determined and applied to the Fund from time to time by the Governance Committee of the Board.

The selection and nomination of new Independent Directors (when vacancies occur) is solely within the discretion of the then existing Independent Directors. The Guidelines further provide that Independent Directors should be selected from a diverse group of experiences and backgrounds, and such selections should seek to ensure the Board’s ability to perform its duties under the Investment Company Act and Minnesota law, and also promote and preserve the reputation and diversity of the Board. New Board members should have an excellent standing in the community and a style consistent with the Board environment.

The Guidelines further provide that each Independent Director nominee should be literate in business and financial matters as they may relate to investment companies. Additionally, if practicable, the Board should endeavor to have among its Independent Directors at least one person that has the credentials to enable him or her to be designated as the “Audit Committee Financial Expert”.

Current Fund Directors and Executive Officers. Set forth in the following table are the names and certain biographical information on each current Fund director and certain Fund officers. Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Fund. Each director serves for an indefinite term, until his or her resignation, death or removal.

Name, Address[1] and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Directors
Dorothy J. Bridges 1955	Director since December 28, 2004	President, Chief Executive Officer and Director, City First Bank of DC since September 2008; Chairman, Community Bankers Council of the American Bankers Association; Vice Chair, Northwest Area Foundation Board of Directors since 2002; Councilmember of the FDIC Community Bankers Advisory Council since December 2009; President and Chief Executive Officer, Franklin National Bank of Minneapolis from 1999 to August 2008; member, Franklin National Bancorporation from 1999 to August 2008; member, Federal Reserve Bank’s Consumer Advisory Council from 2006 to October 2008; Director, Federal Reserve Bank of Minneapolis from 2007 to September 2008

Linda L. Henderson 1949	Director since January 25, 2007	Retired; Professional Advisor, Carlson School of Management, University of Minnesota, 2004 to May 2007; Senior Vice President, Director of Fixed Income Research and Strategies, RBC Dain Rauscher Investments, 1985 to 2004; Chartered Financial Analyst

William C. Melton 1947	Director since April 25, 2002	Founder and President of Melton Research Inc. since 1997; member of the Advisory Board of Macroeconomic Advisors LLC since 1998; member, Minneapolis StarTribune Board of Economists since 1986; member, State of Minnesota Council of Economic Advisors from 1988 to 1994; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist
Other Executive Officers[2]

Gregory S. Strong 1944	President since April 25, 2007	Retired since December 2008, previously Senior Vice President, Chief Actuary and Treasurer, Minnesota Life Insurance Company; Treasurer, Minnesota Mutual Companies, Inc.; Senior Vice President and Treasurer, Securian Financial Group, Inc.; Treasurer, Securian Holding Company

Name, Address[1] and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Gary M. Kleist 1959	Vice President and Treasurer since July 24, 2003	Financial Vice President, Chief of Operations and Director, Advantus Capital Management, Inc.; Second Vice President, Minnesota Life Insurance Company; Vice President and Secretary/Treasurer, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital); Financial Vice President, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Second Vice President, Securian Financial Group, Inc.; Second Vice President, Securian Life Insurance Company; Financial Vice President, Marketview Properties, LLC and Marketview Properties II, LLC (entities holding certain real estate assets)

Michael J. Radmer Dorsey & Whitney LLP 50 South Sixth Street Minneapolis, Minnesota 55402 1945	Secretary since April 16, 1998	Partner with the law firm of Dorsey & Whitney LLP

(1)	Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.
(2)	Although not a ‘corporate’ officer of the Fund, Vicki L. Bailey, born in 1955, has served as the Fund’s Chief Compliance Officer since July 2004. Ms. Bailey is also Vice President, Investment Law, Chief Compliance Officer and Secretary, Advantus Capital Management, Inc.; Vice President, Minnesota Life Insurance Company; Vice President and Secretary, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Vice President, Securian Financial Group, Inc.; Vice President, Securian Life Insurance Company; Director, Personal Finance Company LLC.; Vice President and Secretary, Marketview Properties, LLC and Marketview Properties II, LLC (entities holding certain real estate assets).

Each of the current members of the Fund’s Board of Directors was nominated by the Fund’s Governance Committee pursuant to the Guidelines. In addition to having an excellent reputation in the community, each is literate in business and financial matters as they relate to investment companies but in different ways that contribute to the board’s diversity and strength.

Ms. Bridges’ experience as a community banker, as well as her roles on various boards and advisory councils, provide the board with expertise in dealing with regulated financial industries, corporate governance management-related issues, client and community service and related issues. Her experiences also allow her to serve as the Fund’s designated financial expert.

Ms. Henderson’s professional and academic experience with fixed income securities provides perspective to the Board’s role in overseeing the Fund’s investment portfolios, many of which focus on fixed income securities.

Dr. Melton’s background as an economist, including as the Chief Economist for one of the largest asset management firms in the United States and in various other economic consulting capacities, provides valuable insight and experience regarding both internal and external issues facing mutual funds and their managers.

Share Ownership. The Directors beneficially owned shares in the Fund in the following dollar ranges as of December 31, 2010:

Name of Director	Dollar Range of Equity Securities in the Fund*
Dorothy J. Bridges	None
Linda L. Henderson	None
William C. Melton	None

*	The Fund’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Directors who own Contracts issued by those companies are the beneficial owners of the shares of the Fund attributable to such Contracts.

Compensation and Fees. Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by the Fund to any of its officers or directors who is affiliated with Advantus Capital. The Fund does, however, pay compensation to its Chief Compliance Officer, who is not a corporate officer of the Fund but is affiliated with Advantus Capital. Directors who are not affiliated with Advantus Capital receive compensation in connection with the Fund equal to $12,000 per year plus $3,000 per board meeting and $2,000 per committee meeting attended (and reimbursement of travel expenses to attend directors’ meetings), except for telephone board or committee meetings of less than two hours duration for which they receive $1,000 per meeting. During the fiscal year ended December 31, 2010, each Director was compensated by the Fund in accordance with the following table:

Name of Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement
Dorothy J. Bridges	$	n/a	n/a
Linda L. Henderson	$	n/a	n/a
William C. Melton	$	n/a	n/a

DIRECTOR LIABILITY

Under Minnesota law, the Board of Directors of the Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director “shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances.” Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of “loyalty” (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of “care” (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of “care.” Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors’ duty of “loyalty” to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which prohibits any provisions which purport to limit the liability of directors arising from such directors’ willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of “care” imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of “officers” to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or recessionary relief. Further, Minnesota law does not permit elimination or limitation of a director’s liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

Advantus Capital Management, Inc. (“Advantus Capital”) has been the investment adviser and manager of the Fund and Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Index 500 Portfolio, International Bond Portfolio, Index 400 Mid-Cap Portfolio and Real Estate Securities Portfolio since May 1, 1997. Securian Financial Services, Inc. (“Securian Financial”) acts as the Fund’s underwriter. Both Advantus Capital and Securian Financial act as such pursuant to written agreements that will be periodically considered for approval by the directors or shareholders of the Fund. The address of both Advantus Capital and Securian Financial is 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund and Advantus Capital have obtained an exemptive order from the Securities and Exchange Commission which permits Advantus Capital to employ a “manager of managers” strategy in connection with its management of the Fund. The exemptive order permits Advantus Capital, subject to certain conditions, to select new investment sub-advisers with the approval of the Fund’s Board of Directors, but without obtaining shareholder approval. The order also permits Advantus Capital to change the terms of agreements with the investment sub-advisers or continue the employment of an investment sub-adviser after an event which would otherwise cause the automatic termination of services. Shareholders would be notified of any investment sub-adviser changes. Shareholders have the right to terminate arrangements with an investment sub-adviser by vote of a majority of the outstanding shares of a Portfolio. In the case of a Portfolio which employs more than one investment sub-adviser, the order also permits the Fund to disclose such investment sub-advisers’ fees only in the aggregate in its registration statement. Advantus Capital has the ultimate responsibility for the investment performance of each Portfolio employing investment sub-advisers due to its responsibility to oversee the investment sub-advisers and recommend their hiring, termination and replacement.

Franklin serves as investment sub-adviser to the Fund’s International Bond Portfolio, pursuant to an investment sub-advisory agreement with Advantus Capital, which was initially approved by the Fund’s Board of Directors on October 25, 2007 and became effective on January 1, 2008. Prior to January 1, 2008, the sub-adviser was Augustus Asset Managers Limited.

Franklin is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr., are the principal shareholders of Franklin Resources, Inc.

CONTROL AND MANAGEMENT OF ADVANTUS CAPITAL AND SECURIAN FINANCIAL

Advantus Capital was incorporated in Minnesota in June 1994, and is an affiliate of Minnesota Life Insurance Company (“Minnesota Life”). Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named “Minnesota Mutual Companies, Inc.” The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named “Minnesota Life Insurance Company”. All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named “Securian Financial Group, Inc.”, which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named “Securian Holding Company”, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Advantus Capital and Securian Financial are also wholly-owned subsidiaries of Securian Financial Group, Inc.

Gregory S. Strong, President of the Fund, was formerly Senior Vice President and Treasurer of Minnesota Life and Securian Financial Group, Inc., having retired from those positions effective December 31, 2008. Gary M. Kleist, Vice President and Treasurer of the Fund, is Financial Vice President and Chief of Operations of Advantus Capital. Vicki L. Bailey, Chief Compliance Officer of the Fund, is Vice President, Investment Law, Chief Compliance Officer and Secretary of Advantus Capital. Robert L. Senkler, President of Advantus Capital, is Chairman, President and Chief Executive Officer of Minnesota Life and Securian Financial Group, Inc.

THE FUND’S INVESTMENT ADVISORY AGREEMENT WITH ADVANTUS CAPITAL

Advantus Capital acts as investment adviser and manager of the Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Index 500 Portfolio, International Bond Portfolio, Index 400 Mid-Cap Portfolio and Real Estate Securities Portfolio under an Investment Advisory Agreement dated May 1, 2000, and amended with respect to certain of the fees set forth on Schedule A thereto on December 28, 2004 (the “Investment Advisory Agreement”), which originally became effective on May 1, 2000 after it was approved by shareholders on April 17, 2000. Schedule A to the Investment Advisory Agreement, as amended, was approved by shareholders of the Bond, Index 400 Mid-Cap, Index 500, Money Market, Mortgage Securities and Real Estate Securities Portfolios on December 28, 2004 and became effective on January 1, 2005. The Investment Advisory Agreement was last approved by the Board of Directors of the Fund (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 27, 2011. Prior to May 1, 1997, the Fund obtained advisory services from MIMLIC Asset Management Company (“MIMLIC Management”), formerly the parent company of Advantus Capital. Advantus Capital commenced its business in June 1994.

The Investment Advisory Agreement will terminate automatically in the event of assignment. In addition, the Investment Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to Advantus Capital, and by Advantus Capital on 60 days’ written notice to the Fund. Unless sooner terminated, the Investment Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of the Investment Advisory Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio votes to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Fund.

If the shareholders of a class of capital stock of any Portfolio subject to the Investment Advisory Agreement fail to approve any continuance of the Investment Advisory Agreement, Advantus Capital will continue to act as investment adviser with respect to such Portfolio pending the required approval of its continuance, or a new contract with Advantus Capital or a different investment adviser or other definitive action; provided that the compensation received by Advantus Capital in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Investment Advisory Agreement in respect of such Portfolio, whichever is less.

The Investment Advisory Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the directors of the Fund who are not interested persons of any party to the Investment Advisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the class of capital stock of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of the Fund.

THE FUND’S INVESTMENT ADVISORY FEES

Pursuant to the investment advisory agreement, each Portfolio pays its Adviser an advisory fee equal on an annual basis to a percentage of the Portfolio’s average daily net assets as set forth in the following table, effective January 1, 2005:

Portfolio	Advisory Fee (as a percentage of average daily net assets)
Bond Portfolio	0.40% of assets to $1 billion; and 0.35% of assets exceeding $1 billion
Index 400 Mid-Cap Portfolio	0.15% of assets to $1 billion; and 0.10% of assets exceeding $1 billion;
Index 500 Portfolio	0.15% of assets to $1 billion; and 0.10% of assets exceeding $1 billion;
International Bond Portfolio	0.60% of assets to $1 billion; and 0.55% of assets exceeding $1 billion
Money Market Portfolio	0.30% of assets to $1 billion; and 0.25% of assets exceeding $1 billion
Mortgage Securities Portfolio	0.40% of assets to $1 billion; and 0.35% of assets exceeding $1 billion
Real Estate Securities Portfolio	0.70% of assets to $1 billion; and 0.65% of assets exceeding $1 billion

The fees paid by the Portfolios during the fiscal years ended December 31, 2010, 2009, and 2008 were as follows:

	Advisory Fees Paid
Portfolio	2010	2009		2008
Bond Portfolio		$1,328,080		$1,539,680
Index 400 Mid-Cap Portfolio		176,347		221,411
Index 500 Portfolio		568,664		772,189
International Bond Portfolio		521,721		565,888
Money Market Portfolio		312,182	(a)	418,426
Mortgage Securities Portfolio		474,654		657,322
Real Estate Securities Portfolio		492,739		720,281

(a)	Effective October 29, 2009 Advantus Capital agreed to waive, reimburse or pay the Money Market Portfolio’s advisory expenses so that the Portfolio’s daily net investment income does not fall below zero (see “Money Market Portfolio - Net Investment Income Maintenance Agreement” below). As of December 31, 2010 the amount waived by Advantus Capital totaled $ . The total advisory expenses shown above are net of the amount waived.

Under the investment advisory agreement, the Adviser furnishes the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Fund pays all its costs and expenses which are not assumed by the Adviser. These Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund including, among others, interest, taxes, brokerage fees and commissions, fees of the directors who are not employees of the Adviser or any of its affiliates, compensation paid to the Fund’s Chief Compliance Officer, expenses of directors’ and shareholders’ meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, association membership dues, charges of custodians, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Securian Financial shall bear all advertising and promotional expenses in connection with the distribution of the Fund’s shares, including paying for the printing of Prospectuses and Statements of Additional Information for new shareholders and the costs of sales literature.

Each Portfolio will bear all expenses that may be incurred with respect to its individual operation, including but not limited to transaction expenses, advisory fees, Rule 12b-1 fees, brokerage, interest, taxes, license fees, certain fund accounting expenses and the charges of the custodian. The Fund will pay all other expenses not attributable to a specific Portfolio, but some of such expenses will be allocated equally among the Portfolios, and others will be allocated on the basis of “time and effort,” unless otherwise allocated by the Board of Directors of the Fund.

MONEY MARKET PORTFOLIO - NET INVESTMENT INCOME MAINTENANCE AGREEMENT

Effective October 29, 2009, the Board of Directors of the Fund approved an Amended and Restated Net Investment Income Maintenance Agreement among the Fund (on behalf of the Money Market Portfolio), Advantus Capital Management, Inc. (“Advantus Capital”), and Securian Financial Services, Inc. (“Securian Financial”). Under such Agreement, Advantus Capital agrees to waive, reimburse or pay Money Market Portfolio expenses so that the Portfolio’s daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the “Expense Waiver”) on any day on which the Portfolio’s net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Portfolio unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Portfolio. In addition, the right of Advantus Capital and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Portfolio would cause the Portfolio’s net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Portfolio’s net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Portfolio cannot cause the Portfolio’s expense ratio to exceed 1.25%. If Advantus Capital and/or Securian Financial exercise their rights to be paid such waived amounts, the Money Market Portfolio’s future yield will be negatively affected for an indefinite period.

SUB-ADVISER - FRANKLIN

Franklin has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program for the International Bond Portfolio, subject to the general control of the Board of Directors of the Fund.

Franklin and its affiliates manage numerous other investment companies and accounts. One of such publicly registered investment companies - Templeton Global Bond Fund - has investment policies and strategies generally similar to those of the International Bond Portfolio. Franklin may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the International Bond Portfolio. Similarly, with respect to the International Bond Portfolio, Franklin is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that it and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. Franklin is not obligated to refrain from investing in securities held by the International Bond Portfolio or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the International Bond Portfolio’s ability to acquire or hold a position in a given security when it might otherwise be advantageous for it to acquire or hold that security.

INTERNATIONAL BOND PORTFOLIO INVESTMENT SUB-ADVISORY AGREEMENT - FRANKLIN

Franklin acts as investment sub-adviser to the Fund’s International Bond Portfolio under an Investment Sub-Advisory Agreement with Advantus Capital dated January 1, 2008, as supplemented by a letter agreement dated January 27, 2011, regarding derivatives trading (the “Franklin Agreement”) which became effective the same date. Prior to January 1, 2008, Augustus Asset Managers Limited served as investment sub-adviser to the International Bond Portfolio.

The Franklin Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Franklin Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the International Bond Portfolio’s outstanding voting securities on 60 days’ written notice to Franklin and by Franklin on 60 days’ written notice to Advantus Capital. Unless sooner terminated, the Franklin Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the International Bond Portfolio, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the Franklin Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Franklin Agreement was last approved by the Board of Directors of the Fund (including a majority of the directors who are not parties to the contract or interested persons of any such party) on January 27, 2011.

From the advisory fee received from International Bond Portfolio, Advantus Capital pays Franklin a sub-advisory fee equal to .37% of International Bond Portfolio’s average daily net assets.

BASIS OF ANNUAL APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

A discussion regarding the basis of the approval by the Fund’s Board of Directors, in January 2010, of the Investment Advisory Agreement with Advantus Capital and the Franklin Agreement is available in the Semiannual Report to Shareholders for the period ended June 30, 2010. An updated discussion regarding the most recent such approval by the Fund’s Board of Directors of the Investment Advisory Agreement with Advantus Capital and the Franklin Agreement, on January 27, 2011, will be available in the Semiannual Report to Shareholders for the period ending June 30, 2011.

INFORMATION REGARDING FUND PORTFOLIO MANAGERS - ADVANTUS CAPITAL

Other Accounts Managed. For each of the Fund’s Portfolios (except the International Bond Portfolio), the table below lists the number of other accounts managed by each portfolio manager within each of the following categories and the total assets in the accounts managed within each category as of December 31, 2010: (i) registered investment companies (“RICs”), (ii) other pooled investment vehicles, and (iii) other accounts. Except as noted below, none of the accounts identified in any category pays an advisory fee based on the performance of the account.

PORTFOLIO MANAGER	TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS (in millions)
Joseph R. Betlej	RICs
Pooled Investment Vehicles
Other Accounts
Lowell R. Bolken	RICs
Pooled Investment Vehicles
Other Accounts
Thomas B. Houghton	RICs
Pooled Investment Vehicles
Other Accounts
David W. Land	RICs
Pooled Investment Vehicles
Other Accounts
Christopher R. Sebald	RICs
Pooled Investment Vehicles
Other Accounts
James P. Seifert	RICs
Pooled Investment Vehicles
Other Accounts

CONFLICTS OF INTEREST. In the judgment of the Fund’s investment adviser, no material conflicts of interest are likely to arise in connection with a portfolio manager’s management of a Fund Portfolio on the one hand and the management of any account identified above on the other. All portfolio managers must manage assets in their personal accounts in accordance with Advantus Capital’s and the Fund’s code of ethics. The Fund Portfolio and all other accounts managed by a portfolio manager in a similar style are managed subject to substantially similar investment restrictions and guidelines, and therefore no conflict of interest is likely to arise due to material differences in investment strategy. Advantus Capital has adopted policies and procedures designed to ensure that investment opportunities are allocated fairly between a Fund Portfolio and other accounts managed by the same portfolio manager, including accounts of Advantus Capital or its affiliates. In addition, Advantus Capital believes that material conflicts due to differences in compensation paid to portfolio managers (see below) are also unlikely to arise. Account performance is a factor in determining a portfolio manager’s compensation, but no portfolio manager’s compensation structure favors one account over another on the basis of performance.

PORTFOLIO MANAGERS’ OWNERSHIP OF FUND SECURITIES. The Fund’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Portfolios can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Portfolios are offered as investment options. At December 31, 2010, none of the portfolio managers identified above owns beneficially, through such contracts, shares of any of the Portfolios.

PORTFOLIO MANAGER COMPENSATION. As of the end of the Fund’s most recent fiscal year, each portfolio manager of a Fund Portfolio is compensated for managing the Portfolio and for managing other accounts identified above in the manner set forth below. Portfolio managers also receive other compensation in the form of group insurance and medical benefits and pension and other retirement benefits which are available generally to all employees of Advantus Capital and which do not discriminate in favor of any portfolio manager.

Index 400 Mid-Cap Portfolio and Index 500 Portfolio

The Index 500 and Index 400 portfolio manager receives the following compensation:

Base Salary - the portfolio manager’s total compensation package is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.

Short-term Bonus - the portfolio manager is eligible for an annual bonus that is based on ability to meet predetermined goals. Of the total goal, approximately 88% is based on the pre-tax investment performance versus an appropriate benchmark, which, in the case of a Portfolio, is the Portfolio’s benchmark index described in the Fund’s prospectus. Performance comparisons to the respective benchmark are performed using one-year performance. The remaining goals (approximately 12%) are based on subjective fulfillment of position duties.

Long-term Incentive - the portfolio manager is eligible for a long-term bonus that is dependent upon Advantus Capital’s strategic business objectives such as profitability, sales, etc. If long-term bonuses are granted, the bonus has a four-year vesting schedule.

Deferred Compensation - the portfolio manager has the option to defer all or part of his or her short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.

Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio and Real Estate Securities Portfolio

The portfolio managers of the Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio and Real Estate Securities Portfolio receive the following compensation:

Base Salary - the portfolio manager’s total compensation package is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.

Short-term Bonus - the portfolio manager is eligible for an annual bonus that is based on the portfolio manager’s ability to meet predetermined goals. Of the total goal, approximately 95% is based on the pre-tax investment performance versus an appropriate benchmark and peer group. In the case of a Portfolio, the appropriate benchmark is the Portfolio’s benchmark index described in the Fund’s prospectus. Appropriate peer groups are determined using applicable Lipper investment categories. Performance comparisons to the respective benchmark and peer group are performed using both one-year and three-year performance. The remaining goals (approximately 5%) are based on subjective fulfillment of position duties.

Long-term Incentive - the portfolio manager is eligible for a long-term bonus that is dependent upon Advantus Capital’s strategic business objectives such as profitability, sales, etc. If long-term bonuses are granted, the bonus has a four-year vesting schedule.

Deferred Compensation - the portfolio manager has the option to defer all or part of his or her short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.

Revenue Share - the portfolio manager is paid a percentage of revenue received for the management of assets for unaffiliated clients. Revenues received from accounts of Advantus Capital or any of its affiliates, or from Fund Portfolios, are not subject to revenue share.

INFORMATION REGARDING PORTFOLIO MANAGER - FRANKLIN

This section reflects information about the portfolio manager as of December 31, 2010.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed (1)	Assets of Other Pooled Investment Vehicles Managed (x $1 million)	Number of Other Accounts Managed	Assets of Other Accounts Managed (x $1 million)
Michael J. Hasenstab	15	55,091.2	24	63,963.9	16	2,269.7

(1)	The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the International Bond Portfolio may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the International Bond Portfolio and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the International Bond Portfolio. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the International Bond Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the International Bond Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the International Bond Portfolio may outperform the securities selected for the International Bond Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the International Bond Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Franklin and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. Franklin seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary.

Annual Bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by Franklin. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and fund shareholders. The Chief Investment Officer of Franklin and/or other officers of Franklin, with responsibility for the fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin guidelines. The following factors are generally used in determining bonuses under the plan.

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Investment Performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

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Non-Investment Performance. The more qualitative contributions of the portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional Long-Term Equity-Based Compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership Of Fund Shares. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. As of December 31, 2010, the portfolio manager of the International Bond Portfolio owns no shares in such Portfolio.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Board of Directors of the Fund and Advantus Capital have adopted policies and procedures on the Fund’s behalf to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Portfolios (the “Disclosure Policies”). The Disclosure Policies are intended to ensure compliance by Advantus Capital and the Fund with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of Advantus Capital to prevent the selective disclosure of non-public information concerning the Portfolios, except in accordance with the Disclosure Policies. Advantus Capital does not receive any compensation in return for the disclosure of information about a Portfolio’s securities or for any ongoing arrangements to make available information about a Portfolio’s securities.

The Board and Advantus Capital considered each of the circumstances under which a Portfolio’s portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. Advantus Capital and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders, on the one hand, and those of Advantus Capital and its affiliates, on the other hand. After giving due consideration to these matters and after the exercise of their fiduciary duties, Advantus Capital and the Board determined that the Portfolios have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board of Directors exercises continuing oversight of the disclosure of the portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Fund’s shareholders and those of Advantus Capital and for any waivers and exceptions made to the Disclosure Policies during the preceding quarter and determining if they were made in the best interests of Fund shareholders, (ii) reviewing, at least quarterly, any violation(s) of the Disclosure Policies during the preceding quarter, and (iii) reviewing these procedures from time to time for their continued appropriateness and amending or ratifying the Disclosure Policies as the Board of Directors deems necessary. In addition, the Board of Directors oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer of Advantus Capital and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies.

Advantus Capital and the Board of Directors reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

The Fund files complete portfolio holdings schedules for each Portfolio as required in public filings made with the SEC on a quarterly basis. In its capacity as investment adviser to the Fund, Advantus Capital personnel that deal directly with the management, processing, settlement, review, control, auditing, reporting or valuation of portfolio trades have full daily access to portfolio holdings. Below is a list that describes the circumstances in which portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC. No information concerning the portfolio holdings of the Portfolios may be disclosed to any third party except as provided below:

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Disclosure on a Delay. The Fund and Advantus Capital may publicly disclose all calendar quarter-end portfolio holdings of all Portfolios after a 60 day delay. Disclosure to consultant databases, ratings agencies and other third parties will be subject to the delay requirement unless permitted pursuant to another approved method of portfolio holdings disclosure.

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Affiliated Service Providers. Certain personnel of affiliated service providers that deal directly with internal audit, accounting, financial reporting, legal and other administrative services have full daily access to portfolio holdings. Such personnel include employees of the Fund’s administrative services agent, Minnesota Life Insurance Company, and the Fund’s underwriter, Securian Financial Services, Inc. The frequency of disclosure varies and may be as frequent as daily, with no lag.

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Unaffiliated Service Providers - Daily. Certain personnel employed by unaffiliated third party service providers have daily access to portfolio holdings information. Such personnel include (i) employees of the Fund’s accountant, State Street Bank and Trust Company, that are involved in the daily accounting and investment administration services of the Fund, (ii) employees of the Fund custodians and securities lending agents, Wells Fargo Bank Minnesota and The Bank of New York Mellon Corporation, (iii) employees of unaffiliated service providers, Bloomberg LP, FT Interactive Data, and Lehman Brothers Holdings Inc., that are involved with maintenance of computer systems used by Advantus Capital to track portfolio holdings and trading information on behalf of the Fund, and (iv) employees of the sub-adviser for the International Bond Portfolio, Franklin. The frequency of disclosure varies and may be as frequent as daily, with no lag. The Fund’s accountant, computer system provider and sub-adviser are subject to contractual duties of confidentiality regarding portfolio holdings information.

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Unaffiliated Service Providers - As Needed. Personnel of certain other unaffiliated third party service providers have access to Fund portfolio holdings information only as needed to provide services to the Fund. These service providers include (i) the Fund’s independent registered public accounting firm, KPMG LLP, (ii) the Fund’s general counsel, Dorsey & Whitney LLP, (iii) the independent legal counsel to the Fund’s independent directors, Faegre & Benson LLP, (iv) the Fund’s financial printer and EDGAR filing agent, Merrill Corporation, in connection with the printing of the Fund’s annual and semiannual reports to shareholders and the filing of the Fund’s reports on Form N-CSR and Form N-Q with the Securities and Exchange Commission, and (v) other attorneys in connection with evaluation of a potential investment or a collection of investments or in connection with seeking other legal advice which may be on behalf of the Fund, Advantus Capital or other service providers provided there is a duty of confidentiality established either by contract or by law. The frequency of disclosure varies and is provided on an as needed basis.

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Franklin - International Bond Portfolio Sub-Adviser. Franklin has adopted a policy regarding disclosure of portfolio holdings information related to the International Bond Portfolio. Pursuant to this policy, Franklin will not disclose portfolio holdings information except (i) to market counterparties and custodians as necessary in the course of sub-advising the portfolio, (ii) to legal and regulatory authorities, (iii) to Franklin lawyers and other advisers on a confidential basis, and (iv) in accordance with instructions from Advantus Capital.

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Select Broker/Dealers Related to Trading. Portfolio managers, analysts and traders may discuss portfolio holdings with various broker/dealers for purposes of trade settlement, analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of certain portfolio holdings, as well as for the purpose of assisting portfolio managers in the trading of such securities. The frequency of disclosure to select broker/dealers for trading and research purposes varies and may be as frequent as daily, with no delay.

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Consultants/Institutional Investors. Advantus Capital discloses representative account and composite “top 10 holdings,” “top 10 holdings percentages,” “buy/sell examples” and other similar breakdowns to consultants and potential institutional investors in connection with marketing investment advisory services. Composites are made up of accounts managed by Advantus Capital that are focused on a similar investment strategy and meet certain other conditions. For each composite, one account is designated as the representative account. The representative account is used to illustrate characteristics of the accounts that make up a composite. The representative account may be a Portfolio, but will not be identified by name in marketing materials. Composite information is aggregated across accounts and is not identified as held by a particular Portfolio. The information is periodically included in pitchbooks, presentations, requests for proposals and web site one pagers and is generally current as of the most recent quarter end. Advantus may upload all representative account portfolio holdings to consultant databases as of the latest quarter end.

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Disclosure of Aggregate Composite Characteristics. Aggregate composite characteristics may be made available without a delay. Examples of aggregate composite characteristics include, but are not limited to, (i) the allocation of the portfolio holdings and other investment positions among various asset classes, sectors, industries and countries, (ii) the characteristics of the components of the portfolio holdings and other investment positions, (iii) the attribution of returns by asset class, sector, industry and country, and (iv) volatility characteristics.

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Disclosure of Individual Portfolio Holdings. Certain spokespersons of Advantus Capital or the Fund may disclose or confirm the ownership of any individual holding position in materials prepared for Fund shareholders, media interviews, due diligence meetings with management, shareholders, consultants and other interested parties; provided that (i) aggregate client position size is not disclosed, (ii) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Portfolio (which can be disclosed only in accordance with the Disclosure Policies), and (iii) the information does not constitute material nonpublic information.

DISCLOSURE AS REQUIRED BY LAW. A Portfolio’s portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Portfolio shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of required disclosure include, but are not limited to, disclosure of portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit, or (iv) as required by court order. Disclosure of portfolio holdings or other investment positions by Advantus Capital or the Fund as required by applicable laws, rules and regulations must be authorized by the Chief Compliance Officer of Advantus Capital, or an authorized designee.

WAIVERS OF DISCLOSURE POLICIES. The Chief Compliance Officer of Advantus Capital oversees the Disclosure Policies on a day-to-day basis. The Chief Compliance Officer of Advantus Capital, or an authorized designee, makes decisions regarding any waiver or exception of a Disclosure Policy based on the best interests of Fund shareholders, including an analysis of any actual or potential conflicts of interest. The Chief Compliance Officer of Advantus Capital also considers whether the advance disclosure is supported by a legitimate business purpose and whether the information is subject to an independent duty not to disclose or trade on the nonpublic information. All waivers and exceptions will be disclosed to the Board of Directors at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver, and the length of the delay between the date of the information and the date on which the information is disclosed to the recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Portfolios and their shareholders, and the legitimate business purposes served by the disclosure.

ADMINISTRATIVE SERVICES

The Fund has entered into an agreement with Minnesota Life under which Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services to the Fund in exchange for a monthly fee paid by each Portfolio. Additional accounting and administrative services are performed by State Street Bank and Trust Company (see below). Under the Fund’s agreement with Minnesota Life, Minnesota Life oversees State Street’s performance of these services. During each of the last three calendar years the amounts paid by each Portfolio to Minnesota Life for these services were as follows:

Portfolio	2010	2009	2008
Bond Portfolio		$52,250	$46,426
Index 400 Mid-Cap Portfolio		38,748	34,430
Index 500 Portfolio		29,364	28,433
International Bond Portfolio		55,297	50,424
Money Market Portfolio		33,792	26,434
Mortgage Securities Portfolio		59,002	52,424
Real Estate Securities Portfolio		38,749	34,430

The Fund has also entered into separate agreements with State Street Bank and Trust Company (“State Street”) pursuant to which State Street provides daily accounting and investment administration services for the Fund’s Portfolios. Under these agreements, as amended January 1, 2008, each Portfolio pays annual accounting and administration fees equal to a specified percentage of the Portfolio’s net assets, ranging from .01% to .045% depending on the Portfolio and its level of net assets, as well as various fixed fees and charges for other services provided under the agreements. During the last three calendar years, the amounts paid by each Portfolio to State Street for these services were as follows:

Portfolio	2010	2009	2008
Bond Portfolio		$157,480	$173,867
Index 400 Mid-Cap Portfolio		63,386	67,532
Index 500 Portfolio		107,173	120,932
International Bond Portfolio		63,440	67,956
Money Market Portfolio		55,502	60,467
Mortgage Securities Portfolio		62,533	82,778
Real Estate Securities Portfolio		60,484	65,029

CODE OF ETHICS

Advantus Capital, Securian Financial and the Fund, together with the sub-adviser for the International Bond Portfolio, has each adopted a Code of Ethics in accordance with the Investment Company Act of 1940 and the rules and regulations thereunder. The private investment activities of personnel covered by the Code of Ethics are restricted in accordance with the Code’s provisions, but, subject to such provisions, personnel may invest in securities including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Fund and its Portfolios have delegated all proxy voting responsibilities to Advantus Capital. In the case of the Money Market, Index 500, Index 400 Mid-Cap and Real Estate Securities Portfolios, Advantus Capital, pursuant to the Advantus Capital Proxy Voting Policies and Procedures (the “Proxy Voting Policies”), has instructed the Portfolios’ custodian, Wells Fargo Bank, to vote proxies on behalf of the Portfolios in accordance with Wells Fargo’s Proxy Guidelines and Philosophy (the “Wells Guidelines”). Wells Fargo Bank employs Institutional Shareholder Services Inc. (“ISS”) as its proxy voting agent. ISS is responsiblefor analyzing proxies and recommending a voting position consistent with the Wells Guidelines, and separate guidelines established by ISS (the “Guidelines”). The Wells Guidelines include procedures for avoiding material conflicts of interest between the interests of the Portfolio and the interests of the Fund’s investment adviser, principal underwriter or other persons affiliated with the Fund, its investment adviser or principal underwriter. Advantus Capital monitors the proxy votes cast by Wells Fargo, including votes cast in situations presenting conflicts of interest. The Fund’s other Portfolios do not generally invest in voting securities, but proxies for any voting securities which may be held by such Portfolios are voted by Advantus Capital in accordance with the Proxy Voting Policies in a manner that is generally consistent with the Wells Guidelines. The Proxy Voting Policies for these Portfolios also include procedures for avoiding material conflicts of interest that are substantially identical to those in the Wells Guidelines. Copies of the Proxy Voting Policies, including the Wells Guidelines and ISS Guidelines, are attached as Appendix D. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request by calling, toll-free, 1-866-330-7355 or (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov. The Fund will provide this information within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

DISTRIBUTION AGREEMENT

Securian Financial Services, Inc. (“Securian Financial”) acts as the underwriter of the Funds’ shares, pursuant to a written agreement. The Board of Directors of the Fund, including a majority of the directors who are not parties to the agreement, or interested persons of any such party, last approved the Fund’s Underwriting and Distribution Agreement dated November 6, 2007 with Securian Financial (the “Distribution Agreement”) on January 27, 2011. Under the Distribution Agreement, Securian Financial does not receive any compensation for its services as principal underwriter for the Fund, except for certain fees paid pursuant to the Fund’s Rule 12b-1 Plan of Distribution. See “Payment of Certain Distribution Expenses of the Fund,” below.

The Distribution Agreement may be terminated by the Fund or Securian Financial at any time by the giving of 60 days’ written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

In the Distribution Agreement, Securian Financial undertakes to indemnify the Fund against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Fund in any way arising out of or in connection with the sale or distribution of the Fund’s shares, except to the extent that such liability is the result of information which was obtainable by Securian Financial only from persons affiliated with the Fund but not with Securian Financial.

PAYMENT OF CERTAIN DISTRIBUTION EXPENSES OF THE FUND

The Fund has adopted a Plan of Distribution (the “Plan”) relating to the payment of certain distribution and/or shareholder servicing expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, Class 2 shares and the Money Market Portfolio (Class 1 shares are not part of the Plan), pay a fee to Securian Financial, or to life insurance companies (“Insurance Companies”) whose variable insurance contracts (“Variable Contracts”) offer shares of the Fund, which, on an annual basis, is equal to .25% of each Portfolio’s average daily net assets, and is to be used to pay certain expenses incurred in connection with servicing shareholder accounts and to promote the distribution of the Fund’s shares.

The distribution fees may be used by Securian Financial for the purpose of financing any activity, which is primarily intended to result in the sale of shares of the Fund or Variable Contracts offering such shares. Distribution-related payments made under the Plan may be used for, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of Variable Contract owners or dealers and their representatives, trail commissions, and other distribution-related expenses, including a prorated portion of the overhead expenses of the Distributor or the Insurance Companies which are attributable to the distribution of the Variable Contracts. Payments under the Plan may also be used to pay Insurance Companies, dealers or others for non-distribution services, including, among other things, responding to inquiries from owners of Variable Contracts regarding the Fund, printing and mailing Fund prospectuses and other shareholder communications to existing Variable Contract owners, direct communications with Variable Contract owners regarding Fund operations and Portfolio composition and performance, furnishing personal services or such other enhanced services as the Fund or a Variable Contract owner may require, or maintaining customer accounts and records.

In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. In particular, the Plan provides that (1) with respect to each Portfolio/Class, the Plan has been adopted prior to any public offering of the voting securities of the Portfolio/Class or prior to the sale of such securities to persons who are not affiliated persons of the Fund, affiliated persons of such persons, promoters of the Fund, or affiliated persons of such promoters, or, if not so adopted, the Plan must have been approved by a vote of at least a majority of the outstanding voting securities of each such Portfolio/Class (Class 1 shares are not part of the Plan), and by a majority vote of both the full Board of Directors of the Fund and those directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to it (the Independent Directors), (2) the Plan will continue in effect from one year to another so long as its continuance is specifically approved annually by a majority vote of both the full Board of Directors and the Independent Directors, (3) the Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund or of a particular Portfolio/Class, (4) the Plan may not be amended to increase materially the amount of the fees payable thereunder unless the amendment is approved by a vote of a majority of the outstanding voting securities of the Fund, or of a particular Portfolio/Class, and all material amendments must be approved by a majority vote of both the full Board of Directors and the Independent Directors, (5) while the Plan is in effect, the selection and nomination of any new Independent Directors is committed to the discretion of the Independent Directors then in office, and (6) the Fund’s underwriter, the Insurance Companies or others will prepare and furnish to the Board of Directors, and the Board of Directors will review, at least quarterly, written reports which set forth the amounts expended under the Plan and the purposes for which those expenditures were made.

Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company’s Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company’s disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Directors meeting held January 27, 2011, the Board of Directors of the Fund so concluded.

During the fiscal year ended December 31, 2010, each Portfolio or each Class of a Portfolio covered by the Plan of Distribution paid the following amount to Securian Financial in accordance with the Plan:

Portfolio / Class	Amount Paid
Bond - Class 2 shares
Index 400 Mid-Cap - Class 2 shares
Index 500 - Class 2 shares
International Bond - Class 2 shares
Money Market
Mortgage Securities - Class 2 shares
Real Estate Securities - Class 2 shares

(a)	Effective October 29, 2009 Securian Fiancial Services, Inc. agreed to waive, reimburse or pay the Money Market Portfolio’s Rule 12b-1 distribution expenses so that the Portfolio’s daily net investment income does not fall below zero (see “Money Market Portfolio - Net Investment Income Maintenance Agreement” above). As of December 31, 2010 the amount waived totaled $ . The total Rule 12b-1 distribution expenses shown above are net of the amount waived.

In accordance with the Plan of Distribution, Securian Financial has entered into separate Fund Shareholder Services Agreements with Minnesota Life Insurance Company (Minnesota Life), dated November 6, 2007 and Securian Life Insurance Company (Securian Life), dated November 6, 2007 (Securian Life is an affiliate of Minnesota Life). Each of these Agreements provides that Minnesota Life or Securian Life will provide to the Fund, on behalf of Securian Financial, distribution and non-distribution related services, of the type described above. Securian Financial agrees to pay Minnesota Life or Securian Life an amount equal, on an annual basis, to 0.25% of the average combined daily net assets of all the designated Portfolios of the Fund which are attributable to the Contracts issued by Minnesota Life or Securian Life, respectively, and are a part of the Plan of Distribution. These Agreements were last approved by a vote of the Board of Directors, including a majority of the Independent Directors, on January 27, 2011.

The Plan of Distribution could be construed as a “compensation plan” because Securian Financial is paid a fixed fee and is given discretion concerning what expenses are payable under the Plan of Distribution. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. Securian Financial may spend more or less for the distribution and promotion of the Fund’s shares than it receives as distribution fees pursuant to the Plan of Distribution for the Portfolios covered by the Plan. However, to the extent fees received exceed expenses, including indirect expense such as overhead, Securian Financial could be said to have received a profit.

CUSTODIANS

The assets of each Portfolio of the Fund are held in custody by an independent custodian pursuant to a custodian agreement approved by the Fund’s Board of Directors.

Wells Fargo Bank Minnesota, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, is the custodian for the Money Market, Index 500, Index 400 Mid-Cap and Real Estate Securities Portfolios.

The Bank of New York Mellon Corporation, One Mellon Center, Pittsburgh, Pennsylvania 15258, is the custodian for the Bond, Mortgage and International Bond Portfolios.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, acts as the Fund’s independent registered public accounting firm and provides audit services to the Fund, including audits of the Fund’s annual financial statements.

LEGAL COUNSEL

The Fund’s general counsel is Dorsey & Whitney LLP. The firm of Faegre & Benson LLP serves as independent legal counsel to the Fund’s independent directors.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

INVESTMENT ADVISER

The Adviser selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Portfolios of the Fund, except for those Portfolios which have entered into sub-advisory agreements. The primary criteria for the selection of a broker is the ability of the broker, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, the Adviser considers the quality and expertise of that brokerage and any research services (as defined in the Securities Exchange Act of 1934), and generally the Fund pays higher than the lowest commission rates available. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for the Adviser, the Fund enables the Adviser to supplement its own investment research activities and allows the Adviser to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other brokers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions.

There is no formula for the allocation by the Advisers of the Fund’s brokerage business to any broker-dealers for brokerage and research services. However, the Adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

To the extent research services are used by the Adviser in rendering investment advice to the Fund, such services would tend to reduce the Adviser’s expenses. However, the Adviser does not believe that an exact dollar amount can be assigned to these services. Research services received by the Adviser from brokers or dealers executing transactions for the Fund will be available also for the benefit of other portfolios managed by the Adviser, and conversely, research services received by the Adviser in respect of transactions for such other portfolios will be available for the benefit of the Fund.

During the fiscal years ended December 31, 2010, 2009 and 2008, brokerage commissions paid were:

	Brokerage Commissions Paid
Portfolio	2010	2009	2008
Bond Portfolio		$11,991	$35,105
Index 400 Mid-Cap Portfolio		19,379	53,985
Index 500 Portfolio		23,925	59,200
International Bond Portfolio		—	1,053
Money Market Portfolio		—	—
Mortgage Securities Portfolio		1,939	11,147
Real Estate Securities Portfolio		319,625	145,589

Most transactions in money market instruments will be purchases from issuers of or dealers in money market instruments acting as principal. There usually will be no brokerage commissions paid by the Fund for such purchases since securities will be purchased on a net price basis. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which will reflect a fee paid to the underwriter.

The Fund will not execute portfolio transactions through any affiliate, except as described below. The Adviser believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefits accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

Consistent with achieving best execution, the Fund may participate in so-called “directed brokerage” (or “Commission recapture”) programs, under which brokers (or dealers) used by the Fund remit a portion of brokerage commissions (or credits on fixed income transactions) to the particular Portfolio from which they were generated. Subject to oversight by the Fund’s Board of Directors, either the Adviser or the sub-adviser, if any, is responsible for the selection of brokers or dealers and for ensuring that a Portfolio receives best price and execution in connection with its portfolio brokerage transactions. Participation in such programs may increase Portfolio returns.

In addition to providing investment management services to the Fund, Advantus Capital provides investment advisory services for insurance companies, including Minnesota Life and its affiliated life insurance companies and certain associated separate accounts. It also provides investment advisory services to qualified pension and profit sharing plans, corporations, partnerships, investment companies and various private accounts. Frequently, investments deemed advisable for the Fund are also deemed advisable for one or more of such accounts, so that Advantus Capital may decide to purchase or sell the same security at or about the same time for both the Fund and one of those accounts. In such circumstances, orders for a purchase or sale of the same security for one or more of those accounts may be combined with an order for the Fund, in which event the transactions will be averaged as to price and normally allocated as nearly as practicable in proportion to the amounts desired to be purchased or sold for each account. While in some instances combined orders could adversely affect the price or volume of a security, it is believed that the Fund’s participation in such transactions on balance will produce better net results for the Fund.

The Fund’s acquisition during the fiscal year ended December 31, 2010, of securities of its regular brokers or dealers or of the parent of those brokers or dealers that derive more than 15 percent of gross revenue from securities-related activities is presented below:

Name of Issuer	Value of Securities Owned in the Portfolios at End of Fiscal Year

SUB-ADVISER - INTERNATIONAL BOND PORTFOLIO

Since most purchases by the International Bond Portfolio (the “Portfolio”) are principal transactions at net prices, it incurs little or no brokerage costs. The Portfolio deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Portfolio seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services Franklin receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows Franklin to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce Franklin’s research activities in providing investment advice to the Portfolio.

As long as it is lawful and appropriate to do so, Franklin and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (“Distributors”) is a member of the Financial Industry Regulatory Authority, it may sometimes receive certain fees when the Portfolio tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Portfolio, any portfolio securities tendered by the Portfolio will be tendered through Distributors if it is legally permissible to do so. In turn, the next sub-advisory fee payable to Franklin will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender, and the advisory fee the Portfolio pays Advantus Capital will be reduced by the same amount.

If purchases or sales of securities of the Portfolio and one or more other investment companies or clients supervised by Franklin are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Franklin, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Portfolio is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are currently offered continuously at prices equal to the respective net asset values of the Portfolios only to Minnesota Life, and to certain of its life insurance affiliates, in connection with its variable life insurance policies and variable annuity contracts. Securian Financial serves as the Fund’s underwriter. It is possible that at some later date the Fund may offer its shares to other investors and it reserves the right to do so.

Shares of the Fund are sold and redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

FUND SHARES AND VOTING RIGHTS

The authorized capital of the Fund consists of one trillion shares of capital stock with a par value of $.01 per share; with authorized shares of 100,000,000,000 allocated to each Portfolio and with authorized shares of 10,000,000,000 allocated to each class (Class 1 and Class 2) of the following Portfolios: Bond, Index 400 Mid-Cap, Index 500, International Bond, Mortgage Securities, and Real Estate Securities. The remaining shares may be allocated by the Board of Directors to any new or existing Portfolios.

All shares of all Portfolios have equal voting rights, except that only shares of a particular Portfolio are entitled to vote certain matters pertaining only to that Portfolio. Pursuant to the Investment Company Act of 1940 (as amended) and the rules and regulations thereunder, certain matters approved by a vote of all Fund shareholders may not be binding on a Portfolio whose shareholders have not approved such matter.

Each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangements pertaining to that class of shares. Further, each class of shares has separate voting rights on any other matter submitted to shareholders in which the interests of a class of shareholders differ from the interests of the holders of any other class of shares and to the extent required by the articles of incorporation and bylaws of Advantus Series Fund, Inc., the Minnesota Business Corporation Act, and the 1940 Act.

Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Portfolio/Class and in net assets of such Portfolio/Class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Portfolio/Class, when issued, are fully paid and non-assessable, have no preemptive, conversion, or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights, which means that the holders of more than half of the Fund shares voting for election of directors can elect all of the directors if they so choose. In such event, the holders of the remaining shares would not be able to elect any directors.

The Fund will not hold periodically scheduled shareholder meetings. Minnesota corporate law does not require an annual meeting. Instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of a Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of the Fund. A special meeting may also be called at any time by the chief executive officer, two or more directors, or a shareholder or shareholders holding ten percent of the voting shares of the Fund. At a meeting, called for the purpose, shareholders may remove any director by a vote of two-thirds of the outstanding shares. Additionally, the Investment Company Act of 1940 requires shareholder votes for all amendments to fundamental investment policies and restrictions, and for all investment advisory contracts and amendments thereto.

Because of the pass-through voting structure of variable insurance contracts, the owners of the variable annuity contracts and variable life insurance policies (“Contract owners”) who invest in the Fund are entitled to provide voting instructions to Minnesota Life and any other insurance company with regard to Fund shares held in insurance company separate account(s) on behalf of such Contract owners. Minnesota Life is required by law to request voting instructions from Contract owners with respect to such shares and must vote shares in accordance with the instructions received. In addition, with respect to shares for which no voting instructions are received, Minnesota Life must vote such shares in proportion to the shares for which voting instructions are received. As a result, a small number of voting Contract owners may be able to control the Fund.

PRINCIPAL SHAREHOLDERS

The officers and directors of the Fund cannot directly own shares of the Portfolios, but may own shares indirectly by purchasing a variable life insurance policy or variable annuity contract through Minnesota Life or another participating life insurance company. As a result, such officers and directors as a group own less than 1% of the outstanding shares of each Portfolio.

No shareholder owns 5% or more of the outstanding shares of any Portfolio except as set forth below. As of March 31, 2011, all of the outstanding shares of each Portfolio were owned by Minnesota Life Insurance Company and its life insurance affiliates, 400 Robert Street North, St. Paul, Minnesota 55101-2098, in the following amounts:

Name of Portfolio	Number of Shares Owned	Percent Owned
Bond — Class 1		100%
Bond — Class 2		100%
Index 400 Mid-Cap — Class 1		100%
Index 400 Mid-Cap — Class 2		100%
Index 500 — Class 1		100%
Index 500 — Class 2		100%
International Bond — Class 1		100%
International Bond — Class 2		100%
Money Market		100%
Mortgage Securities — Class 1		100%
Mortgage Securities — Class 2		100%
Real Estate Securities — Class 1		100%
Real Estate Securities — Class 2		100%

NET ASSET VALUE

The net asset value of the shares of the Portfolios is computed once daily, and, in the case of Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of such Fund’s portfolio securities will not materially affect the current net asset value of such Fund’s shares, (ii) days during which no such Fund’s shares are tendered for redemption and no order to purchase or sell such Fund’s shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The net asset value per share of each

Portfolio is computed by adding the sum of the value of the securities held by that Portfolio plus any cash or other assets that it holds, subtracting all of its liabilities, and dividing the result by the total number of shares outstanding in that Portfolio at that time. Expenses, including the investment advisory fee payable to Advantus Capital, are accrued daily. Net asset value per share is computed separately by Class for each Portfolio offered in two classes. Because different expenses are applicable to Class 1 and Class 2 shares, the net asset value per share of Class 1 shares of a Portfolio generally will not be the same as the net asset value per share of Class 2 of the same Portfolio.

Securities, except securities held by the Money Market Portfolio, including put and call options, which are traded over-the-counter and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the date of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or in the absence of such a price, the most recent quoted bid price. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Advantus Capital Valuation Committee under the supervision of the Board of Directors and in accordance with Board-approved valuation policies and procedures. Other assets also are valued at fair value as determined in good faith by the Board of Directors. A Portfolio’s investments will also be valued at fair value by the Pricing Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (for example, a foreign exchange or market) and before the time the Portfolio’s share price is calculated. Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Portfolio would have received if it had sold the investment. Debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market, except that debt obligations with remaining maturities of sixty days or less held by the International Bond Portfolio may be valued at their amortized cost, which approximates market value.

All instruments held by the Money Market Portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of an instrument in the Portfolio, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed by dividing the annualized daily income of the Portfolio by the net asset value computed as described above may tend to be higher than a like computation made by a portfolio with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

The Money Market Portfolio values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Pursuant to Rule 2a-7, the Board of Directors of the Fund has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Money Market Portfolio and its shareholders to maintain a stable net asset value per share for such Portfolio of a constant $ 1.00 per share by virtue of the amortized cost method of valuation. The Money Market Portfolio will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to the Portfolio’s shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio’s investment objective, to stabilize the Portfolio’s net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per-share calculated using available market quotations from the Portfolio’s amortized cost price per-share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board’s review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include reverse share splits, redemptions in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

Rule 2a-7 further requires that the Money Market Portfolio’s investments be limited to securities that mature within 397 calendar days or less from the date of purchase in the case of securities in the NRSROs’ highest short-term rating categories, and that mature in 45 calendar days or less from the date of purchase in the case of securities in the NRSROs’ second highest short-term rating categories. Money Market Portfolio must maintain an average weighted maturity of 60 days or less and a weighted average life of 120 days or less.

Money Market Portfolio must also hold at least 10% of its total assets in “daily liquid assets” and at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets are limited to cash, direct obligations of the U.S. Government, and other securities payable within one business day. Weekly liquid securities are limited to cash, direct obligations of the U.S. Government, direct discount obligations of federal government agencies and government-sponsored enterprises with a remaining maturity date of 60 days or less from the date of purchase, and other securities payable within 5 business days. In addition, Money Market Portfolio is required to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions. This general liquidity obligation may require Money Market Portfolio to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements described above.

Rule 2a-7 also requires, among other things, that the Money Market Portfolio may not invest (a) more than 3% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1 and (b) more than one-half of 1% of its total assets in Second Tier Securities of any one issuer. The present practice is not to purchase any Second Tier Securities.

PERFORMANCE DATA

CURRENT YIELD FIGURES FOR MONEY MARKET PORTFOLIO

Current annualized yield quotations for the Money Market Portfolio are based on the Portfolio’s net investment income for a seven-day or other specified period and exclude any realized or unrealized gains or losses on portfolio securities. Current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of the specified period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares purchased with dividends from the original share in the account during the specified period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period. The Fund may also quote the effective yield of the Money Market Portfolio for a seven-day or other specified period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis.

The yield figures published for the Money Market Portfolio will reflect any waiver, reimbursement or payment of such Portfolio’s expenses by Advantus Capital or Securian Financial pursuant to the Amended and Restated Net Investment Income Maintenance Agreement described above under “Investment Advisory and Other Services - Money Market Portfolio - Net Investment Income Maintenance Agreement.” Purchasers of variable contracts issued by Minnesota Life and its life insurance affiliates should recognize that the yield on the assets relating to such a contract which are invested in shares of the Money Market Portfolio would be lower than the Money Market Portfolio’s yield for the same period since contract-related charges assessed against such assets are not reflected in the Portfolio’s yield. The current yield and effective yield of the Money Market Portfolio for the seven-day period ended December 31, 2010 were             % and             %, respectively.

CURRENT YIELD FIGURES FOR OTHER PORTFOLIOS

Yield quotations for Portfolios other than the Money Market Portfolio are determined by dividing the Portfolio’s net investment income per share for a 30-day period, excluding realized or unrealized gains or losses, by the net asset value per share on the last day of the period. In computing net investment income dividends are accrued daily based on the stated dividend rate of each dividend-paying security, and interest reflects an amortization of discount or premium on debt obligations (other than installment debt obligations) based upon the market value of each obligation on the last day of the preceding 30-day period. Undeclared earned income (net investment income which at the end of the base period has not been declared as a dividend but is expected to be declared shortly thereafter) is subtracted from the net asset value per share on the last day of the period. An annualized yield figure is determined under a formula which assumes that the net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the 30-day period ended December 31, 2010, the yields of the Class 1 and Class 2 shares of each of the Portfolios other than Money Market Portfolio are shown in the table below.

With respect to each such Portfolio, both classes of shares will be invested in the same portfolio of securities and will have substantially similar yields and returns, differing only to the extent that the classes do not have the same expenses. Because Class 2 is subject to a 0.25% 12b-1 distribution fee that is not charged to Class 1, the yields and returns for Class 1 of each Portfolio will be somewhat greater than the yields shown for Class 2.

Portfolio	Yield Class 1	Yield Class 2
Bond Portfolio
Index 400 Mid-Cap Portfolio	N/A	N/A
Index 500 Portfolio	N/A	N/A
International Bond Portfolio	N/A	N/A
Mortgage Securities Portfolio
Real Estate Securities Portfolio

TOTAL RETURN FIGURES FOR ALL PORTFOLIOS

Cumulative total return quotations for the Portfolios represent the total return for the period since shares of the Portfolio became available for sale pursuant to the Fund’s registration statement. Cumulative total return is equal to the percentage change between the net asset value of a hypothetical $1,000 investment at the beginning of the period and the net asset value of that same investment at the end of the period with dividend and capital gain distributions treated as reinvested.

In addition, yield quotations for Portfolios other than the Money Market Portfolio, and quotations of cumulative total return for all Portfolios, will be accompanied by average annual total return figures for one-year, five-year and ten-year periods, or for the period since shares of the Portfolio became available pursuant to the Fund’s registration statement. Average annual total return figures are the average annual compounded rates of return required for an account with an initial investment of $1,000 to equal the redemption value of the account at the end of the period.

EFFECT OF EXPENSE WAIVERS. The total return figures published for the Money Market Portfolio will reflect any waiver, reimbursement or payment of such Portfolio’s expenses by Advantus Capital or Securian Financial pursuant to the Amended and Restated Net Investment Income Maintenance Agreement described above under “Investment Advisory and Other Services - Money Market Portfolio - Net Investment Income Maintenance Agreement.” In addition, certain total return figures for Money Market Portfolio and Class 2 shares of other Portfolios will, where applicable, reflect the voluntary absorption of certain Fund expenses by Advantus Capital or Minnesota Life during certain prior periods. The figures in parentheses in the tables below show what cumulative total returns and average annual total returns would have been during the specified periods had Advantus Capital and Minnesota Life not absorbed such expenses.

CUMULATIVE TOTAL RETURN. The cumulative total returns for the Portfolios for the specified periods ended December 31, 2010 are shown in the table below.

	From Inception to 12/31/10 Class 1	Date of Inception Class 1	From Inception to 12/31/10 Money Market and Class 2	Date of Inception Money Market and Class 2
Bond Portfolio		2/11/08		12/3/85
Index 400 Mid-Cap Portfolio		2/11/08		10/1/97
Index 500 Portfolio		2/11/08		5/1/87
International Bond Portfolio		2/11/08		10/1/97
Money Market Portfolio	N/A	N/A		12/3/85
Mortgage Securities Portfolio		2/11/08		5/1/87
Real Estate Securities Portfolio		2/11/08		5/1/98

AVERAGE ANNUAL TOTAL RETURNS. The average annual rates of return for the Portfolios for the specified periods ended December 31, 2010 are shown in the table below.

Class 1 Shares
	Year Ended 12/31/10	From Inception to 12/31/10	Date of Inception
Bond Portfolio			2/11/08

Index 400 Mid-Cap Portfolio			2/11/08
Index 500 Portfolio			2/11/08
International Bond Portfolio			2/11/08
Mortgage Securities Portfolio	N/A	N/A	2/11/08
Real Estate Securities Portfolio			2/11/08

Money Market Portfolio and Class 2 Shares of Other Portfolios
	Year Ended 12/31/10	Five Years Ended 12/31/10	Ten Years Ended 12/31/10
Bond Portfolio
Index 400 Mid-Cap Portfolio
Index 500 Portfolio
International Bond Portfolio
Money Market Portfolio
Mortgage Securities Portfolio
Real Estate Securities Portfolio

Purchasers of variable contracts issued by Minnesota Life or other life insurance companies should recognize that the yield, cumulative total return and average annual total return on the assets relating to such a contract which are invested in shares of any of the above Portfolios would be lower than the yield, cumulative total return and average annual total return of such Portfolio for the same period since charges assessed by the life insurance companies against such assets are not reflected in the Portfolios’ quotations.

TAXES

The Fund and each Portfolio qualified for the year ended December 31, 2010, and intends to continue to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code, as amended (the “Code”). Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes. If each Portfolio of the Fund qualifies as a “regulated investment company” and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both ordinary income and capital gain) from federal income tax, each Portfolio of the Fund will be relieved of such tax on the amounts distributed.

To qualify for treatment as a regulated investment company, each Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest payments with respect to securities, and gains (without deduction for losses) from the sale or other disposition of securities.

Each Portfolio of the Fund with outstanding shares which were purchased to provide the Portfolio’s initial capital (in an amount in excess of that specified in the Code) and which are not attributable to any of the contracts is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. Currently, only the Index 400 Mid-Cap Portfolio, International Bond Portfolio and Real Estate Securities Portfolio are subject to these distribution requirements. In order to avoid the imposition of this excise tax, each Portfolio generally must declare dividends by the end of a calendar year representing 98 percent of that Portfolio’s ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

The foregoing is a general summary of applicable provisions of the Code and Treasury Regulations now in effect and as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as current interpretations thereof, may be changed at any time by legislative, judicial or administrative action.

As the sole shareholders of the Fund will be Minnesota Life, Securian Life and their respective separate accounts, this statement does not discuss federal income tax consequences to the shareholder. For tax information with respect to an owner of a contract issued in connection with the separate accounts, see the Prospectus for those contracts.

THE STANDARD & POOR’S LICENSE

Standard & Poor’s (“S&P”) is a division of the McGraw-Hill Companies, Inc. S&P has trademark rights to the marks “Standard & Poor’s(R),” “S&P(R),” “S&P 500(R), “S&P 400(R),” “Standard & Poor’s 500,” “Standard & Poor’s MidCap 400,” and “500” and has licensed the use of such marks by the Fund, the Index 500 Portfolio and the Index 400 Mid-Cap Portfolio.

The Index 500 Portfolio and the Index 400 Mid-Cap Portfolio (collectively, the “Portfolios”) are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Portfolios particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P’s only relationship to the Portfolios is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the

S&P MidCap 400 Index which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Portfolios or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the net asset value or public offering price of the Portfolios nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolios.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN, NOR DOES S&P HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE PORTFOLIOS, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

The Fund’s financial statements for the year ended December 31, 2010, including the financial highlights for each of the respective periods presented, appearing in the Fund’s Annual Report to Shareholders, and the report thereon of the Fund’s independent registered public accounting firm, KPMG LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information.

APPENDIX A - MORTGAGE-RELATED SECURITIES

Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor’s monthly payments to his lending institution are “passed-through” to investors such as the Fund. Most insurers or services provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.

UNDERLYING MORTGAGES

Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. Some of these loans are made to purchasers of mobile homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool buy may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY

Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placements, in which case only a limited secondary market exists, and the security is considered illiquid.

AVERAGE LIFE

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

A-1

As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

YIELD CALCULATIONS

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates and the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

A-2

APPENDIX B - BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

Moody’s Investors Service, Inc. describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

AAA. Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated “BB” has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B. Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

Standard & Poor’s Corporation applies indicators “+”, no character, and “-” to the above rating categories. The indicators show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. Among the factors considered by Moody’s Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

The rating A-1 is the highest rating assigned by Standard & Poor’s Corporation to commercial paper which is considered by Standard & Poor’s Corporation to have the following characteristics:

Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

APPENDIX C - FUTURES CONTRACTS

EXAMPLE OF FUTURES CONTRACT SALE

The Fund would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund’s portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds (“Treasury bonds”). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.

In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.

The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.

EXAMPLE OF FUTURES CONTRACT PURCHASE

The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.

For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.

Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.

The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

In each transaction, nominal transaction expenses would also be incurred.

TAX TREATMENT

The amount of any gain or loss realized by the Fund on closing out a futures contract may result in a capital gain or loss for federal income tax purposes. Generally, futures contracts held by the Fund at the close of the Fund’s taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year. Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60 percent of such gain or loss will be treated as long-term capital gain or loss. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of these futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contract. Notwithstanding the rules described above, with respect to futures contracts which are part of futures contract sales, and in certain other situations, the Fund may make an election which may have the effect of exempting all or a part of those identified future contracts from being treated for federal income tax purposes as sold on the last business day of the Fund’s taxable year; all or part of any gain or loss otherwise realized by the Fund on any closing transaction may be deferred until all of the Fund’s positions with respect to the futures contract sales are closed; and, all or part of any gain or loss may be treated as short-term capital gain or loss.

Under the Federal income tax provisions applicable to regulated investment companies, at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of securities (“qualifying income”). Under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may include gains from forward contracts in determining qualifying income. In addition, in order that the Fund continue to qualify as a regulated investment company for Federal income tax purposes, less than 30% of its gross income for any year must be derived from gains realized on the sale or other disposition of securities held by the Fund for less than three months. For this purpose, the Fund will treat gains realized on the closing out of futures contracts as gains derived from the sale of securities. This treatment could, under certain circumstances, require the Fund to defer the closing out of futures contracts until after three months from the date the fund acquired the contracts, even if it would be more advantageous to close out the contracts prior to that time. However, under the Code, a special rule is provided with respect to certain hedging transactions which has the effect of allowing the Fund to engage in such short-term transactions in limited circumstances. Any gains realized by the Fund as a result of the constructive sales of futures contacts held by the Fund at the end of its taxable year, as described in the preceding paragraph, will in all instances be treated as derived from the sale of securities held for three months or more, regardless of the actual period for which the Fund has held the futures contracts at the end of the year.

APPENDIX D

ADVANTUS CAPITAL MANAGEMENT, INC.

COMPLIANCE POLICIES AND PROCEDURES

PROXY VOTING POLICIES AND PROCEDURES

PURPOSE

The purpose of this proxy voting policy and procedure is to set forth the principles, guidelines and procedures by which Advantus Capital Management, Inc. (“Advantus”) votes the proxies for the securities owned by its clients for which Advantus exercises voting authority and discretion (the “Proxies”). The procedure has been designed to ensure the Proxies are voted in the best interest of the clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 and the Investment Company Act of 1940. These policies and procedures do not apply to any client that explicitly retains authority and discretion to vote its own proxies or delegated such authority and discretion to a third party. Advantus takes no responsibility for the voting of any proxies on behalf of such clients. For those clients that delegate such authority and discretion to Advantus, this policy and procedure apply equally to registered investment companies and client accounts. Advantus has adopted different procedures that reflect the unique nature of its types of clients and contractual relationships that those clients may or may not have with custodians. It should be noted that Advantus has hired certain sub-advisers to manage assets for certain clients. In most of the sub-advisory agreements the sub-adviser has accepted the duty and responsibility to vote proxies for client accounts (“Sub-Adviser Proxy Delegation”). Advantus shall have no responsibility for voting proxies in these cases, but shall review the sub-adviser’s proxy voting policies and procedures as part of the annual oversight of the sub-adviser. In addition certain clients may provide Advantus with proxy voting guidelines and procedures (“Client Directed Guidelines”). In such cases Advantus will follow the Client Directed Proxy Guidelines in voting proxies.

POLICY

As an investment manager, it is Advantus’ responsibility to vote Proxies solely in the best interests of the clients to whom it has a fiduciary responsibility. Advantus has certain clients who have retained Wells Fargo Bank as their custodian, to whom Advantus and the client have delegated the responsibility to vote Proxies. For other clients, including clients for whom Advantus acts as sub-adviser, Advantus has been delegated the responsibility for voting proxies. Accordingly, Advantus has adopted separate procedures for these portfolios to reflect that Advantus is making proxy voting decisions directly for these portfolios. In reviewing a Proxy on a particular matter where Advantus has the responsibility to vote proxies, Advantus will endeavor to maintain consistency among the votes of all clients for which Advantus is responsible, but in all cases Advantus will make the decision that is in the best interests of the clients, but consistent with Client Directed Guidelines.

The role of shareholders in corporate governance is typically limited. A majority of decisions regarding operations of the business of a corporation should be left to management’s discretion. It is Advantus’ policy that the shareholder should become involved with these matters only when management has failed and the corporation’s performance has suffered or to protect the rights of shareholders to take action.

ADVANTUS CAPITAL MANAGEMENT, INC.

COMPLIANCE POLICIES AND PROCEDURES

PROXY VOTING POLICIES AND PROCEDURES

The guiding principle by which Advantus votes on all matters submitted to security holders is the maximization of the ultimate economic value of the securities held by its clients. This involves not only the immediate impact of each proposal but other considerations with respect to the security of the shareholders’ investments over the long term.

It is the general policy of Advantus to vote on all matters presented to security holders in any Proxy, but Advantus reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of Advantus, the costs associated with voting such Proxy outweigh the benefits to clients or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients, in the judgment of Advantus. There may be situations in which Advantus cannot vote Proxies. For example, Advantus may not be given enough time to process the vote. Advantus, through no fault of their own, may receive a meeting notice from the company too late. In addition, if Advantus has outstanding sell orders, the Proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Advantus may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, Advantus ultimately may decide not to vote those shares.

The proxy voting guidelines attached hereto as Appendices A-1 to A-3 to Exhibit I (the “Advantus Guidelines”) state the general view and typical vote of Advantus with respect to the issues listed therein. However, these guidelines are just that - guidelines; they are not strict rules that must be obeyed in all cases. Advantus may vote shares contrary to the position indicated by the guidelines if such a vote is in the client’s best interests. To the extent that the Advantus Guidelines refer to materials provided by RiskMetrics to which Advantus does not have access, the Advantus portfolio manager shall vote the proxy in the best interests of the clients as determined by the portfolio manager.

PROCEDURE

I.	ACCOUNTS WHERE ADVANTUS IS THE ADVISER AND WELLS FARGO IS THE CUSTODIAN

For all portfolios, including portfolios of the Advantus Series Fund, where Advantus manages the portfolios directly (i.e. those portfolios for which there is no sub-adviser) and where Wells Fargo Bank has been named the custodian for the client, Advantus has delegated the authority to vote Proxies on behalf of the client to Wells Fargo Bank. Proxies are directly sent to Wells Fargo Bank. Wells Fargo Bank votes the Proxies according to the Wells Fargo Bank Proxy Voting Policies and Procedures attached hereto as Exhibit I (“Wells Fargo Proxy Guidelines”). Wells Fargo Bank employs Risk Metrics as its proxy voting agent. Risk Metrics is responsible for analyzing Proxies and recommending a voting position consistent with the Wells Fargo Proxy Guidelines.

ADVANTUS CAPITAL MANAGEMENT, INC.

COMPLIANCE POLICIES AND PROCEDURES

PROXY VOTING POLICIES AND PROCEDURES

II.	ALL OTHER PORTFOLIOS FOR WHICH ADVANTUS ACTS AS ADVISER OR SUB-ADVISER

For all other portfolios for which Advantus is the investment adviser or sub-adviser and where proxy voting has been delegated to Advantus, and except in the cases where there is Sub-adviser Proxy Delegation or Client Directed Guidelines, Advantus will vote Proxies according to the Advantus Guidelines. Advantus will endeavor to cast votes for these client portfolios in a manner consistent with Wells Fargo Proxy Guidelines, but in all cases Advantus will vote the Proxies as Advantus determines to be in the best interests of the client. Upon receipt of the proxy voting information from the Client’s custodian, Advantus will vote the Proxy and, if requested by the client, finally return a copy of each such Proxy vote to the client for their record keeping purposes.

Advantus’ relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the proxy, their knowledge of the company and any other information readily available and determined to be relevant to the decision

III.	ADVANTUS INVESTMENT POLICY COMMITTEE

Advantus has an Investment Policy Committee, which is responsible for overseeing the Proxy Voting Policies and Procedures, modifying the Proxy Voting Policies and Procedures from time to time, and monitoring voting decisions to avoid and resolve any conflicts of interests as set forth herein. The Investment Policy Committee will provide an oversight role to ensure that material conflicts of interest are avoided between the interests of the client on the one hand and the investment adviser on the other. Advantus shall have no responsibility for identifying conflicts of custodian banks or sub-advisers except as explicitly set forth herein. The Investment Policy Committee on a periodic basis will request from Wells Fargo all potential conflicts of interest encountered in their proxy voting process and will review accordingly for conflicts of interest.

IV.	REQUESTS FOR PROXY VOTING POLICIES OR PROXY VOTING RECORDS

A.	If an Advantus Series Fund shareholder has requested a copy of the Advantus Series Fund proxy voting policies and procedures or proxy voting record, the compliance department will work with the appropriate life insurance and/or annuity department of Minnesota Life to provide a copy to the shareholder within three business days.

ADVANTUS CAPITAL MANAGEMENT, INC.

COMPLIANCE POLICIES AND PROCEDURES

PROXY VOTING POLICIES AND PROCEDURES

B.	If any other client or shareholder has requested a copy of Advantus’ proxy voting policies and procedures or the proxy voting record, the compliance department will provide a copy to such person within three business days.

V.	CONFLICTS OF INTEREST AND GUIDELINE OVERRIDES

All conflicts of interest will be resolved in the interests of Advantus clients.

To identify conflicts of interest in proxy voting for clients whose Proxies are voted by Wells Fargo Bank, Advantus will annually request from Wells Fargo Banka disclosure about potential conflicts of interest encountered in their proxy voting process and a report of such disclosure shall be made to the Investment Policy Committee.

If an Advantus portfolio manager believes that a vote cast in accordance with the guidelines would not be in the best interest of the client, the portfolio manager will inform the Advantus compliance department of why the vote should be cast in a manner different from the applicable guidelines, and will also inform the compliance officer of any matter which has or may give rise to a conflict of interest on the part of the portfolio manager or Advantus. In such instances, the compliance department will make a determination whether a potential conflict of interest is presented. If the compliance department makes a determination that there is a potential conflict of interest, the matter will be brought before the Investment Policy Committee of Advantus to make a determination as to how to proceed. The Investment Policy Committee will make a final determination as to whether there is a material conflict of interest for which special steps should be taken. The steps that may be considered include but are not limited to: (i) follow the prescribed Wells Fargo Proxy Guidelines or the Advantus Proxy Guidelines, (ii) delegate the decision to a third party, (iii) have the client vote its own proxy, (iv) disclose the conflict to the client, or (v) defer to the voting recommendation of the client. The Proxy will be handled in the manner authorized by the Investment Policy Committee.

VI.	RECORDKEEPING

Advantus or its designee maintains a record of all proxy voting decisions and votes cast to the extent required by applicable law and regulations. These Proxy Voting Policies and Procedures are subject to change upon approval by Advantus without notice.

ADVANTUS CAPITAL MANAGEMENT, INC.

COMPLIANCE POLICIES AND PROCEDURES

PROXY VOTING POLICIES AND PROCEDURES

VII.	CERTAIN RESPONSIBILITIES FOR ADVANTUS SERIES FUND, INC.

Under the Proxy Voting Procedure adopted by ASF certain additional responsibilities have been delegated to Advantus. Advantus will perform such duties in the manner set forth in such procedure.

Exhibits:

Exhibit I – Wells Fargo Proxy Voting Policies and Procedures dated February, 2009

Appendix A-1 – RiskMetrics Group 2010 U.S. Corporate Governance Policy (2010 Updates dated November 19, 2009

Appendix A-2 – RiskMetrics Group 2010 International Proxy Voting Guidelines Summary dated December 31, 2009

Appendix A-3 – RiskMatrics Group 2010 Canadian Corporate Governance Policy (2010 Updates) dated November 19, 2009

Written By: Vicki Bailey

Last Reviewed By: Vicki Bailey, July and October, 2010

Compliance Procedure Effective Date: October 1, 2004

Version: 2010-1

Business Owner: Lisa Glaus, Joe Betlej, Michelle Healy (Wells Fargo contact)

Training: Portfolio managers, equity traders and operations staff involved in proxy voting

WELLS FARGO BANK

PROXY VOTING POLICIES AND PROCEDURES

1.	Scope of Policies and Procedures. These Proxy Voting Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held in accounts managed by Wells Fargo Bank and whose voting authority has been delegated to Wells Fargo Bank. Wells Fargo Bank believes that the Procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of clients, in accordance with its fiduciary duties.

2.	Voting Philosophy. Wells Fargo Bank exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Fargo Bank supports sound corporate governance practices within companies in which they invest.

Wells Fargo Bank utilizes RiskMetrics Group (RMG), a proxy-voting agent, for proxy voting, analysis and research. RMG is a leading provider of corporate governance and proxy voting serices, and votes proxies in accordance with their independent research and best practices.

3.	Responsibilities

(A)	Proxy Administrator & Proxy Committee

Wells Fargo Bank has designated a Proxy Administrator who is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors RMG to determine that RMG is accurately applying the Procedures as set forth herein and that proxies are voted in a timely and responsible manner. The Proxy Administrator reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary, serves as chairperson for the Proxy Committee and provides quarterly updates to the Trust Committee on the proxy voting process.

2010 Proxy Committee Members – Kevin Ario (Chairman), David Lauer (Legal), Chris Bellonzi (Wealth Compliance), Danielle Barr (Retirement Risk), Darrell Cronk (Wealth Investment Management), Steven Zakely (Wealth Equity Research), Laurie Nordquist (Retirement Business Leader), Bob Bean (Retirement Investment Management) and Katie Sevcik (Shareowner Services).

(i)	Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

(ii)	Conflicts of Interest. The Proxy Administrator will seek to avoid any undue influence as a result of any conflict of interest that exists between the interest of a client and Wells Fargo Bank or any of its affiliates. To this end, Wells Fargo may engage an independent fiduciary to direct the Proxy Administrator on voting instructions.

(iii)	Practical Limitations to Proxy Voting. Wells Fargo Bank uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Wells Fargo Bank to vote proxies (e.g. limited value or unjustifiable costs).

(B)	RiskMetrics Group (RMG)

Wells Fargo Bank has contracted with RMG to provide the following functions:

•	Research and make voting determinations in accordance with their annual United States and International Guidelines;

•	Vote and submit proxies in a timely manner;

•	Handle other administrative functions of proxy voting;

•	Maintain records of votes cast; and

•	Provide recommendations with respect to proxy voting matters in general.

(C)	Except in instances where clients have retained voting authority, Wells Fargo Bank will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RMG.

(D)	Notwithstanding the foregoing, Wells Fargo Bank retains final authority and fiduciary responsibility for proxy voting.

4.	Record Retention. Wells Fargo Bank will maintain the following records relating to the implementation of the Procedures:

•	A copy of these proxy voting polices and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on EDGAR or RMG);

•	Records of votes cast on behalf of clients (which RMG maintains on behalf of Wells Fargo Bank);

•	Records of each written client request for proxy voting records and Wells Fargo Bank’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by Wells Fargo Bank or RMG that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained by Wells Fargo Bank as legally required, and consistent with Bank policies.

5.	Disclosure of Procedures. Wells Fargo Bank will disclose its Procedures to clients and prospective clients upon request. Wells Fargo Bank will also provide proxy statements and any records as to how we voted proxies on behalf of a client upon request. Except as otherwise required by law, Wells Fargo Bank has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

April 2010

2011 Corporate Governance Policy Updates and Process

Executive Summary

November 19, 2010

Copyright © 2010 Institutional Shareholder Services Inc.

www.issgovernance.com

Contents

DISCLOSURE/DISCLAIMER	2

BACKGROUND AND INTRODUCTION	3

POLICY FORMULATION PROCESS	3

OUTREACH IN 2010	3

Policy Survey	3

Policy Roundtables/Client Feedback	4

Comment Period	4

SUMMARY OF POLICY UPDATES	6

United States Updates	6

Canada Policy Updates	9

Europe Policy Updates	10

International Policy Updates	12

Global Update	13

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

2011 Corporate Governance Policy Updates and Process: Executive Summary	2

BACKGROUND AND INTRODUCTION

Each year, ISS undertakes an extensive process to update the policies that inform its benchmark proxy voting recommendations. Our commitment is to make this process open and transparent, so that all members of the financial community – including our institutional investor clients and corporate issuers – understand the foundations of our benchmark policies and proxy voting recommendations. Our objective in this process is to address critical emerging corporate governance issues in a way that informs and enhances dialogue among investors, boards, and companies.

Our broad-based policy formulation process collects feedback from a diverse range of market participants through multiple channels: an annual Policy Survey of both institutional investors and corporate issuers, roundtables with industry groups, and ongoing feedback throughout the year. ISS’ Global Research Policy Board, comprised of our global research heads and subject matter experts, uses this input in forming draft policy updates, the most significant of which are published for an open review and comment period.

This document summarizes the outreach process and explains the key changes made to ISS’ U.S., Canadian, European, and International benchmark corporate governance policies. The full text of the updates, along with detailed results from the Policy Survey and comments received during the open comment period, are all available on our Web site under the Policy Gateway.

Policy changes will be effective for meetings on or after Feb. 1, 2011.

POLICY FORMULATION PROCESS

The process begins with a review of emerging policy issues and notable trends during proxy seasons worldwide.

Based on information gathered throughout the year (particularly from issuer and client feedback), ISS forms policy committees by governance topics and markets. As part of this process, we examine academic literature, other empirical research, and relevant commentary in the governance field. We also issue surveys, conduct roundtables, and post policy drafts for review. ISS’ Global Research Policy Board reviews and approves final drafts and policy updates for the following proxy year. Our annually updated policies are announced in November and apply to meetings held on and after Feb. 1 of the following year.

Our value proposition to our clients extends beyond our regional benchmark policies to our customized approaches to governance. We help our clients develop and implement their own policies based on their specific mandates and requirements. ISS research analysts ultimately apply more than 400 specific policies related to issues coming to a vote at shareholder meetings, including the ISS regional benchmark (standard research) policies, specialty policies such as those for Socially Responsible Investment, Taft-Hartley and Public Pension Funds, as well as hundreds of custom policies that reflect our clients’ unique corporate governance philosophies. The vote recommendations issued under these policies often differ from those issued under our benchmark policies. We estimate that the majority of shares that are voted by ISS’ clients fall under custom or specialty recommendations.

OUTREACH IN 2010

Policy Survey

In June 2010, ISS launched its policy outreach process with our annual policy survey in order to gain a better understanding of the breadth of financial market views on a range of topics including boards of directors, shareholder rights, and executive

2011 Corporate Governance Policy Updates and Process: Executive Summary	3

compensation. The survey was sent out to both issuer and investor communities and we received 900 total responses, including 201 institutional investors and nearly 700 corporate issuers.

Policy Roundtables/Client Feedback

In October, ISS held two policy roundtables on topics that pertain to the U.S. market as follows:

October 5: Executive compensation: “say on pay” research content, golden parachute proposals, and “say on pay” frequency votes. Participants included six institutional shareholders and four corporate issuers.

October 25: Two-part roundtable on independent chair and shareholders’ ability to act by written consent. Participants included 5 institutional investors, 5 corporate issuers, and one law firm.

In addition, ISS held numerous one-on-one engagements with clients in the United States, Canada, Europe, and Japan throughout the year.

Comment Period

On October 27, ISS released its key draft 2011 proxy voting policies for comment which offered institutional investors, corporate issuers, and industry constituents the opportunity to provide feedback on the draft updates.

The comment period ran through November 11 and solicited feedback on 11 updates to ISS’ proxy voting policy guidelines in markets worldwide. Topics covered included “say on pay” frequency and say on golden parachute proposals, independent chair shareholder proposals, director attendance, and authorized capital requests in the United States; dilution/burn rate limits regarding equity-based compensation in Europe; board independence in Canada; pay disclosure/deep-discount options and board independence in Japan; and policy application to domestic issuers incorporated outside the US. ISS received a total of 25 comments (10 from institutional investors and 15 from the corporate community). Overall, the comments were directionally in line with ISS’ draft policy updates, with the exception of our contemplated change to our policy on independent chair shareholder proposals (United States) and our policy on compensation policy-annual burn rate (Europe).

The draft policy update regarding independent chair proposals included consideration of compelling company-specific circumstances that challenge the efficacy of appointing an independent chair. The comments suggested that a company’s disclosed rationale for maintaining a combined leadership role as mandated by the SEC would not be a meaningful or useful input in determining a vote on these proposals in extenuating circumstances. These comments were consistent with the responses from the investor participants in ISS’ October policy roundtable. In fact, many institutional investors stated that ISS should not change its policy and should continue to evaluate these proposals on a case-by-case basis taking into account whether the company has a robust counterbalancing governance structure (including an independent lead director with clearly delineated duties) and any problematic performance, governance or management issues. Based on this feedback, ISS will not be changing its policy on independent chair proposals in 2011.

The draft policy update on the European compensation policy proposed that (1) all companies be limited to an average annual burn-rate of 1 percent (measured as the historical three-year average transfer of equity to employees) and (2) a dilution limit of 10 percent at the time of analysis for all companies – regardless of their developmental stage – provided that a company’s equity plans are well-structured. Many of the comments from both issuers and investors indicated that while they agreed with the concept of the proposed policy update, they believed that particular company circumstances may require a more flexible approach. While ISS will not be changing its current policy on either (1) or (2) above, we will revisit this issue in 2011 for consideration in the future development of our compensation policy.

2011 Corporate Governance Policy Updates and Process: Executive Summary	4

Key Strengths of ISS’ Policy Formulation Process

Greater Transparency: ISS is committed to openness and transparency in formulating its proxy voting policies and in applying these policies to more than 35,000 shareholder meetings each year. Our policy formulation and application processes, including specific guidelines and FAQs, are readily available on our Web site under the Policy Gateway section.

Robust Engagement Process with Industry Participants: We believe that listening to multiple views on corporate governance issues is critical for effective policy formulation and application. Moreover, by offering insight into the company perspective, we have encouraged issuers to improve their own governance practices. As part of the research process, ISS’ analysts interact with company representatives, institutional shareholders, shareholder proponents, and other parties to gain deeper insight into critical issues. This dialogue helps ensure a full understanding of the facts and enriches our analysis.

Global Expertise: We provide global expertise on a broad range of governance topics and emerging issues, with regional and market experts located in numerous offices worldwide. Our global expertise is utilized throughout our policy formation process covering North America, Europe, Pan-Pacific, and Emerging Markets.

2011 Corporate Governance Policy Updates and Process: Executive Summary	5

SUMMARY OF POLICY UPDATES

The most material updates to ISS’ benchmark proxy voting policies are summarized below. The full updates, covering United States, Canada, Europe, and other International markets, are available through the ISS Policy Gateway.

United States Updates

Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

This is a new proxy item required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. The Dodd-Frank Act, in addition to requiring advisory votes on compensation (aka management “say on pay” or MSOP), requires that each proxy for the first annual or other meeting of the shareholders (that includes required SEC compensation disclosures) occurring after Jan. 21, 2011, include an advisory voting item to determine whether, going forward, the “say on pay” vote by shareholders to approve compensation should occur every one, two, or three years.

In line with overall client feedback, ISS is adopting a new policy to recommend a vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

The MSOP is at its essence a communication vehicle, and communication is most useful when it is received in a consistent and timely manner. ISS supports an annual MSOP vote for many of the same reasons it supports annual director elections rather than a classified board structure: because this provides the highest level of accountability and direct communication by enabling the MSOP vote to correspond to the majority of the information presented in the accompanying proxy statement for the applicable shareholders’ meeting. Having MSOP votes every two or three years, covering all actions occurring between the votes, would make it difficult to create the meaningful and coherent communication that the votes are intended to provide. Under triennial elections, for example, a company would not know whether the shareholder vote references the compensation year being discussed or a previous year, making it more difficult to understand the implications of the vote.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

This is a new proxy item required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. ISS’ policy will be to recommend CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to an AGAINST recommendation include:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

2011 Corporate Governance Policy Updates and Process: Executive Summary	6

•

In the case of a substantial gross-up from preexisting/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (MSOP), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

ISS’ policy on change in control packages has evolved over the past several years, in response to client feedback and changes in common practice. ISS’ policy, informed by shareholder input, has focused particularly on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives. This update applies these standing policies to the newly required proposals regarding specific advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs).

Voting on Director Nominees in Uncontested Elections – Director Attendance

ISS’ current policy is to recommend a vote AGAINST or WITHHOLD from individual directors who attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

•	Degree to which absences were due to an unavoidable conflict;

•	Pattern of absenteeism; and

•	Other extraordinary circumstances underlying the director’s absence.

The key policy change is to remove the private disclosure option for explaining absences; articulating the reasons that are acceptable; and clarifying the policy application when the attendance disclosure does not conform with SEC requirements. In 2011, ISS will generally recommend a vote AGAINST or WITHHOLD from individual directors who attend less than 75 percent of board and applicable committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	If the director’s total service was three meetings or less and the director missed only one meeting.

These reasons for director(s) absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, ISS will generally recommend a vote AGAINST or WITHHOLD.

The policy update aligns the application of the policy with best governance and public disclosure practices and is generally supported by the feedback received during ISS’ comment period. Directors who do not attend their board and committee meetings cannot be effective representatives of shareholders. Anyone who accepts a nomination to serve as director should be prepared to make attendance at meetings a top priority. Customarily, boards set schedules for routine board and committee meetings at least a year in advance. Moreover, attending at least 75 percent of the meetings is not an

2011 Corporate Governance Policy Updates and Process: Executive Summary	7

unreasonable standard for directors to meet, as it still allows sufficient leeway for meetings missed due to legitimate reasons. Issuers are encouraged to proactively provide additional explanatory disclosure on poor attendance for the benefit of shareholders in the proxy or another SEC filing.

The SEC requires the following attendance disclosures in the proxy:

•	the total number of meetings of the board (including regularly scheduled and special meetings) which were held during the last full fiscal year; and

•

name of each incumbent director who during the last full fiscal year attended fewer than 75 percent of the aggregate of the total number of meetings of the board (held during the period for which he or she has been a director) and the total number of meetings held by all committees of the board on which he or she served (during the periods served).

As such, the updated policy further clarifies that insufficient disclosure to determine whether a director attended at least 75 percent of board and committee meetings in aggregate will lead to an adverse recommendation on the director.

Shareholder Ability to Act by Written Consent

ISS’ current policy is to generally recommend a vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	Consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Based on feedback received from both issuers and institutional investors from ISS’ policy roundtable held in October, ISS will consider, as an additional factor, the company’s overall governance practices and takeover defenses (with emphasis on shareholders’ ability to call special meetings) in evaluating these proposals. In 2011, ISS will continue to generally recommend a vote FOR management and shareholder proposals seeking to provide shareholders with the ability to act by written consent, after taking into account the factors mentioned above. However, ISS will recommend on a CASE-BY-CASE basis (and may recommend AGAINST) if, in addition to the considerations above, the company has the following shareholder rights provisions:

•	An unfettered right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder approved pill; and

•	An annually elected board.

After a long hiatus, shareholder proposals requesting shareholder’s ability to act by written consent are resurging. However, the corporate governance landscape has changed tremendously. ISS acknowledges that a meaningful right to act by written consent is a fundamental shareholder right that enables shareholders to take action between annual meetings. However, the potential risk of abuse associated with the right to act by written consent such as bypassing procedural protections, particularly in a hostile situation, may outweigh its benefits to all shareholders in certain circumstances. Due to alternative mechanisms that have evolved for shareholders to express concern (e.g., a majority vote standard, the right

2011 Corporate Governance Policy Updates and Process: Executive Summary	8

to call a special meeting) and an evolving governance landscape, ISS will be making a more holistic consideration of a company’s overall governance practices and takeover defenses when evaluating these proposals.

Canada Policy Updates

Board Independence/Board Committee Structure

ISS’ current policy is to generally recommend a WITHHOLD vote from any insider or affiliated outside director (or the whole slate if the slate includes such individual directors) where the board is less than majority independent or the board lacks a separate compensation or nominating committee. This policy currently applies for S&P/TSX Composite companies only. In 2011, ISS will extend this policy to all TSX companies.

The policy update reflects best practice as it relates to board/committee independence. Further, the balance of board influence should reside with independent directors free of any pressures or conflicts which might prevent them from objectively overseeing strategic direction, evaluating management effectiveness, setting appropriate executive compensation, maintaining internal control processes, and ultimately driving long-term shareholder value creation. Canadian best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that all company boards should have a majority of independent directors. In addition, National Policy 58-201 recommends that all company boards should appoint a nominating committee and a compensation committee composed entirely of independent directors (Nomination of Directors 3.10; Compensation 3.15). A 2008 review of roughly 532 “core” (those companies having more than 15 institutional holders) TSX reporting issuers revealed that 19 percent of these issuers either did not have majority independent boards or lacked either a compensation or nominating committee. A comparable review based on 2010 proxy season shows that of roughly 575 core TSX reporting issuers, about 29 percent fell short on at least one of these three standards.

The published voting guidelines of public funds and other large institutional investors now indicate that votes should be withheld from directors at any company where the board is less than majority independent. Furthermore, feedback from ISS’ policy outreach discussions indicates that an overwhelming majority of ISS’ clients support application of this policy to the broader TSX market.

Poison Pills (Shareholder Rights Plans)

ISS’ current Canadian policy is to recommend CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms with “new generation” rights plans and whether its scope is limited to the following two specific purposes: To give the board more time to find an alternative value enhancing transaction; and to ensure the equal treatment of all shareholders. ISS recommends a vote AGAINST plans that go beyond these purposes. In 2011, ISS will continue to apply its current policy and will add two features of a pill that do not comply with the scope of the “new generation” rights plan mentioned above: (1) a reference to derivatives contracts within definition of beneficial owner and/or (2) a Shareholder Endorsed Insider Bid Provision. ISS will recommend AGAINST the rights plan if it includes either of these two features.

The extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire goes beyond the acceptable purpose of a rights plan. Under the provision, the person’s deemed ownership extends, as well, to any securities owned by an associate or affiliate of the counterparty and includes any securities owned by any second counterparty (and its associates or affiliates) with whom the first counterparty or any of its associates or affiliates enters into a derivatives contract and any successive counterparties with whom any of the previously described persons or any of their associates or affiliates enters into a derivatives contract. As a result, the receiving party may be deemed to own beneficially securities (defined in the plan as “notional securities”) that it

2011 Corporate Governance Policy Updates and Process: Executive Summary	9

in fact has no right to acquire. If a derivatives contract gives the receiving party a right to acquire the securities to which it relates, the securities would be treated as beneficially owned under the pill provision (standard paragraph (b) or (ii)) that catches any securities as to which a person or its affiliates or associates has the right to become the owner at law or in equity, where such right is exercisable immediately or within 60 days of the date of the determination of beneficial ownership.

Also unacceptable to the purpose of a rights plan is the inclusion of a “Shareholder Endorsed Insider Bid” (SEIB) provision which would allow an “Insider” and parties acting jointly or in concert with an Insider an additional avenue to proceed with a takeover bid without triggering the rights plan, in addition to allowing a permitted bid or proceeding with board approval. The SEIB provision generally permits an insider holding 10 percent of the voting shares to launch a bid by means of a takeover bid circular and requires that more than 50 percent of the common shares held by shareholders other than the insider and its joint actors, have been tendered to the takeover bid at the time of first take up under the bid. The SEIB provision allows insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a permitted bid or negotiate with the board for support.

Europe Policy Updates

Compensation Guidelines (Europe)

The key changes to ISS’ executive and non-executive director compensation policy applicable in 2011 are to (1) strengthen the power of sanction in case of discretionary payments/pay for failure, (2) establish the link between performance and actual pay, and (3) include reference to market practice and disclosure with respect to severance payment and other compensation practices. These changes are generally in line with investor feedback.

According to our 2010-2011 Policy Survey, a substantial majority of both investors and issuers cited performance criteria and the pay-for-performance link as being among the three biggest concerns in evaluating long-term incentive plans. An overwhelming majority of investor respondents indicated that pay-for-performance disconnects (increasing compensation with declining performance) could warrant a negative vote. A majority of investor respondents also cited that disclosure issues (inconsistent and vague disclosure, especially surrounding performance) could warrant a negative vote.

For long-term investors, it is of utmost concern that a company’s executive compensation system provides a clear link between pay and sustainable, long-term performance. When determining whether a company’s compensation system appropriately links pay to performance, investors will naturally look at both the company’s stated compensation principles as well as its application of those principles in the past, in order to assess the likelihood that the company’s pay principles will be applied consequently in future years. When a company’s disclosure gives the appearance that its compensation practices are not in line with its stated policy, the result is that the credibility of the entire compensation policy is thrown into question. Therefore, if disclosure is such that an investor could reasonably conclude that the company’s pay allocations deviate significantly from its stated compensation policy, then ISS may make a negative vote recommendation.

Moreover, the new policy takes into account local best practice or legal requirements that are stricter than ISS’ guidelines, and subsequently eliminates reference to market-specific policies. The policy on severance pay agreements still maintains the upper limit of 24 months’ pay (both fixed and short-term variable), but otherwise refers to more stringent local provisions, if any, e.g., the Netherlands, or Belgium as of 2011, instead of explicit carve-outs.

2011 Corporate Governance Policy Updates and Process: Executive Summary	10

Combined Chair/CEO (Europe)

ISS’ current policy is to generally recommend a vote AGAINST a combined chair/CEO at core companies in European markets unless the company provides compelling reasons for a combination of the roles, or if there are exceptional circumstances that justify combining the roles.

Considerations should be given to any of the following exceptional circumstances on a CASE-BY-CASE basis if:

•	The company substantially demonstrates that the separation of the roles of CEO and chair would have a disproportionately negative effect on the company’s economic situation; or

•	The company substantially demonstrates that the separation of the roles of CEO and chair would have a negative effect on shareholder value; or

•	The company provides assurance that the chair/CEO would only serve in the combined role on an interim basis, with the intent of separating the roles within a given time frame; or

•	The company provides other compelling reasons to justify a combined chair/CEO.

In all of the above cases, the company would need to provide for adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees) in order for ISS to consider a favorable vote recommendation for a combined chair/CEO. This policy is applied to all core companies in European markets that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

In 2011, ISS’ updated policy will remove the exceptional circumstances above with the exception of the “interim situation” presented under the third bullet point above as the only circumstances justifying that the two positions not be split. Specifically, the updated policy will be to recommend AGAINST (re)election of a combined chair/CEO at core companies in European markets. However, when the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within an acceptable time frame, considerations should be given to these exceptional circumstances. In this respect, the vote recommendation would be made on a CASE-BY-CASE basis. As under the current policy, in order for ISS to consider a favorable vote recommendation for a combined chair/CEO serving on an interim basis, the company would need to provide for adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees). This policy will be applied to all core companies in European markets that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

This policy amendment more precisely reflects ISS’ actual policy application that is based on current market practice and gives special consideration to companies that publicly disclose their intention to make the combined chair/CEO an interim position and to separate the roles within a maximum time frame of two years. Combining the roles of chair and CEO may result in concentration of power and blurs the lines between the duties of the CEO versus the duties of the chair, thus posing a potential risk to shareholders. European markets have further moved toward broad acceptance of the separation of the chair and CEO roles, as reflected by general practice among European public companies, as well as the adoption of best practice recommendations to this end in local corporate governance codes and, therefore, the interim appointment has come to represent the only potentially acceptable explanation for a combination of the roles in Europe. The amended policy would be applied for all European markets.

2011 Corporate Governance Policy Updates and Process: Executive Summary	11

International Policy Updates

Director Elections-Japan

ISS currently recommends against all outside director nominees at companies (with a three-committee structure) who do not meet our criteria for independence. However, in 2011, if a majority of the directors on the board after the shareholder meeting are independent outsiders, ISS will not recommend votes against the appointment of affiliated outsiders.

When determining whether to recommend against the top executive, ISS’ current policy is to recommend against the top executive at listed subsidiary companies that have publicly traded parent companies, where the board after the shareholder meeting does not include at least two independent directors based on ISS’ independence criteria for Japan. ISS modified the definition of listed subsidiaries by replacing “publicly traded companies” with “controlling shareholders.” Thus, in 2011, ISS will recommend against the top executive at listed companies that have controlling shareholders, where the board after the shareholder meeting does not include at least two independent directors based on ISS’ independence criteria for Japan.

By taking a holistic approach, the updated policy is expected to encourage companies to build a better board with participation from outsiders who have knowledge of the company through business relationships, while the policy requires an overall board independence level to ensure the interests of independent shareholders are protected. With respect to the change in definition of listed subsidiaries, the current policy is only applicable to listed subsidiaries which have publicly traded parents. However, regardless of whether or not controlling shareholders are publicly traded companies, the protection of minority shareholders of controlled companies is critically important. The policy update is intended to better reflect this concept.

On balance, these policy updates are generally in line with feedback received from investors.

Compensation-Japan

Japan’s Financial Instruments and Exchange Act was recently amended to require companies to disclose, in their securities filings, individual director, statutory auditor, and/or officer pay, where total compensation exceeds JPY 100 million ($1.2 million). Amounts must be disclosed in each pay category—namely cash compensation, performance-based cash compensation, retirement bonuses, and stock options. In addition, compensation policy now needs to be disclosed for all companies, regardless of pay size.

The main concern related to Japanese executive pay is not the amounts, but the lack of connection to shareholder wealth creation. Cash salaries and cash retirement bonuses, neither of which is directly linked to performance, constitute the largest portion of executives’ compensation. On the other hand, performance-based pay occupies a relatively small portion of total pay. Furthermore, equity-based incentives, notably stock options, still are not popular among Japanese executives.

For 2011, ISS updated its policy by (1) requiring, as a condition for support, disclosure of the amount of retirement bonuses for directors and/or statutory auditors and special payments in connection with abolition of a company’s retirement bonus system and (2) removing the requirement that recipients of deep-discount options be able to exercise those options only after retirement.

2011 Corporate Governance Policy Updates and Process: Executive Summary	12

With respect to (1), currently, ISS recommends against compensation proposals seeking ratification of retirement bonuses and/or special payments in connection with abolition of a company’s retirement bonus system if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction (however, in rare occasions, ISS may support a payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive). Under the new policy in 2011, ISS will also recommend against retirement bonus payments or related special payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

Retirement bonuses and related special payments are determined based on board tenure, not on recipients’ contribution to shareholder value creation. Due to pressure from shareholders, an increasing number of companies have abolished the system, but the practice is still widespread. Rather than opposing all retirement bonuses, it is reasonable to at least require the amounts to be disclosed at the time shareholders vote on the payments, and this will send the message that shareholders want companies to shift away from seniority-based pay practices. Although abolishing the practice of paying retirement bonuses is a positive step, asking shareholders to approve the payout of funds accrued in the system, while not disclosing the amounts in question, remains a problematic practice.

With respect to (2), as one of the conditions for supporting the grant of deep discount options, ISS evaluates the vesting period. ISS currently does not support deep discount options if the exercise period starts before the grantee’s retirement (however, if specific performance hurdles are clearly specified, this policy may not apply). Under the new policy in 2011, ISS will support deep discount options even absent disclosed performance conditions if the vesting period is at least three years from the grant date.

Regarding ISS’ current approach to deep-discount options, it was customary for Japanese companies to propose the grant of such options (which are equivalent to shares of restricted stock) in place of retirement bonuses whose payment was abolished. However, now that it has become more common for companies to propose deep discount options as part of regular compensation packages, the updated policy better reflects the status quo. In addition, the central issue of Japanese compensation is the lack of a link to shareholder value, and Japanese managers’ holdings in their companies are usually limited. In light of this, the increased use of options as part of regular compensation packages is recommended. The updated policy sends the message that Japanese managers’ interests should be more aligned with those of shareholders, by encouraging companies to give deep-discount options as part of regular compensation packages for managers, but with a vesting period that encourages long-term alignment.

On balance, these policy updates are generally in line with feedback received from investors.

Global Update

Country of Incorporation/Country of Listing

ISS has long applied its benchmark policies based on an issuer’s country of incorporation. Historically, this approach has ensured that ISS’ policy is relevant to and compatible with an issuer’s regulatory and operating environment. However, in recent years, certain issuers that are listed on a U.S. exchange have “redomesticated,” i.e., reincorporated outside the United States. As a result, many of these issuers have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with ISS’ policy approach based exclusively on country of incorporation.

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While, in general, country of incorporation will still be the basis for policy application, beginning with the 2011 policy update, ISS will generally apply its U.S. policies to the extent possible at issuers that file DEF 14As, 10-K annual, and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

The intent of this policy change is to apply policies that are more compatible with standards applicable in an issuer’s market of operation. While incorporated outside the United States, issuers that are listed on a U.S. exchange are considered U.S. domestic issuers by the SEC. In our 2010-2011 Policy Survey, 85 percent of institutional investors surveyed were in favor of this change. The adoption of this policy will result in the transfer of about 74 companies to be evaluated generally under ISS’ U.S. policies. In the future, we will continue to look at potential transfers of companies that are incorporated in one jurisdiction but listed elsewhere.

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2011 U.S. Proxy Voting Guidelines Summary

December 16, 2010

Institutional Shareholder Services Inc.

Copyright © 2010 by ISS

www.issgovernance.com

ISS’ 2011 U.S. Proxy Voting Guidelines Summary

Effective for Meetings on or after Feb. 1, 2011

Published December 15, 2010

Updated December 16, 2010

The following is a condensed version of the proxy voting recommendations contained in ISS’ U.S. Proxy Voting Manual.

DISCLOSURE/DISCLAIMER	7

1. ROUTINE/MISCELLANEOUS	8
Adjourn Meeting	8
Amend Quorum Requirements	8
Amend Minor Bylaws	8
Change Company Name	8
Change Date, Time, or Location of Annual Meeting	8
Other Business	8
Audit-Related	9
Auditor Indemnification and Limitation of Liability	9
Auditor Ratification	9
Shareholder Proposals Limiting Non-Audit Services	10
Shareholder Proposals on Audit Firm Rotation	10

2. BOARD OF DIRECTORS:	11

Voting on Director Nominees in Uncontested Elections	11
1. Board Accountability	11
2. Board Responsiveness	13
3. Director Independence	13
4. Director Competence	14
2011 ISS Categorization of Directors	15

Board-Related Management Proposals	17
Age Limits	17
Board Size	17
Classification/Declassification of the Board	17
Cumulative Voting	18
Director and Officer Indemnification and Liability Protection	18
Establish/Amend Nominee Qualifications	18
Filling Vacancies/Removal of Directors	18
Majority Vote Threshold for Director Elections	19
Term Limits	19

Board-Related Shareholder Proposals/Initiatives	19
Age Limits	19
Annual Election (Declassification) of the Board	19
CEO Succession Planning	19
Cumulative Voting	20
Establish/Amend Nominee Qualifications	20
Establishment of Board Committees Shareholder Proposals	20
Establishment of Board Policy on Shareholder Engagement	21

2011 ISS U.S. Proxy Voting Guidelines Summary	- 2 -

Filling Vacancies/Removal of Directors	21
Independent Chair (Separate Chair/CEO)	21
Majority of Independent Directors/Establishment of Independent Committees	22
Majority Vote Shareholder Proposals	22
Open Access (Proxy Access)	23
Proxy Contests- Voting for Director Nominees in Contested Elections	23
Require More Nominees than Open Seats	23
Term Limits	23
Vote No Campaigns	23

3. SHAREHOLDER RIGHTS & DEFENSES	24
Advance Notice Requirements for Shareholder Proposals/Nominations	24
Amend Bylaws without Shareholder Consent	24
Confidential Voting	24
Control Share Acquisition Provisions	24
Control Share Cash-Out Provisions	25
Disgorgement Provisions	25
Fair Price Provisions	25
Freeze-Out Provisions	25
Greenmail	26
Net Operating Loss (NOL) Protective Amendments	26
Poison Pills- Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	26
Poison Pills- Management Proposals to Ratify Poison Pill	27
Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)	27
Reimbursing Proxy Solicitation Expenses	27
Reincorporation Proposals	28
Shareholder Ability to Act by Written Consent	28
Shareholder Ability to Call Special Meetings	28
Stakeholder Provisions	29
State Antitakeover Statutes	29
Supermajority Vote Requirements	29

4. CAPITAL/RESTRUCTURING	30

Capital	30
Adjustments to Par Value of Common Stock	30
Common Stock Authorization	30
Issue Stock for Use with Rights Plan	30
Preemptive Rights	30
Preferred Stock Authorization	31
Recapitalization	31
Reverse Stock Splits	31
Share Repurchase Programs	32
Stock Distributions: Splits and Dividends	32
Tracking Stock	32

Restructuring	32
Appraisal Rights	32
Asset Purchases	32
Asset Sales	33
Bundled Proposals	33
Conversion of Securities	33
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	33
Formation of Holding Company	34

2011 ISS U.S. Proxy Voting Guidelines Summary	- 3 -

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	34
Joint Ventures	35
Liquidations	35
Mergers and Acquisitions	35
Plans of Reorganization (Bankruptcy)	36
Private Placements/Warrants/Convertible Debentures	36
Special Purpose Acquisition Corporations (SPACs)	37
Spinoffs	38
Value Maximization Shareholder Proposals	39

5. COMPENSATION	40

Executive Pay Evaluation	40
Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)	40
Pay for Performance	41
Problematic Pay Practices	42
Board Communications and Responsiveness	43
Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)	44
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	44

Equity-Based and Other Incentive Plans	44
Cost of Equity Plans	45
Repricing Provisions	45
Three-Year Burn Rate/Burn Rate Commitment	45
Burn Rate Table for 2011	46
Pay-for-Performance- Impact on Equity Plans	47
Liberal Definition of Change-in-Control	47
Problematic Pay Practices	47
Specific Treatment of Certain Award Types in Equity Plan Evaluations:	48
Dividend Equivalent Rights	48
Liberal Share Recycling Provisions	48
Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)	48
Option Overhang Cost	48
Other Compensation Plans	49
401(k) Employee Benefit Plans	49
Employee Stock Ownership Plans (ESOPs)	49
Employee Stock Purchase Plans– Qualified Plans	49
Employee Stock Purchase Plans – Non-Qualified Plans	50
Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)	50
Option Exchange Programs/Repricing Options	50
Stock Plans in Lieu of Cash	51
Transfer Stock Option (TSO) Programs	51

Director Compensation	52
Equity Plans for Non-Employee Directors	52
Director Retirement Plans	52

Shareholder Proposals on Compensation	53
Advisory Vote on Executive Compensation (Say-on-Pay)	53
Adopt Anti-Hedging/Pledging/Speculative Investments Policy	53
Bonus Banking/Bonus Banking “Plus”	53
Compensation Consultants- Disclosure of Board or Company’s Utilization	53
Disclosure/Setting Levels or Types of Compensation for Executives and Directors	53
Golden Coffins/Executive Death Benefits	54
Hold Equity Past Retirement or for a Significant Period of Time	54

2011 ISS U.S. Proxy Voting Guidelines Summary	- 4 -

Non-Deductible Compensation	55
Pay for Superior Performance	55
Performance-Based Awards	56
Pre-Arranged Trading Plans (10b5-1 Plans)	56
Prohibit CEOs from serving on Compensation Committees	57
Recoup Bonuses	57
Severance Agreements for Executives/Golden Parachutes	57
Share Buyback Holding Periods	57
Supplemental Executive Retirement Plans (SERPs)	58
Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity	58
Tax Gross-Up Proposals	58

6. SOCIAL/ENVIRONMENTAL ISSUES	59

Overall Approach	59

Animal Welfare	59
Animal Testing	59
Animal Welfare Policies	59
Controlled Atmosphere Killing (CAK)	60

Consumer Issues	60
Genetically Modified Ingredients	60
Consumer Lending	60
Pharmaceutical Pricing, Access to Medicines, and Product Reimportation	61
Product Safety and Toxic/Hazardous Materials	61
Tobacco	62

Diversity	62
Board Diversity	62
Equality of Opportunity	63
Gender Identity, Sexual Orientation, and Domestic Partner Benefits	63

Climate Change and the Environment	63
Climate Change	63
Concentrated Animal Feeding Operations (CAFOs)	63
Energy Efficiency	64
Facility and Operational Safety/Security	64
Greenhouse Gas (GHG) Emissions	64
Operations in Protected Areas	65
Recycling	65
Renewable Energy	65

General Corporate Issues	65
Charitable Contributions	65
Environmental, Social, and Governance (ESG) Compensation-Related Proposals	65
Health Pandemics	66
Lobbying Expenditures/Initiatives	66
Political Contributions and Trade Associations Spending	66

International Issues, Labor Issues, and Human Rights	67
Community Social and Environmental Impact Assessments	67
Foreign Military Sales/Offsets	67
Internet Privacy and Censorship	67
Labor and Human Rights Standards	68
MacBride Principles	68

2011 ISS U.S. Proxy Voting Guidelines Summary	- 5 -

Nuclear and Depleted Uranium Weapons	69
Operations in High Risk Markets	69
Outsourcing/Offshoring	69

Sustainability	69
Sustainability Reporting	69

7. MUTUAL FUND PROXIES	71
Election of Directors	71
Converting Closed-end Fund to Open-end Fund	71
Proxy Contests	71
Investment Advisory Agreements	71
Approving New Classes or Series of Shares	72
Preferred Stock Proposals	72
1940 Act Policies	72
Changing a Fundamental Restriction to a Nonfundamental Restriction	72
Change Fundamental Investment Objective to Nonfundamental	72
Name Change Proposals	73
Change in Fund’s Subclassification	73
Disposition of Assets/Termination/Liquidation	73
Changes to the Charter Document	73
Changing the Domicile of a Fund	74
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval	74
Distribution Agreements	74
Master-Feeder Structure	74
Mergers	74

Shareholder Proposals for Mutual Funds	75
Establish Director Ownership Requirement	75
Reimburse Shareholder for Expenses Incurred	75
Terminate the Investment Advisor	75

2011 ISS U.S. Proxy Voting Guidelines Summary	- 6 -

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 7 -

1. Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 8 -

Audit-Related

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability CASE-BY-CASE. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of disclosure; and

•	Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 9 -

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 10 -

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.	Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

4.	Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

1. Board Accountability

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

Classified board structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election – any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation:

[1]

In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]

A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 11 -

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Majority vote standard for director elections with no carve out for contested elections;

•	The inability for shareholders to call special meetings;

•	The inability for shareholders to act by written consent;

•	A dual-class structure; and/or

•	A non-shareholder approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 12 -

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11.	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

1.12.	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company’s equity plan;

1.13.	The company fails to submit one-time transfers of stock options to a shareholder vote;

1.14.	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

1.15.	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16.	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

1.17.	Failure to replace management as appropriate; or

1.18.	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

2.1.	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

2.2.	The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3.	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3. Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	The full board is less than majority independent.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 13 -

4. Director Competence

Attendance at Board and Committee Meetings

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1.	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	If the director’s total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Overboarded Directors

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own-withhold only at their outside boards.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 14 -

2011 ISS Categorization of Directors

1.	Inside Director (I)

1.1.	Employee of the company or one of its affiliates[i].

1.2.	Among the five most highly paid individuals (excluding interim CEO).

1.3.	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934 (“Section 16 officer”)”.

1.4.	Current interim CEO.

1.5.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

2.	Affiliated Outside Director (AO)

Board Attestation

2.1.	Board attestation that an outside director is not independent.

Former CEO

2.2.	Former CEO of the companyiii,iv.

2.3.	Former CEO of an acquired company within the past five yearsiv.

2.4.	Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made[v].

Non-CEO Executives

2.5.	Former Section 16 officerii of the company, an affiliate[i] or an acquired firm within the past five years.

2.6.	Section 16 officer[i][i] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.7.	Section 16 officer[i][i], former Section 16 officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8.	Immediate family memberviof a current or former Section 16 officerii of the company or its affiliates[i] within the last five years.

2.9.

Immediate family membervi of a current employee of company or its affiliates[i] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.

Currently provides (or an immediate family membervi provides) professional servicesvi[i] to the company, to an affiliate[i]of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvi[i] to the company, to an affiliate[i] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.	Has (or an immediate family membervi has) any material transactional relationshipvii[i] with the company or its affiliates[i] (excluding investments in the company through a private placement).
2.13.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipvii[i] with the company or its affiliates[i] (excluding investments in the company through a private placement).

2.14.	Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsvii[i] from the company or its affiliates[i].

Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].

2.17.	Founderxi of the company but not currently an employee.

2.18.	Any materialxi[i] relationship with the company.

3.	Independent Outside Director (IO)

3.1.	No materialxi[i] connection to the company other than a board seat.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 15 -

Footnotes:

[i]	“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
ii

“Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

iii	Includes any former CEO of the company prior to the company’s initial public offering (IPO).
iv

When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[v]

ISS will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

vi

“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii

Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission-or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii

A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is

2011 ISS U.S. Proxy Voting Guidelines Summary	- 16 -

the party receiving the financial proceeds from the transaction).
ix

Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

[x]

interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi	The operating involvement of the founder with the company will be considered. Little to no operating involvement may cause ISS to deem the founder as an independent outsider.
xii

For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Board-Related Management Proposals

Age Limits

Vote AGAINST management proposal to limit the tenure of outside directors through mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 17 -

Cumulative Voting

Generally vote AGAINST management proposals to eliminate cumulative voting.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

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Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Majority Vote Threshold for Director Elections

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for plurality in contested elections is included.

Term Limits

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board-Related Shareholder Proposals/Initiatives

Age Limits

Vote AGAINST shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Annual Election (Declassification) of the Board

Vote FOR shareholder proposals to repeal classified (staggered) boards, and to elect all directors annually.

CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

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Cumulative Voting

Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:

•	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

Establishment of Board Committees Shareholder Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and/or

•	The scope and structure of the proposal.

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Establishment of Board Policy on Shareholder Engagement

Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chairman or a lead director, according to ISS’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•	serves as liaison between the chairman and the independent directors;

•	approves information sent to the board;

•	approves meeting agendas for the board;

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	has the authority to call meetings of the independent directors;

2011 ISS U.S. Proxy Voting Guidelines Summary	- 21 -

•	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	Egregious compensation practices;

•	Multiple related-party transactions or other issues putting director independence at risk;

•	Corporate and/or management scandals;

•	Excessive problematic corporate governance provisions; or

•	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

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Open Access (Proxy Access)

Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:

•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

Proxy Contests- Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Require More Nominees than Open Seats

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Term Limits

Vote AGAINST shareholder proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Vote No Campaigns

In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

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3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

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Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

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Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills- Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 26 -

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

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•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[3] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

[3]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

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4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

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Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or

2011 ISS U.S. Proxy Voting Guidelines Summary	- 31 -

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using an allowable increase calculated by ISS.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

Restructuring

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

2011 ISS U.S. Proxy Voting Guidelines Summary	- 32 -

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

•	Dilution to existing shareholders’ position;

•	Terms of the offer;

2011 ISS U.S. Proxy Voting Guidelines Summary	- 33 -

•	Financial issues;

•	Management’s efforts to pursue other alternatives;

•	Control issues; and

•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

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•	Does the company have strong corporate governance?

•	Will insiders reap the gains of control following the proposed transaction?

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Vote CASE -BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 35 -

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Plans of Reorganization (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements taking into consideration:

1.	Dilution to existing shareholders’ position.

•	The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.

2.	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 36 -

•	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.

•

When evaluating the magnitude of a private placement discount or premium, ISS will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.

3.	Financial issues include but are not limited to examining the following:

•	Company’s financial situation;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate; and

•	Going concern viability and the state of the capital and credit markets.

4.	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

5.	Control issues:

•	Change in management;

•	Change in control,

•	Guaranteed board and committee seats;

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions.

Minority versus majority ownership and corresponding minority discount or majority control premium

6.	Conflicts of interest

•	Conflicts of interest should be viewed from the perspective of the company and the investor.

•	Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?

7.	Market reaction

•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

2011 ISS U.S. Proxy Voting Guidelines Summary	- 37 -

•

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements - Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Spinoffs

Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 38 -

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management;

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	Whether company is actively exploring its strategic options, including retaining a financial advisor.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 39 -

5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 40 -

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•

Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•

Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•

Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and

•

Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 41 -

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

•	AGAINST management “say on pay” (MSOP) proposals;

•	AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):

•	In egregious situations;

•	When no MSOP item is on the ballot; or

•	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

•	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•	Multi-year guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

2011 ISS U.S. Proxy Voting Guidelines Summary	- 42 -

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•	Poor disclosure practices, including:

•	Unclear explanation of how the CEO is involved in the pay setting process;

•	Retrospective performance targets and methodology not discussed;

•	Methodology for benchmarking practices and/or peer group not disclosed and explained.

•	Board’s responsiveness to investor input and engagement on compensation issues, for example:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 43 -

Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•

The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

2011 ISS U.S. Proxy Voting Guidelines Summary	- 44 -

•

Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that do not expressly prohibit the repricing or exchange of underwater stock options without prior shareholder approval. “Repricing” includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST OR WITH HOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST equity plans for companies whose average three-year burn rates exceeds the greater of: (1) the mean (μ) plus one standard deviation (s) of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 45 -

In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year’s burn-rate cap.

If a company fails to fulfill a burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

Burn Rate Table for 2011

		Russell 3000			Non-Russell 3000
GICS	Description	Mean	Standard Deviation	2011 Burn Rate Cap*	Mean	Standard Deviation	2011 Burn Rate Cap*
1010	Energy	1.91%	2.12%	4.03%	3.92%	9.62%	6.30%
1510	Materials	1.63%	1.41%	3.04%	2.25%	4.73%	6.54%
2010	Capital Goods	1.78%	1.56%	3.34%	3.14%	6.03%	6.69%
2020	Commercial Services & Supplies	2.96%	3.79%	4.89%	4.33%	9.02%	5.53%
2030	Transportation	1.75%	1.61%	3.36%	2.57%	6.12%	4.31%
2510	Automobiles & Components	2.00%	1.26%	3.25%	5.15%	14.37%	4.99%
2520	Consumer Durables & Apparel	2.18%	1.08%	3.26%	2.20%	4.10%	5.37%
2530	Consumer Services	2.93%	5.08%	4.80%	3.60%	6.39%	5.17%
2540	Media	2.35%	1.75%	4.10%	2.89%	3.46%	6.03%
2550	Retailing	2.45%	1.66%	4.11%	2.22%	2.41%	4.62%
3010, 3020, 3030	Consumer Staples	1.86%	1.90%	3.76%	3.23%	5.08%	5.17%
3510	Health Care Equipment & Services	2.90%	1.76%	4.66%	4.40%	5.53%	9.92%
3520	Pharmaceuticals & Biotechnology	3.92%	4.48%	7.16%	6.14%	10.35%	10.58%
4010	Banks	1.36%	1.41%	2.78%	1.13%	3.73%	4.12%
4020	Diversified Financials	5.03%	7.33%	7.15%	4.66%	5.88%	10.30%
4030	Insurance	1.58%	1.46%	3.04%	1.69%	5.09%	4.31%
4040	Real Estate	1.01%	1.01%	2.02%	1.07%	2.12%	3.18%
4510	Software & Services	4.40%	2.86%	7.26%	6.36%	15.15%	9.58%
4520	Technology Hardware & Equipment	3.56%	2.28%	5.84%	5.07%	10.87%	9.08%
4530	Semiconductor Equipment	4.07%	2.57%	6.64%	4.48%	3.29%	7.78%
5010	Telecommunication Services	2.79%	2.07%	4.50%	6.46%	14.75%	7.08%
5510	Utilities	0.78%	0.56%	2.00%	6.51%	14.22%	3.64%

*	The cap is generally the Mean + Standard Deviation, subject to minimum cap of 2% (de minimus allowance) and maximum +/- 2 percentage points relative to prior year burn rate cap for same industry/index group.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 46 -

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier

54.6% and higher	1 full-value award will count as 1.5 option shares

36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares

24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares

16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares

7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares

Less than 7.9%	1 full-value award will count as 4.0 option shares

Pay-for-Performance- Impact on Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to equity awards, and there is an equity plan on the ballot, vote AGAINST the equity plan, taking in to consideration:

•	Magnitude of pay increase/decrease in the last fiscal year;

•	Source of pay increase (cash or equity); and

•	Proportion of equity awards granted in the last fiscal year concentrated at the named executive officer level.

See Pay-for-Performance discussion under Executive Pay Evaluation for further details.

Liberal Definition of Change-in-Control

Generally vote AGAINST equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 47 -

Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider CASE-BY-CASE a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•

Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•

Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

•	The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

2011 ISS U.S. Proxy Voting Guidelines Summary	- 48 -

•

The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•	The general vesting provisions of option grants; and

•	The distribution of outstanding option grants with respect to the named executive officers;

•

Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn- rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•

Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

Other Compensation Plans

401 (k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans- Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

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Employee Stock Purchase Plans- Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered CASE-BY-CASE using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in ISS’s classification of director independence, or if the plan contains excessive problematic provisions.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns–the stock price should not be so volatile that the options are likely to be back “in-the- money” over the near term;

•	Rationale for the re-pricing–was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting–does the new option vest immediately or is there a black-out period?

•	Term of the option–the term should remain the same as that of the replaced option;

•	Exercise price–should be set at fair market or a premium to market;

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•	Participants–executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and

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mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

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Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants- Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

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Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines;

•	A holding period requirement coupled with a significant long-term ownership requirement; or

•	A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

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•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines, or

•	A holding period requirement coupled with a significant long-term ownership requirement, or

•	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a CASE-BY-CASE analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

•	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

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•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

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Prohibit CEOs from serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoup Bonuses

Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. ISS will take into consideration:

•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

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Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under ISS policy, and may even result in withheld votes from compensation committee members. The second component of this proposal — related to the elimination of accelerated vesting — requires more careful consideration. The following factors will be taken into regarding this policy.

•

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

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6. Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Animal Welfare

Animal Testing

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Welfare Policies

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

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•	The company’s standards are comparable to industry peers; and

•	There are no recent, significant fines or litigation related to the company’s treatment of animals.

Controlled Atmosphere Killing (CAK)

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

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• Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

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Tobacco

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•	The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Diversity

Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

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•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change and the Environment

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering:

•

The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Concentrated Animal Feeding Operations (CAFOs)

Generally vote FOR resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and

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•	The company publicly discloses company and supplier farm environmental performance data; or

•	The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.

Energy Efficiency

Generally vote FOR on proposals requesting a company report on its comprehensive energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Facility and Operational Safety /Security

Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 64 -

Operations in Protected Areas

Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or,

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business;

•	The extent that peer companies are recycling;

•	The timetable prescribed by the proposal and the costs and methods of implementation;

•	Whether the company has a poor environmental track record, such as violations of applicable regulations.

Renewable Energy

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

General Corporate Issues

Charitable Contributions

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

•	Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;

2011 ISS U.S. Proxy Voting Guidelines Summary	- 65 -

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company’s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

Health Pandemics

Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu) on the company’s operations and how the company is responding to the situation, taking into account:

•	The scope of the company’s operations in the affected/relevant area(s);

•	The company’s existing healthcare policies, including benefits and healthcare access; and

•	Company donations to relevant healthcare providers.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 66 -

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

International Issues, Labor Issues, and Human Rights

Community Social and Environmental Impact Assessments

Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	Scope of the resolution.

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Internet Privacy and Censorship

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

•	The level of disclosure of company policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

2011 ISS U.S. Proxy Voting Guidelines Summary	- 67 -

•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

•	The level of controversy or litigation related to the company’s international human rights policies and procedures.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

MacBride Principles

Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles, unless:

•	The company has formally been found to be out of compliance with relevant Northern Ireland fair employment laws and regulations;

•	Failure to implement the MacBride Principles would put the company in an inconsistent position and/or at a competitive disadvantage compared with industry peers;

•

Failure to implement the MacBride Principles would subject the company to excessively negative financial impacts due to laws that some municipalities have passed regarding their contracting operations and companies that have not implemented the MacBride Principles; or

•	The company has had recent, significant controversies, fines or litigation regarding religious-based employment discrimination in Northern Ireland.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 68 -

Nuclear and Depleted Uranium Weapons

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

Sustainability

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

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2011 ISS U.S. Proxy Voting Guidelines Summary	- 70 -

7. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

2011 ISS U.S. Proxy Voting Guidelines Summary	- 71 -

•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

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Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

2011 ISS U.S. Proxy Voting Guidelines Summary	- 73 -

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

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Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

2011 ISS U.S. Proxy Voting Guidelines Summary	- 75 -

2011 International Proxy Voting Guidelines Summary

January 14, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS

www.issgovernance.com

ISS’ 2011 International Proxy Voting Guidelines Summary

Effective for Meetings on or after Feb. 1, 2011

Published January 14, 2011

The following is a condensed version of the proxy voting recommendations contained in ISS’ International Proxy Voting Manual. Note that markets covered in this document exclude the US, Canada, Western European markets, Australia and New Zealand, which are presented separately. In addition, ISS has country- and market-specific policies, which are not captured below.

DISCLOSURE/DISCLAIMER	4

1. OPERATIONAL ITEMS	5
Financial Results/Director and Auditor Reports	5
Appointment of Auditors and Auditor Fees	5
Appointment of Internal Statutory Auditors	5
Allocation of Income	5
Amendments to Articles of Association	6
Change in Company Fiscal Term	6
Lower Disclosure Threshold for Stock Ownership	6
Amend Quorum Requirements	6
Transact Other Business	6

2. BOARD OF DIRECTORS	7
Director Elections	7
ISS Classification of Directors - International Policy 2011	8
Contested Director Elections	9
Discharge of Directors	9
Director, Officer, and Auditor Indemnification and Liability Provisions	10
Board Structure	10

3. CAPITAL STRUCTURE	11
Share Issuance Requests	11
General Issuances	11
Specific Issuances	11
Increases in Authorized Capital	11
Reduction of Capital	11
Capital Structures	11
Preferred Stock	12
Debt Issuance Requests	12
Pledging of Assets for Debt	12
Increase in Borrowing Powers	12
Share Repurchase Plans	12
Reissuance of Repurchased Shares	13
Capitalization of Reserves for Bonus Issues/Increase in Par Value	13

4. OTHER ITEMS	14
Reorganizations/Restructurings	14
Mergers and Acquisitions	14
Mandatory Takeover Bid Waivers	14

2011 ISS European Proxy Voting Guidelines Summary	- 2 -

Reincorporation Proposals	14
Expansion of Business Activities	14
Related-Party Transactions	15
Antitakeover Mechanisms	15
Shareholder Proposals	15

2011 ISS European Proxy Voting Guidelines Summary	- 3 -

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

2011 ISS European Proxy Voting Guidelines Summary	- 4 -

1. Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the procedures used by the auditor;

•	There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

•	Name of the proposed auditors has not been published;

•	The auditors are being changed without explanation; or

•	Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spin-offs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

2011 ISS European Proxy Voting Guidelines Summary	- 5 -

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

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2. Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company; or

•	Failure to replace management as appropriate; or

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the ISS International Classification of Directors.]

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ISS Classification of Directors - International Policy 2011

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

•

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•

Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•

Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1]	“Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

2011 ISS European Proxy Voting Guidelines Summary	- 8 -

[2]	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3]	A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.
[4]	For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
[5]	For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors/nominees;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

2011 ISS European Proxy Voting Guidelines Summary	- 9 -

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

2011 ISS European Proxy Voting Guidelines Summary	- 10 -

3. Capital Structure

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

2011 ISS European Proxy Voting Guidelines Summary	- 11 -

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in UK/Ireland);

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf); and

•	A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by

2011 ISS European Proxy Voting Guidelines Summary	- 12 -

the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf); and

•	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company’s historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf); and

•	A duration of no more than 18 months.

In addition, ISS will recommend AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks; and/or

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

2011 ISS European Proxy Voting Guidelines Summary	- 13 -

4. Other Items

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

2011 ISS European Proxy Voting Guidelines Summary	- 14 -

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

2011 ISS European Proxy Voting Guidelines Summary	- 15 -

Canadian Corporate Governance Policy

2011 Updates

November 19, 2010

Research Central

Institutional Shareholder Services Inc.

Copyright © 2010 by ISS

www.issgovernance.com

ISS’ Canadian Corporate Governance Policy

2011 Updates

Effective for Meetings on or after Feb. 1, 2011

Updated Nov. 19, 2010

DISCLOSURE/DISCLAIMER	3

RESEARCH COVERAGE	4

Country of Incorporation vs. Country of Listing – Application of Policy	4

BOARD – TSX GUIDELINE	5

Board Independence/Board Committee Structure	5
Majority Independent Board/Separate Compensation and Nominating Committees	5

COMPENSATION – TSX GUIDELINE	7

Equity Compensation Plans	7
Dilution and Burn Rate Assessment Where No Compensation Model Applies	7

CAPITAL/RESTRUCTURING – TSX GUIDELINE	9

Articles of Incorporation/ By-Laws	9

SHAREHOLDER RIGHTS & DEFENSES – TSX GUIDELINE	11

Poison Pills (Shareholder Rights Plans)	11

BOARD – TSX VENTURE GUIDELINE	14

Insiders on Key Committees	14

2011 Canadian Corporate Governance Policy Updates	- 2 -

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

2011 Canadian Corporate Governance Policy Updates	- 3 -

RESEARCH COVERAGE

Corporate Governance Issue:

Country of Incorporation vs. Country of Listing — Application of Policy

Current Policy Application: ISS currently applies its benchmark policy based on an issuer’s country of incorporation, as generally this approach has been compatible with the appropriate regulatory and operating environment.

Key Change: Apply U.S. policy to issuers that are incorporated outside the United States but file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

New Policy Application: In general, country of incorporation will still be the basis for policy application. However, ISS will generally apply its U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Rationale for Update: In recent years, certain companies that are listed on a U.S. exchange have “redomesticated,” i.e., re-incorporated outside the United States. As a result, many of these issuers have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with ISS’ policy approach based exclusively on country of incorporation. The intent of this policy change is to apply policies that are more compatible with standards applicable in an issuer’s market of operation. While incorporated outside the United States, issuers that are listed on a U.S. exchange are considered U.S. domestic issuers by the SEC. In our 2010-2011 Policy Survey, 85 percent of institutional investors surveyed were in favor of this change. The adoption of this policy will result in the transfer of approximately 74 companies to be evaluated generally under ISS’ U.S. policies. In the future, we will continue to look at potential transfers of companies that are incorporated in one jurisdiction but listed elsewhere.

2011 Canadian Corporate Governance Policy Updates	- 4 -

BOARD – TSX GUIDELINE

Corporate Governance Issue:

Board Independence/Board Committee Structure

Majority Independent Board/Separate Compensation and Nominating Committees

Current Recommendation: FOR S&P/TSX Composite Companies Only:

Generally vote WITHHOLD from any insider or affiliated outside director (and the whole slate if the slate includes such individual directors) where:

•	The board is less than majority independent; OR

•	The board lacks a separate compensation or nominating committee.

Key Change: Expand application of policy to all TSX companies

New Recommendation: Applicable to All TSX Companies:

Generally vote WITHHOLD from any insider or affiliated outside director (and the whole slate if the slate includes such individual directors) where:

•	The board is less than majority independent; OR

•	The board lacks a separate compensation or nominating committee.

Rationale for Update: The policy update reflects best practice as it relates to board/committee independence.

The balance of board influence should reside with independent directors free of any pressures or conflicts which might prevent them from objectively overseeing strategic direction, evaluating management effectiveness, setting appropriate executive compensation, maintaining internal control processes, and ultimately driving long-term shareholder value creation. Canadian best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that all company boards should have a majority of independent directors (Board Independence 3.1). In addition, National Policy 58-201 recommends that all company boards should appoint a nominating committee and a compensation committee composed entirely of independent directors (Nomination of Directors 3.10; Compensation 3.15).

A 2008 review of roughly 532 core1 TSX reporting issuers revealed that 19 percent of these issuers either did not have majority independent boards or lacked either a compensation or nominating committee. A comparable review based on 2010 proxy season shows that of roughly 575 core TSX reporting issuers, about 29 percent fell short on at least one of these three standards.

The published voting guidelines of public funds and other large institutional investors now indicate that votes should be withheld from directors at any company where the board is less than majority independent. Furthermore, feedback from

[1]	Core refers to those companies having more than 15 ISS institutional client shareholders.

2011 Canadian Corporate Governance Policy Updates	- 5 -

ISS’ policy outreach discussions indicates that an overwhelming majority of ISS’ clients support application of this policy to the broader TSX market.

2011 Canadian Corporate Governance Policy Updates	- 6 -

COMPENSATION – TSX GUIDELINE

Corporate Governance Issue:

Equity Compensation Plans

Dilution and Burn Rate Assessment Where No Compensation Model Applies

Current Recommendation:

No formal written policy specifically addressing this need.

Key Change: Codify current practice into policy to supplement the Cost of Equity Plan policy where the compensation model cannot be run applied to lack of historic data for plans introduced as part of Income Trust Conversion or other M&A transaction.

New Recommendation:

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if any of the following factors applies:

•	Cost of Equity Plans: The total cost of the company’s equity plans is unreasonable

•	Dilution and Burn Rate: Dilution and burn rate are unreasonable, where the cost of the plan cannot be calculated due to lack of relevant historical data

•	Plan Amendment Provisions: The provisions do not meet ISS guidelines

•	Non-Employee Director Participation: Participation of directors is discretionary or unreasonable

•	Pay for performance: There is a disconnect between CEO pay and the company’s performance

•	Repricing Stock Options: The plan expressly permits the repricing of stock options without shareholder approval

•	Problematic Pay Practices: The plan is a vehicle for problematic pay practices.

Cost of Equity Plans

Our methodology for reviewing share-based compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of share plans to shareholders) instead of simply focusing on dilution. Using information disclosed by the company and assuming the broadest definition of plan terms, ISS will value equity-based awards using a binomial option pricing model. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This total cost will be expressed as a percentage of market value (i.e. 200-day average share price time common shares outstanding). This result is tested for reasonableness by comparing the figure to an allowable cap derived from compensation plan costs of the top performing quartile of peer companies in each industry group (using Global Industry Classification Standard GICS codes). Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on 44 different variables including company size, market-based performance metrics, and accounting-based performance metrics, for each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upward or downward for the specific company by incorporating the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Dilution and Burn Rate Assessment

In cases where the cost of the plan cannot be calculated using the binomial model due to lack of historic data for a newly created or merged corporate entity, ISS will apply a dilution and burn rate analysis.

2011 Canadian Corporate Governance Policy Updates	- 7 -

Generally vote AGAINST the proposed equity plan if the dilution under all company plans would be more than 10 percent of the outstanding shares on a non-diluted basis, OR if the historic burn rate for all company plans has been more than 2 percent per year. If equity has been granted as part of the resolution subject to shareholder approval and the grants made exceed 2 percent of the outstanding shares a vote AGAINST is warranted.

Rationale for Update: In a limited number of cases, it is not possible to calculate the SVT using the binomial model due to a lack of historical data required for certain model inputs. This situation arises in the case of income trust conversions and other M&A transactions where the resulting corporate entity would not have enough relevant historic data (i.e., average share price or volatility), to use a binomial model evaluation. The dilution and burn rate assessment described here has been implemented in these cases and the policy document is being updated to reflect this additional policy application. The thresholds implemented in the policy reflect the maximum allowable as per the guidelines of institutional investors.

2011 Canadian Corporate Governance Policy Updates	- 8 -

CAPITAL/RESTRUCTURING – TSX GUIDELINE

Corporate Governance Issue:

Articles of Incorporation/ By-Laws

Current Recommendation:

Generally vote FOR proposals to amend or replace bylaws if:

•	The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments, or other “housekeeping” amendments; and

•	The bylaws as amended will not result in any of the three unacceptable governance provisions set out in the following paragraph.

Vote AGAINST a new bylaw proposal, if any of the following conditions applies:

•

The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced in the case of a small company where it clearly has difficulty achieving quorum at a higher level, but we oppose any quorum below 10 percent);

•	The quorum for a meeting of directors is less than 50 percent of the number of directors; and

•	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors.

Key Change: Clarify that an against recommendation may also result if the proposed articles/bylaws raise other corporate governance concerns such as granting blanket discretionary authority to the board related to capital authorization or alteration of capital structure without shareholder approval.

New Recommendation:

Generally vote FOR proposals to amend or replace articles of incorporation or bylaws if:

•	The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments, or other “housekeeping” amendments; and

•	The bylaws as amended will not result in any of the unacceptable governance provisions set out in the following paragraph.

Vote AGAINST proposals to amend or replace articles/bylaws if any of the following conditions applies:

•

The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced in the case of a small company where it clearly has difficulty achieving quorum at a higher level, but we oppose any quorum below 10 percent);

•	The quorum for a meeting of directors is less than 50 percent of the number of directors;

•	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors; and

•

The proposed articles/bylaws raise other corporate governance concerns, such as granting blanket authority to the board with regard to capital authorizations or alteration of capital structure without shareholder approval.

Rationale for Update: ISS includes three specific criteria in its policy guidelines with respect to article or bylaw provisions that raise investor concerns regarding shareholder rights and independent board representation. In addition, board discretion to adopt or implement practices that would have a negative impact on shareholders without giving shareholders

2011 Canadian Corporate Governance Policy Updates	- 9 -

the opportunity to vote on such actions should not be supported. For example, blanket authority granting the board discretion to create or issue an unlimited number of blank check preferred shares without prior shareholder approval would not be supported.

2011 Canadian Corporate Governance Policy Updates	- 10 -

SHAREHOLDER RIGHTS & DEFENSES – TSX GUIDELINE

Corporate Governance Issue:

Poison Pills (Shareholder Rights Plans)

Current Recommendation:

Vote CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms with “new generation” rights plans and its scope is limited to the following two specific purposes:

•	To give the board more time to find an alternative value enhancing transaction; and

•	To ensure the equal treatment of all shareholders.

Vote AGAINST plans that go beyond these purposes if:

•	The plan gives discretion to the board to either:

•	Determine whether actions by shareholders constitute a change in control;

•	Amend material provisions without shareholder approval;

•	Interpret other provisions;

•	Redeem the rights or waive the plan’s application without a shareholder vote; or

•	Prevent a bid from going to shareholders.

•	The plan has any of the following characteristics:

•	Unacceptable key definitions;

•	Flip-over provision;

•	Permitted bid period greater than 60 days;

•	Maximum triggering threshold set at less than 20 percent of outstanding shares;

•	Does not permit partial bids;

•	Bidder must frequently update holdings;

•	Requirement for a shareholder meeting to approve a bid; and

•	Requirement that the bidder provide evidence of financing.

•	The plan does not:

•	Include an exemption for a “permitted lock up agreement;”

•	Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and

•	Exclude reference to voting agreements among shareholders.

Key Change: Add reference to two new unacceptable features: Shareholder Endorsed Insider Bid and Derivatives Clause found in the key definitions, each of which would result in an against vote recommendation.

New Recommendation:

Vote CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms with “new generation” rights plans and its scope is limited to the following two specific purposes:

2011 Canadian Corporate Governance Policy Updates	- 11 -

•	To give the board more time to find an alternative value enhancing transaction; and

•	To ensure the equal treatment of all shareholders.

Vote AGAINST plans that go beyond these purposes if:

•	The plan gives discretion to the board to either:

•	Determine whether actions by shareholders constitute a change in control;

•	Amend material provisions without shareholder approval;

•	Interpret other provisions;

•	Redeem the rights or waive the plan’s application without a shareholder vote; or

•	Prevent a bid from going to shareholders.

•	The plan has any of the following characteristics:

•	Unacceptable key definitions;

•	Reference to Derivatives Contracts within definition of Beneficial Owner;

•	Flip-over provision;

•	Permitted bid period greater than 60 days;

•	Maximum triggering threshold set at less than 20 percent of outstanding shares;

•	Does not permit partial bids;

•	Includes Shareholder Endorsed Insider Bid provision;

•	Bidder must frequently update holdings;

•	Requirement for a shareholder meeting to approve a bid; and

•	Requirement that the bidder provide evidence of financing.

•	The plan does not:

•	Include an exemption for a “permitted lock up agreement;”

•	Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and

•	Exclude reference to voting agreements among shareholders.

Rationale for Update: The extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire, goes beyond the acceptable purpose of a rights plan. Under the provision, the person’s deemed ownership extends, as well, to any securities owned by an associate or affiliate of the counterparty and includes any securities owned by any second counterparty (and its associates or affiliates) with whom the first counterparty or any of its associates or affiliates enters into a derivatives contract and any successive counterparties with whom any of the previously described persons or any of their associates or affiliates enters into a derivatives contract. As a result, the receiving party may be deemed to own beneficially securities (defined in the Plan as “notional securities”) that it has no right to acquire. And if a derivatives contract gives the receiving party a right to acquire the securities to which it relates, the securities would be treated as beneficially owned under the provision (standard paragraph (b) or (ii)) that catches any securities as to which a person or its affiliates or associates has the right to become the owner at law or in equity, where such right is exercisable immediately or within 60 days of the date of the determination of beneficial ownership.

Also unacceptable to the purpose of a rights plan is the inclusion of a “Shareholder Endorsed Insider Bid” (SEIB) provision which would allow an “Insider” and parties acting jointly or in concert with an Insider an additional avenue to proceed with a takeover bid without triggering the rights plan, in addition to making a Permitted Bid or proceeding with board approval. The SEIB provision generally permits an Insider holding 10 percent of the voting shares to launch a bid by means of a takeover bid circular and requires that more than 50 percent of the common shares held by shareholders other than the

2011 Canadian Corporate Governance Policy Updates	- 12 -

Insider and its joint actors, have been tendered to the takeover bid at the time of first take up under the bid. The SEIB provision allows Insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a Permitted Bid or negotiate with the board for support.

2011 Canadian Corporate Governance Policy Updates	- 13 -

BOARD – TSX VENTURE GUIDELINE

Corporate Governance Issue:

Insiders on Key Committees

Current Recommendation:

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

•	Are insiders on the audit committee.

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

•	Are insiders on the compensation committee and the committee is not majority independent.

Generally vote WITHHOLD from individual directors who:

•	Are insiders (and the whole slate if the slate includes such individual directors) and the entire board fulfills the role of compensation committee and the board is not majority independent.

The existence of nominating committees among venture issuers is still rare and for this reason we have not extended this policy to nominating committees at this time.

Key Change: Extending the policy to include the nominating committee.

New Recommendation:

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

•	Are insiders on the audit committee.

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

•	Are insiders on the compensation or nominating committee and the committee is not majority independent.

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

•	Are insiders and the entire board fulfills the role of a compensation or nominating committee and the board is not majority independent.

Rationale for Update: While roughly three-quarters of reporting venture issuers still do not have a separate nominating committee, in cases where there is a separate nominating committee in place, the expectation should be that this key committee should also be majority independent just as the entire board is expected to be majority independent if fulfilling this role. This policy change reflects the growing recognition of the importance of an independent nominating committee and an increased demand for substantive corporate governance requirements even at the venture level, as expressed by institutional investors recently in response to proposed regulatory change that would ease requirements for venture issuers.

2011 Canadian Corporate Governance Policy Updates	- 14 -

PART C

OTHER INFORMATION

Item 28.	Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 29.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

Securian Financial Group, Inc. (Delaware)

Capitol City Property Management, Inc.

Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.:

Minnesota Life Insurance Company

Securian Financial Network, Inc.

Securian Ventures, Inc.

Advantus Capital Management, Inc.

Securian Financial Services, Inc.

Securian Casualty Company

CNL Financial Corporation (Georgia)

Capital Financial Group, Inc. (Maryland)

CFG Insurance Services, Inc. (Maryland)

H. Beck, Inc. (Maryland)

Ochs, Inc.

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

Personal Finance Company LLC (Delaware)

Enterprise Holding Corporation

Allied Solutions, LLC (Indiana)

Securian Life Insurance Company

Marketview Properties, LLC

Marketview Properties II, LLC

Wholly-owned subsidiaries of Enterprise Holding Corporation:

Financial Ink Corporation

Oakleaf Service Corporation

Lafayette Litho, Inc.

MIMLIC Funding, Inc.

MCM Funding 1997-1, Inc.

MCM Funding 1998-1, Inc.

Wholly-owned subsidiaries of CNL Financial Corporation:

Cherokee National Life Insurance Company (Georgia)

CNL/Insurance America, Inc. (Georgia)

CNL/Resource Marketing Corporation (Georgia)

Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance Company:

Advantus Series Fund, Inc.

Fifty percent-owned subsidiary of Enterprise Holding Corporation:

CRI Securities, LLC

Majority-owned subsidiary of Securian Financial Group, Inc.:

Securian Trust Company, N.A.

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 30.	Indemnification

The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under circumstances, to the full extent permitted by Section 302A.521, Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted, or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith; received no improper personal benefit and the Minnesota Statute dealing with directors’ conflicts of interest, if applicable, has been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and the Registrant will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

(a)	Advantus Capital Management, Inc.

The investment adviser of the Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Index 500 Portfolio, International Bond Portfolio, Index 400 Mid-Cap Portfolio and Real Estate Securities Portfolio is Advantus Capital Management, Inc. In addition to the Fund, it manages the investment portfolios of a number of insurance companies, including Minnesota Life and its subsidiary life insurance companies, and certain associated separate accounts.

Directors and Officers Of Investment Adviser	Office with Investment Adviser	Other Business Connections
Robert L. Senkler	President	President, Chairman and Chief Executive Officer, Minnesota Mutual Companies, Inc.; Chairman and Chief Executive Officer, Securian Financial Group, Inc.; President, Chairman and Chief Executive Officer, Minnesota Life Insurance Company; President, Chairman and Chief Executive Officer, Securian Holding Company; President, Chairman and Chief Executive Officer, Securian Life Insurance Company; Chairman, Cherokee National Life Insurance Company; Chairman, CNL Financial Corporation; Chairman, CNL/Insurance America, Inc.; Chairman, Securian Casualty Company

David M. Kuplic	Executive Vice President and Director	Senior Vice President, Minnesota Life Insurance Company; President and Director, MCM Funding 1997-1, Inc.; President and Director, MCM Funding 1998-1, Inc.; Senior Vice President, Securian Financial Group, Inc.; President and Director, MIMLIC Funding, Inc.; Senior Vice President, Securian Life Insurance Company; President, Marketview Properties, LLC; President, Marketview Properties II, LLC

Christopher R. Sebald	Executive Vice President/Chief Investment Officer, Director and Portfolio Manager	Senior Vice President, Minnesota Life Insurance Company; Senior Vice President, MCM Funding 1997-1, Inc.; Senior Vice President, MCM Funding 1998-1, Inc.; Senior Vice President, Securian Financial Group, Inc.; Senior Vice President, Securian Life Insurance Company; Senior Vice President, Marketview Properties, LLC; Senior Vice President, Marketview Properties II, LLC

Vicki L. Bailey	Vice President, Investment Law, Chief Compliance Officer and Secretary	Vice President, Minnesota Life Insurance Company; Vice President and Secretary, MCM Funding 1997-1, Inc.; Vice President and Secretary, MCM Funding 1998-1, Inc.; Vice President, Securian Financial Group, Inc.; Vice President, Securian Life Insurance Company; Director, Personal Finance Company LLC; Vice President and Secretary, Marketview Properties, LLC; Vice President and Secretary, Marketview Properties II, LLC

Gary M. Kleist	Financial Vice President and Director	Second Vice President, Investment Operations, Minnesota Life Insurance Company; Financial Vice President, MCM Funding 1997-1, Inc.; Financial Vice President, MCM Funding 1998-1, Inc.; Vice President and Secretary/Treasurer, MIMLIC Funding, Inc.; Second Vice President, Securian Financial Group, Inc.; Second Vice President, Securian Life Insurance Company; Financial Vice President, Marketview Properties, LLC; Financial Vice President, Marketview Properties II, LLC

Sean M. O’Connell	Vice President	Second Vice President, Minnesota Life Insurance Company; Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.; Second Vice President, Securian Financial Group, Inc.; Second Vice President, Securian Life Insurance Company; Vice President, Marketview Properties, LLC; Vice President, Marketview Properties II, LLC

Joseph R. Betlej	Vice President and Portfolio Manager	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

Erica A. Bergsland	Vice President	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

John R. Leiviska	Vice President	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

James F. Geiger	Vice President	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

David G. Schultz	Vice President	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

Theodore R. Hoxmeier	Vice President	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

Robert G. Diedrich	Vice President	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

Robert W. Thompson	Vice President	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

James W. Ziegler	Vice President	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

Jon R. Thompson	Vice President

Thomas B. Houghton	Vice President and Portfolio Manager	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

David W. Land	Vice President and Portfolio Manager	Vice President, MCM Funding 1997-1, Inc.; Vice President, MCM Funding 1998-1, Inc.

Mary E. Marston	Vice President	Vice President, MCM Funding 1998-1, Inc.; Vice President, MCM Funding 1997-1, Inc.

Merlin L. Erickson	Vice President

Rose A. Lambros	Vice President

Gregory R. Ortquist	Vice President

Drew R. Smith	Vice President

Randal W. Harrison	Vice President

Warren J. Zaccaro	Director	Executive Vice President, Chief Financial Officer and Director, Minnesota Life Insurance Company; Executive Vice President and Chief Financial Officer, Minnesota Mutual Companies, Inc.; Executive Vice President and Chief Financial Officer, Securian Financial Group, Inc.; Executive Vice President and Chief Financial Officer, Securian Holding Company; President and Director, Securian Ventures, Inc.; Director, Allied Solutions, LLC; Director, Securian Casualty Company; Director, Securian Financial Network, Inc. (a Minnesota corporation); Director, Securian Financial Services, Inc.; Executive Vice President, Chief Financial Officer and Director, Securian Life Insurance Company; Director, CRI Securities, LLC; Vice President and Director, Cherokee National Life Insurance Company; Vice President and Director, CNL Financial Corporation; Vice President and Director, CNL/Insurance America, Inc.; Vice President and Chair, CNL/Resource Marketing Corporation; Director, Capital Financial Group, Inc.; Director, CFG Insurance Services, Inc.; Director, H. Beck, Inc.

Dwayne C. Radel	Director	Senior Vice President, General Counsel and Director, Minnesota Life Insurance Company; Secretary and Director, Capitol City Property Management, Inc.; President and Director, Enterprise Holding Corporation; Senior Vice President and General Counsel, Minnesota Mutual Companies, Inc.; Vice President and Director, Oakleaf Service Corporation; Secretary and Director, Robert Street Property Management, Inc.; Senior Vice President and General Counsel, Securian Financial Group, Inc.; Vice President and Director, Securian Financial Network, Inc. (a Minnesota corporation); Senior Vice President and General Counsel, Securian Holding Company; Director, Financial Ink Corporation; Director, Lafayette Litho, Inc.; Director, Securian Financial Services, Inc.; Senior Vice President, General Counsel and Director, Securian Life Insurance Company; Director, Securian Ventures, Inc.; Secretary, CNL/Resource Marketing Corporation; Director; Allied Solutions, LLC; Secretary and Director, Securian Casualty Company

(b)	Franklin Advisers, Inc.

The officers and directors of the Registrant’s sub-adviser, Franklin Advisers, Inc. (“Franklin”) also serve as officers and/or directors or trustees for (1) Franklin’s corporate parent, Franklin Resources, Inc. or its subsidiaries, and/or (2) other investment companies in Franklin Templeton Investments.

DIRECTORS AND OFFICERS OF FRANKLIN ADVISERS, INC.	OFFICE WITH FRANKLIN ADVISERS, INC.
Edward B. Jamieson	Director, President and Chief Investment Officer

Rupert H. Johnson, Jr.	Director

John M. Lusk	Director and Vice President

Christopher J. Molumphy	Director and Executive Vice President

Madison S. Gulley	Executive Vice President

William Y. Yun	Executive Vice President

Breda M. Beckufer	Chief Compliance Officer

Craig S. Tyle	Chief Legal Officer

Sheila A. Amoroso	Senior Vice President/Co-Director Municipal Bond Department

Roger A. Bayston	Senior Vice President/Portfolio Manager

Mark S. Boyadjian	Senior Vice President

Rafael R. Costas	Senior Vice President/Co-Director Municipal Bond Department

Frank M. Felicelli	Senior Vice President & Portfolio Manager

Michael J. Hasenstab	Senior Vice President

Conrad B. Herrmann	Senior Vice President

Michael P. McCarthy	Senior Vice President/Portfolio Manager

Edward D. Perks	Senior Vice President

Kent P. Shepherd	Senior Vice President/Portfolio Manager

Eric G. Takaha	Senior Vice President

Serena P. Vinton	Senior Vice President

Thomas F. Walsh	Senior Vice President/Research Analyst

Kenneth A. Lewis	Chief Financial Officer

Maria Gray	Secretary

Mark L. Constant	Treasurer

Stephen H. Dover	Senior Vice Presidnet

Item 32.	Principal Underwriters

(a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following additional investment companies:

Variable Fund D

Variable Annuity Account

Minnesota Life Variable Life Account

Minnesota Life Variable Universal Life Account Securian Life Variable Universal Life Account

Minnesota Life Individual Variable Universal Life Account

(b) The name and principal business address, positions and offices with Securian Financial Services, Inc., and positions and offices with Registrant of each director and officer of Securian Financial Services, Inc. is as follows:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
George I. Connolly Securian Financial Services, Inc. 400 Robert Street North St. Paul, Minnesota 55101	President, Chief Executive Officer and Director	None

Warren J. Zaccaro Minnesota Life Insurance Company 400 Robert Street North St. Paul, Minnesota 55101	Director	None

Dwayne C. Radel Minnesota Life Insurance Company 400 Robert Street North St. Paul, Minnesota 55101	Director	None

Loyall E. Wilson Securian Financial Services, Inc. 400 Robert Street North St. Paul, Minnesota 55101	Senior Vice President, Chief Compliance Officer and Secretary	None

Richard A. Diehl Securian Financial Services, Inc. 400 Robert Street North St. Paul, Minnesota 55101	Vice President and Chief Investment Officer	None

Scott C. Thorson Securian Financial Services, Inc. 400 Robert Street North St. Paul, Minnesota 55101	Vice President-Business Operations and Treasurer	None

Suzanne M. Chochrek Securian Financial Services, Inc. 400 Robert Street North St. Paul, Minnesota 55101	Vice President - Business and Market Development	None

(c) Not applicable.

Item 33.	Location of Accounts and Records

The physical possession of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder is maintained by Minnesota Life, 400 Robert Street North, St. Paul, Minnesota 55101-2098; except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant’s securities is maintained by: (a) Wells Fargo Bank Minnesota, 733 Marquette Avenue, Minneapolis, Minnesota 55479, as to the Money Market, Index 500, Index 400 Mid-Cap and Real Estate Securities Portfolios; and (b) The Bank of New York Mellon Corporation, One Mellon Center, Pittsburgh, Pennsylvania 15258, as to the Bond, Mortgage Securities, and the International Bond Portfolios.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

(a)	Not applicable.

(b)	Not applicable.

(c)	The Registrant hereby undertakes to furnish, upon request and without charge to each person to whom a prospectus is delivered, a copy of the Registrant’s latest annual report to shareholders containing the information called for by Item 5A.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of St. Paul and the State of Minnesota on the 28th day of February, 2011.

ADVANTUS SERIES FUND, INC.

By	/s/ GREGORY S. STRONG
Gregory S. Strong, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ GREGORY S. STRONG Gregory S. Strong	President (principal executive officer)		February 28, 2011

/s/ GARY M. KLEIST Gary M. Kleist	Vice President and Treasurer (principal financial and accounting officer)		February 28, 2011

LINDA L. HENDERSON* Linda L. Henderson	Director ) ) ) ) ) )	By	/s/ GREGORY S. STRONG Gregory S. Strong Attorney-in-Fact

DOROTHY J. BRIDGES* Dorothy J. Bridges	Director ) ) ) ) )	Dated:	February 28, 2011
WILLIAM C. MELTON* William C. Melton	Director ) ) )

*	Registrant’s director executing power of attorney dated April 25, 2007, a copy of which is filed herewith.

ADVANTUS SERIES FUND, INC.

EXHIBIT INDEX

Exhibit Number and Description:

28 (a)(1)	Amended and Restated Articles of Incorporation - Previously filed on April 26, 2001 as Exhibit 23(a) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 23, is hereby incorporated by reference.

(a)(2)	Certificate of Designation of Class 1 and Class 2 Shares - Previously filed on April 27, 2009 as Exhibit 23(a)(2) to Registrant’s Form N-1A, File Number 2- 96990, Post-Effective Amendment Number 40, is hereby incorporated by reference.

28 (b)(1)	Bylaws - Previously filed on February 28, 2006 as Exhibit 23(b)(1) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 31, is hereby incorporated by reference.

(b)(2)	Amendment to the Bylaws dated July 16, 1997 - Previously filed on February 13, 1998 as Exhibit 24(b)(2)(ii) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 17, is hereby incorporated by reference.

(b)(3)	Amendment to the Bylaws dated April 21, 1999 - Previously filed on March 2, 2000 as Exhibit 23(b)(3) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 21, is hereby incorporated by reference.

(b)(4)	Amendment to the Bylaws dated October 24, 2002 - Previously filed on February 27, 2003 as Exhibit 23(b)(4) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 26, is hereby incorporated by reference.

(b)(5)	Amendment to the Bylaws dated January 30, 2003 - Previously filed February 27, 2003 as Exhibit 23(b)(5) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 26, is hereby incorporated by reference.

28 (c)	See Exhibits filed under Items 28(a) and 28(b) above.

28 (d)(1)	Investment Advisory Agreement between Advantus Series Fund, Inc. and Advantus Capital Management, Inc. - Previously filed on April 27, 2009 as Exhibit 23(d)(1) to Registrant’s Form N-1A, File Number 2-96990, Post- Effective Amendment Number 40, is hereby incorporated by reference.

(d)(2)	Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Franklin Advisers, Inc. - Previously filed on April 27, 2009 as Exhibit 23(d)(2) to Registrant’s Form N-1A, File Number 2-96990, Post- Effective Amendment Number 40, is hereby incorporated by reference.

(d)(3)	Letter Agreement among Franklin Advisers, Inc., Advantus Capital Management, Inc. and the International Bond Portfolio of Advantus Series Fund, Inc., dated January 27, 2011, to be provided by subsequent amendment.

28 (e)	Amended Underwriting and Distribution Agreement between Advantus Series Fund, Inc. and Securian Financial Services, Inc. - Previously filed on April 27, 2009 as Exhibit 23(e) to Registrant’s Form N-1A, File Number 2- 96990, Post-Effective Amendment Number 40, is hereby incorporated by reference.

28 (f)	Not applicable.

28 (g)(1)(A)	Custodian Agreement between Advantus Series Fund, Inc. and Norwest Bank Minnesota, N.A. - Previously filed on April 27, 2009 as Exhibit 23(g)(1)(A) to Registrant’s Form N-1A, File Number 2- 96990, Post-Effective Amendment Number 40, is hereby incorporated by reference.

(g)(1)(B)	Schedule A, as amended, to the Custodian Agreement between Advantus Series Fund, Inc. and Norwest Bank Minnesota, N.A. - Previously filed April 26, 2001 as Exhibit 23(g)(1)(B) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 23, is hereby incorporated by reference.

(g)(1)(C)	Foreign Custody Manager Agreement between Advantus Series Fund, Inc. and Wells Fargo Bank, N.A. - Previously filed on April 27, 2009 as Exhibit 23(g)(1)(C) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 40, is hereby incorporated by reference.

(g)(2)	Custodian Agreement between Advantus Series Fund, Inc. and Mellon Bank, N.A. - Previously filed on April 27, 2009 as Exhibit 23(g)(2) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 40, is hereby incorporated by reference.

28 (h)(1)	Shareholder Information Rule 22c-2 Agreement between Advantus Series Fund, Inc. and Minnesota Life Insurance Company - Previously filed on April 27, 2009 as Exhibit 23(h)(1) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 40, is hereby incorporated by reference.

(h)(2)	Administrative Service Agreement between Advantus Series Fund, Inc. and Minnesota Life Insurance Company.

(h)(3)	Participation Agreement among Advantus Series Fund, Inc., Advantus Capital Management, Inc. and Minnesota Life Insurance Company - Previously filed on April 27, 2009 as Exhibit 23(h)(3) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 40, is hereby incorporated by reference.

(h)(4)	Investment Accounting Agreement between Advantus Series Fund, Inc. and State Street Bank and Trust Company - Previously filed on April 27, 2009 as Exhibit 23(h)(4) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 40, is hereby incorporated by reference.

(h)(5)	Administration Agreement between Advantus Series Fund, Inc. and State Street Bank and Trust Company - Previously filed on April 27, 2009 as Exhibit 23(h)(5) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 40, is hereby incorporated by reference.

(h)(6)	Participation Agreement among Advantus Series Fund, Inc., Advantus Capital Management, Inc. and Securian Life Insurance Company - Previously filed on April 27, 2009 as Exhibit 23(h)(6) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 40, is hereby incorporated by reference.

(h)(7)	Shareholder Information Rule 22c-2 Agreement between Advantus Series Fund, Inc. and Securian Life Insurance Company - Previously filed on April 27, 2009 as Exhibit 23(h)(7) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 40, is hereby incorporated by reference.

(h)(8)	Amended and Restated Net Investment Income Maintenance Agreement between Advantus Capital Management, Inc., Securian Financial Services, Inc. and Advantus Series Fund, Inc. - Previously filed on February 26, 2010 as Exhibit 28(h)(8) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 41, is hereby incorporated by reference.

28 (i)	Opinion and Consent of Dorsey & Whitney LLP - Previously filed on February 26, 2010 as Exhibit 28(i) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 41, is hereby incorporated by reference.

28 (j)	Consent of KPMG LLP, to be provided by subsequent amendment.

28 (k)	Not applicable.

28 (l)	Letter of Investment Intent - Previously filed on February 13, 1998 as Exhibit 24(b)(13) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 17, is hereby incorporated by reference.

28 (m)(1)	Restated Rule 12b-1 Distribution Plan - Previously filed on February 29, 2008 as Exhibit 23(m)(1) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 36, is hereby incorporated by reference.

(m)(2)	Fund Shareholder Service Agreement between Minnesota Life Insurance Company and Securian Financial Services, Inc. - Previously filed on April 27, 2009 as Exhibit 23(m)(2) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 40, is hereby incorporated by reference.

(m)(3)	Fund Shareholder Services Agreement between Securian Life Insurance Company and Securian Financial Services, Inc. - Previously filed on April 27, 2009 as Exhibit 23(m)(3) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 40, is hereby incorporated by reference.

28 (n)	Advantus Series Fund, Inc. Multiple Class Plan Pursuant to Rule 18f-3 - Previously filed on September 7, 2007 as Exhibit 23(n) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 35, is hereby incorporated by reference.

28 (o)	Reserved.

28 (p)(1)	Code of Ethics for Registrant, Advantus Capital Management, Inc. and Affiliates - Previously filed on February 27, 2009 as Exhibit 23(p)(1) to Registrant’s Form N-1A, File Number 2-96990, Post-Effective Amendment Number 39, is hereby incorporated by reference.

(p)(2)	Code of Ethics for Franklin Templeton Investments.

28 (q)	Power of Attorney to sign Registration Statement executed by Directors of Registrant.